                                                                    EXHIBIT 10.1
________________________________________________________________________________

                               REVOLVING CREDIT
                               ----------------
                                      AND
                                      ---
                          ACQUISITION LOAN AGREEMENT
                          --------------------------

                          dated as of April 22, 1998

                                     among

                            JACKSON PRODUCTS, INC.

                                      AND

                           THE LENDING INSTITUTIONS
                          LISTED ON SCHEDULE 1 HERETO
                                    ----------

                                      and

                          BANKBOSTON, N.A., as Agent,
               MERCANTILE BANK NATIONAL ASSOCIATION, as Co-Agent

                         BANCBOSTON SECURITIES, INC.,
                       as Syndication Agent and Arranger

________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS AND RULES OF INTERPRETATION...............................................1
          1.1.  Definitions................................................................1
          1.2.  Rules of Interpretation....................................................21
2.   THE REVOLVING CREDIT FACILITY.........................................................22
          2.1.  Commitment to Lend.........................................................22
          2.2.  Commitment Fee.............................................................22
          2.3.  Reduction of Total Commitment..............................................23
          2.4.  The Revolving Credit Notes.................................................23
          2.5.  Interest on Revolving Credit Loans.........................................23
          2.6.  Requests for Revolving Credit Loans........................................24
          2.7.  Conversion Options.........................................................24
                    2.7.1.  Conversion to Different Type of Revolving Credit Loan..........24
                    2.7.2.  Continuation of Type of Revolving Credit Loan..................25
                    2.7.3.  LIBOR Rate Loans...............................................25
          2.8.  Funds for Revolving Credit Loan............................................26
                    2.8.1.  Funding Procedures.............................................26
                    2.8.2.  Advances by Agent..............................................26
          2.9.  Change in Borrowing Base...................................................27
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS...............................................27
          3.1.  Maturity...................................................................27
          3.2.  Mandatory Repayments of Revolving Credit Loans.............................27
          3.3.  Optional Repayments of Revolving Credit Loans..............................27
4.   THE ACQUISITION LOAN..................................................................28
          4.1.  Commitment to Lend.  4.1.1.................................................28
                    4.1.1.  Commitment.....................................................28
                    4.1.2.  Conditions to Advances.........................................28
          4.2.  Commitment Fee.............................................................29
          4.3.  Reduction of Total Acquisition Commitment..................................30
          4.4.  The Acquisition Notes......................................................30
          4.5.  Mandatory Payments of Principal of Acquisition Loan........................30
                    4.5.1.  Acquisition Loan...............................................31
                    4.5.2.  Proceeds.......................................................31
                    4.5.3.  Crystaloid Acquisition.........................................32
          4.6.  Optional Prepayment of Acquisition Loan....................................32
          4.7.  Interest on Acquisition Loan...............................................32
                    4.7.1.  Interest Rates.................................................32
                    4.7.2.  Notification by Borrower.......................................33
                    4.7.3.  Amounts, etc...................................................33
           4.8.  Funds for Advances........................................................33
                    4.8.1.  Funding Procedures.............................................33
                    4.8.2.  Advances by Agent..............................................34
5.   LETTERS OF CREDIT.....................................................................34
          5.1.  Letter of Credit Commitments...............................................34
                    5.1.1.  Commitment to Issue Letters of Credit..........................34

                    5.1.2.  Letter of Credit Applications..................................35
                    5.1.3.  Terms of Letters of Credit.....................................35
                    5.1.4.  Reimbursement Obligations of Banks.............................35
                    5.1.5.  Participations of Banks........................................36
          5.2.  Reimbursement Obligation of the Borrower...................................36
          5.3.  Letter of Credit Payments..................................................37
          5.4.  Obligations Absolute.......................................................37
          5.5.  Reliance by Issuer.........................................................38
          5.6.  Letter of Credit Fee.......................................................38
6.   CERTAIN GENERAL PROVISIONS............................................................39
          6.1.  Closing and Advisory Fees..................................................39
          6.2.  Agent's Fee................................................................39
          6.3.  Funds for Payments.........................................................39
                    6.3.1.  Payments to Agent..............................................39
                    6.3.2.  No Offset, etc.................................................39
          6.4.  Computations...............................................................40
          6.5.  Inability to Determine LIBOR Rate..........................................40
          6.6.  Illegality.................................................................40
          6.7.  Additional Costs, etc......................................................41
          6.8.  Capital Adequacy...........................................................43
          6.9.  Certificate................................................................44
          6.10.  Indemnity.................................................................44
          6.11.  Interest After Default....................................................44
          6.12  Replacement Banks..........................................................45
7.   COLLATERAL SECURITY AND GUARANTIES....................................................45
          7.1.  Security of Borrower.......................................................45
          7.2.  Guaranties and Security of Subsidiaries....................................46
8.   REPRESENTATIONS AND WARRANTIES........................................................46
          8.1.  Corporate Authority........................................................46
                    8.1.1.  Incorporation; Good Standing...................................46
                    8.1.2.  Authorization..................................................46
                    8.1.3.  Enforceability.................................................47
          8.2.  Governmental Approvals.....................................................47
          8.3.  Title to Properties; Leases................................................47
          8.4.  Financial Statements and Projections.......................................47
                    8.4.1.  Fiscal Year....................................................47
                    8.4.2.  Financial Statements...........................................47
                    8.4.3.  Projections....................................................48
          8.5.  No Material Changes, etc...................................................48
          8.6.  Franchises, Patents, Copyrights, etc.......................................49
          8.7.  Litigation.................................................................49
          8.8.  No Materially Adverse Contracts, etc.......................................49
          8.9.  Compliance with Other Instruments, Laws, etc...............................49
          8.10.  Tax Status................................................................50
          8.11.  No Event of Default.......................................................50
          8.12.  Holding Company and Investment Company Acts...............................50
          8.13.  Absence of Financing Statements, etc......................................50


          8.14.  Perfection of Security Interest...........................................50
          8.15.  Certain Transactions......................................................51
          8.16.  Employee Benefit Plans....................................................51
                    8.16.1.  In General....................................................51
                    8.16.2.  Terminability of Welfare Plans................................51
                    8.16.3.  Guaranteed Pension Plans......................................51
                    8.16.4.  Multiemployer Plans...........................................52
          8.17.  Use of Proceeds...........................................................52
                    8.17.1.  General.......................................................52
                    8.17.2.  Regulations U and X...........................................52
          8.18.  Environmental Compliance..................................................53
          8.19.  Subsidiaries, etc.........................................................54
          8.20.  Year 2000 Problem.........................................................55
          8.21.  Disclosure................................................................55
          8.22.  No Amendments to Certain Documents........................................55
          8.23.  Representations Under Stock Purchase Agreements...........................55
          8.24.  Insurance.................................................................56
9.   AFFIRMATIVE COVENANTS OF THE BORROWER.................................................56
          9.1.  Punctual Payment...........................................................56
          9.2.  Maintenance of Office......................................................56
          9.3.  Records and Accounts.......................................................56
          9.4.  Financial Statements, Certificates and Information.........................57
          9.5.  Notices....................................................................59
                    9.5.1.  Defaults.......................................................59
                    9.5.2.  Environmental Events...........................................59
                    9.5.3.  Notification of Claim against Collateral.......................60
                    9.5.4.  Notice of Litigation and Judgments.............................60
          9.6.  Corporate Existence; Maintenance of Properties.............................60
          9.7.  Insurance..................................................................61
          9.8.  Taxes......................................................................61
          9.9.  Inspection of Properties and Books, etc....................................61
                    9.9.1.  General........................................................61
                    9.9.2.  Collateral Reports.............................................61
                    9.9.3.  Appraisals.....................................................62
                    9.9.4.  Environmental Assessments......................................62
                    9.9.5.  Communications with Accountants................................63
          9.10.  Compliance with Laws, Contracts, Licenses, and Permits....................63
          9.11.  Employee Benefit Plans....................................................63
          9.12.  Use of Proceeds...........................................................63
          9.13.  Mortgaged Property........................................................64
          9.14.  Title Insurance...........................................................64
          9.15.  Landlord Waivers..........................................................65
          9.16.  Taxes.....................................................................65
          9.17.  Interest Rate Protection..................................................65
          9.18.  Crystaloid Acquisition....................................................65
          9.19.  Foreign Stock Pledge......................................................65
          9.20.  Further Assurances........................................................65

10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER............................................66
          10.1.  Restrictions on Indebtedness..............................................66
          10.2.  Restrictions on Liens.....................................................68
          10.3.  Restrictions on Investments...............................................70
          10.4.  Distributions; Restricted Payments........................................71
          10.5.  Merger, Consolidation and Disposition of Assets...........................72
                    10.5.1.  Mergers and Acquisitions......................................72
                    10.5.2.  Disposition of Assets.........................................74
          10.6.  Sale and Leaseback........................................................75
          10.7.  Compliance with Environmental Laws........................................75
          10.8.  Subordinated Debt and Preferred Stock.....................................76
          10.9.  Employee Benefit Plans....................................................76
          10.10.  Fiscal Year..............................................................77
          10.11.  Transactions with Affiliates.............................................77
          10.12.  Change in Terms of Capital Stock.........................................77
          10.13.  Modification of Documents................................................78
          10.14.  Negative Pledges.........................................................78
          10.15.  Upstream Limitations.....................................................78
          10.16.  Inconsistent Agreements..................................................78
          10.17.  Location of Inventory....................................................78
11.  FINANCIAL COVENANTS OF THE BORROWER...................................................79
          11.1.  EBITDA to Total Interest Expense..........................................79
          11.2.  Leverage Ratio............................................................80
          11.3.  Consolidated Operating Cash Flow to Total Debt Service....................80
12.  CLOSING CONDITIONS....................................................................81
          12.1.  Loan Documents etc........................................................81
                    12.1.1.  Loan Documents................................................81
                    12.1.2.  Subordinated Debt Documents...................................81
          12.2.  Certified Copies of Charter Documents.....................................81
          12.3.  Corporate Action..........................................................81
          12.4.  Incumbency Certificate....................................................81
          12.5.  Validity of Liens.........................................................82
          12.6.  Perfection Certificates and UCC Search Results............................82
          12.7.  Certificates of Insurance.................................................82
          12.8.  Borrowing Base Report.....................................................82
          12.9.  Hazardous Waste Assessments...............................................82
          12.10.  Solvency Certificate.....................................................83
          12.11.  Opinion of Counsel.......................................................83
          12.12.  Payment of Fees..........................................................83
          12.13.  Satisfaction of Conditions of Stock Purchase Agreements..................83
          12.14.  Completion of Acquisition, etc...........................................83
          12.15.  Completion of Successful Financial Inquiry...............................83
          12.16.  Consents and Approvals...................................................83
          12.17.  Payoff Letter............................................................84
          12.18.  Disbursement Instructions................................................84
13.  CONDITIONS TO ALL BORROWINGS..........................................................84
          13.1.  Representations True; No Event of Default.................................84

          13.2.  No Legal Impediment.......................................................85
          13.3.  Governmental Regulation...................................................85
          13.4.  Proceedings and Documents.................................................85
          13.5.  Borrowing Base Report.....................................................85
14.  EVENTS OF DEFAULT; ACCELERATION; ETC..................................................85
          14.1.  Events of Default and Acceleration........................................85
          14.2.  Termination of Commitments................................................89
          14.3.  Remedies..................................................................89
          14.4.  Distribution of Collateral Proceeds.......................................89
15.  SETOFF................................................................................90
16.  THE AGENT.............................................................................91
          16.1.  Authorization.............................................................91
          16.2.  Employees and Agents......................................................92
          16.3.  No Liability..............................................................92
          16.4.  No Representations........................................................92
                    16.4.1.  General.......................................................92
                    16.4.2.  Closing Documentation, etc....................................93
          16.5.  Payments..................................................................93
                    16.5.1.  Payments to Agent.............................................93
                    16.5.2.  Distribution by Agent.........................................93
                    16.5.3.  Delinquent Banks..............................................94
          16.6.  Holders of Notes..........................................................94
          16.7.  Indemnity.................................................................94
          16.8.  Agent as Bank.............................................................95
          16.9.  Resignation...............................................................95
          16.10.  Notification of Defaults and Events of Default...........................95
          16.11.  Duties in the Case of Enforcement........................................95
17.  EXPENSES AND INDEMNIFICATION..........................................................96
          17.1.  Expenses..................................................................96
          17.2.  Indemnification...........................................................96
          17.3.  Survival..................................................................97
18.  SURVIVAL OF COVENANTS, ETC............................................................97
19.  ASSIGNMENT AND PARTICIPATION..........................................................98
          19.1.  Conditions to Assignment by Banks.........................................98
          19.2.  Certain Representations and Warranties; Limitations; Covenants............98
          19.3.  Register..................................................................99
          19.4.  New Notes.................................................................100
          19.5.  Participations............................................................100
          19.6.  Disclosure................................................................101
          19.7.  Assignee or Participant Affiliated with the Borrower......................101
          19.8.  Miscellaneous Assignment Provisions.......................................101
          19.9.  Assignment by Borrower....................................................102
20.  NOTICES, ETC..........................................................................102
21.  GOVERNING LAW.........................................................................103
22.  HEADINGS..............................................................................103
23.  COUNTERPARTS..........................................................................103

24.  ENTIRE AGREEMENT, ETC.................................................................104
25.  WAIVER OF JURY TRIAL..................................................................104
26.  CONSENTS, AMENDMENTS, WAIVERS, ETC....................................................104
27.  SEVERABILITY..........................................................................105

                                   EXHIBITS
                                   --------

          Exhibit A      Form of Borrowing Base Report
          Exhibit B      Form of Guaranty
          Exhibit C      Form of Revolving Credit Note
          Exhibit D      Form of Acquisition Loan Note
          Exhibit E-1    Form of Security Agreement (Borrower)
          Exhibit E-2    Form of Security Agreement (Subsidiaries)
          Exhibit F-1    Form of Stock Pledge Agreement (Borrower)
          Exhibit F-2    Form of Stock Pledge Agreement (Subsidiaries)
          Exhibit G      Form of Loan Request
          Exhibit H      Form of Advance Request
          Exhibit I      Form of Compliance Certificate
          Exhibit J      Form of Assignment and Acceptance
          Exhibit K      Form of Collateral Assignment of Acquisition
                         Documents


                                   SCHEDULES
                                   ---------

          Schedule 1     Banks
          Schedule 1.1   Jordan Affiliates
          Schedule 5.1   Letters of Credit
          Schedule 8.3   Title to Property; Leases
          Schedule 8.6   Franchises, Patents, Copyrights, Etc.
          Schedule 8.7   Litigation
          Schedule 8.15  Certain Transactions
          Schedule 8.18  Environmental Compliance
          Schedule 8.19  Subsidiaries
          Schedule 8.24  Insurance
          Schedule 9.13  Mortgaged Property
          Schedule 10.1  Indebtedness
          Schedule 10.2  Liens
          Schedule 10.3  Investments

                             REVOLVING CREDIT AND
                             --------------------
                          ACQUISITION LOAN AGREEMENT
                          --------------------------

     This REVOLVING CREDIT AND ACQUISITION LOAN AGREEMENT is made as of April 22, 1998, by and among JACKSON PRODUCTS, INC., a Delaware corporation having its principal place of business at 2997 Clarkson Road, Chesterfield, Missouri 63017, and BANKBOSTON, N.A., a national banking association and the other lending institutions listed on Schedule 1, BANKBOSTON, N.A. as agent for itself and such
                       -------- --
other lending institutions and MERCANTILE BANK NATIONAL ASSOCIATION, as co-agent.

                1.    DEFINITIONS AND RULES OF INTERPRETATION.
                      ---------------------------------------

     1.1.  DEFINITIONS.  The following terms shall have the meanings set forth
           -----------
in this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable.  All rights of the Borrower or any of its Restricted
     -------------------
Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of its Restricted Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     Acquisition Commitment.  With respect to each Bank, the amount set forth on
     ----------------------
Schedule 1 hereto as the amount of such Bank's commitment to make Advances to
----------
the Borrower during the Disbursement Period, as the same may be reduced from time to time; or, after the Disbursement Period or if such commitment is terminated pursuant to the provisions hereof, zero.

     Acquisition Commitment Percentage. With respect to each Bank, the
     ---------------------------------
percentage set forth on Schedule 1 hereto as such Bank's percentage of the Total
                        ----------
Acquisition Commitment.

     Acquisition Documents. Collectively, the Crystaloid Acquisition Documents
     ---------------------
and the NCH Acquisition Documents.

     Acquisition Incentives.  With respect to any Person, any earn-out
     ----------------------
arrangements, non-competition agreements and similar arrangements made in connection with the acquisition of entities or businesses by such Person or any of its Subsidiaries.

     Acquisition Loan.  Advances made or to be made by the Banks to the Borrower
     ----------------
during the Disbursement Period pursuant to (S)4.

     Acquisition Loan Maturity Date.  April 30, 2004.
     ------------------------------

     Acquisition Notes.  See (S)4.4.
     -----------------

     Acquisition Note Record.  A Record with respect to an Acquisition Note.
     -----------------------

     Acquisitions.  The NCH Acquisition and the Crystaloid Acquisition.
     ------------

     Adjustment Date. The first day of the month immediately following the month
     ---------------
in which a Compliance Certificate is to be delivered by the Borrower pursuant to
(S)9.4(d).

     Advances.  See (S)4.1.2.
     --------

     Advance Request.  See (S)4.1.2.
     ---------------

     Affected Bank.  See (S)6.12.
     -------------

     Affiliate.  Any Person that would be considered to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     Agent.  BankBoston, N.A. acting as agent for the Banks.
     -----

     Agent's Head Office. The Agent's head office located at 100 Federal Street,
     -------------------
Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent's Special Counsel.  Bingham Dana LLP or such other counsel as may be
     -----------------------
approved by the Agent.

     Allsafe.  American Allsafe Company, a Texas corporation.
     -------

     Applicable Margin. For each period commencing on an Adjustment Date through
     -----------------
the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined on a Pro Forma Basis for the Reference Period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.

     ---------------------------------------------------------------------------
                                        BASE    LIBOR                 LETTER OF
                                        RATE    RATE    COMMITMENT     CREDIT
      LEVEL   LEVERAGE RATIO            LOANS   LOANS     FEES          FEES
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      I       greater than 4.50:1.00    0.75%   2.25%   0.50%         2.25%
      --------------------------------------------------------------------------
      II      less than or equal to
              4.50:1.00 and greater     0.50%   2.00%   0.375%        2.00%
              than 3.50:1.00
      --------------------------------------------------------------------------
      III     less than or equal to     0.25%   1.75%   0.375%        1.75%
              3.50
      --------------------------------------------------------------------------


     Notwithstanding the foregoing, (a) until the delivery by the Borrower to the Agent of the Compliance Certificate pursuant to (S)9.4(d) for the period ending September 30, 1998, the Applicable Margin shall be the Applicable Margin set forth above in Level I, and (b) if the Borrower fails to deliver any Compliance Certificate when required by (S)9.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the Applicable Margin set forth above in Level I.

     Arranger.  BancBoston Securities, Inc.
     --------

     Assignment and Acceptance.  See (S)19.1.
     -------------------------

     Balance Sheet Date.  December 31, 1997.
     ------------------

     Banks. BKB and the other lending institutions listed on Schedule 1 hereto
     -----                                                   ----------
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)19.

     Base Rate. The higher of (i) the annual rate of interest announced from
     ---------
time to time by BKB at its head office in Boston, Massachusetts, as its "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Base Rate Loans.  Revolving Credit Loans and all or any portion of the
     ---------------
Acquisition Loan bearing interest calculated by reference to the Base Rate.

     BKB.  BankBoston, N.A., a national banking association, in its individual
     ---
capacity.

     Borrower.  Jackson Products, Inc., a Delaware corporation.
     --------

     Borrowing Base.  At the relevant time of reference thereto, an amount
     --------------
determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to (S)9.4(e), which is equal to the sum of:

            (a) 85% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus
                                  ----

            (b)  65% of the Net Book Value of Eligible Inventory

  provided, however, the Agent reserves its right to decrease the advance rates
  --------  -------
set forth herein if, in the Agent's reasonable discretion, the results of commercial finance examinations indicate a material deterioration in the Borrower's or its Restricted Subsidiaries' Eligible Accounts Receivable or Eligible Inventory from the Closing Date, such that a lower advance rate for Eligible Accounts Receivable and/or Eligible Inventory is warranted.

     For purposes of determining the Borrowing Base, each Eligible Account Receivable which is denominated in currency other than Dollars shall be converted to Dollars at the actual exchange rate (as quoted in The Wall Street Journal) in effect on the date of the Borrowing Base Report which reflects such Eligible Account Receivable.

     Borrowing Base Report. A Borrowing Base Report signed by the chief
     ---------------------
financial officer of the Borrower and in substantially the form of Exhibit A hereto.

     Business Day. Any day on which banking institutions in Boston,
     ------------
Massachusetts, New York, New York and St. Louis, Missouri, are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                       --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower
     --------------------
or any of its Restricted Subsidiaries in connection with the purchase or lease by the Borrower or any of its Restricted Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles, provided,
                                                                    --------
however, that (a) amounts paid in connection with the purchase or lease of
-------
Capital Assets with insurance or condemnation proceeds, or (b) amounts paid or indebtedness incurred in connection with the purchase of assets constituting a Permitted Acquisition, shall not be included as Capital Expenditures.

     Capitalized Leases.  Leases under which the Borrower or any of its
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA.  See (S)8.18(a).
     ------

     Closing Date. The first date on which the conditions set forth in (S)12
     ------------
have been satisfied and any Revolving Credit Loans and any Advances are to be made or any Letter of Credit is to be issued hereunder.

     Co-Agent. Mercantile Bank National Association, in its capacity as co-
     --------
agent.

     Code.  The Internal Revenue Code of 1986, as amended.
     ----

     Collateral. All of the property, rights and interests of the Borrower and
     ----------
its Restricted Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

     Collateral Assignment of Acquisition Documents. The Collateral Assignments,
     ----------------------------------------------
dated as of the Closing Date, made by Jackson Acquisition, Inc. and Crystaloid Technologies, Inc., in favor of the Agent, each substantially in the form of Exhibit K attached hereto.
---------

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage. With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   ----------
all of the Banks.

     Consolidated or consolidated.  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of the Borrower and its Restricted Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Net Income.  The consolidated net income (or deficit) of the
     -----------------------
Borrower and its Restricted Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income.

     Consolidated Operating Cash Flow. For any period, an amount equal to EBITDA
     --------------------------------
of the Borrower and its Restricted Subsidiaries for such period minus the sum of
                                                                -----
(i) Capital Expenditures made in such period, plus (ii) cash payments for all
                                              ----
taxes paid during such period by the Borrower and its Restricted Subsidiaries.

     Consolidated Total Interest Expense. For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by the Borrower and its Restricted Subsidiaries during such period on all Indebtedness of the Borrower and its Restricted Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Loan in accordance with (S)2.7.

     Credit Agreement.  This Revolving Credit and Acquisition Loan Agreement,
     ----------------
including the Schedules and Exhibits hereto.

     Crystaloid.  Crystaloid Technologies, Inc., a Delaware corporation.
     ----------

     Crystaloid Acquisition.  The acquisition by the Borrower or a Restricted
     ----------------------
Subsidiary of all of the outstanding shares of capital stock of Crystaloid, pursuant to the Crystaloid Acquisition Documents.

     Crystaloid Acquisition Documents. The Crystaloid Stock Purchase Agreement
     --------------------------------
and all agreements and documents required to be entered into or delivered in connection with the Crystaloid Acquisition, each in the form delivered to the Agent on or before the Closing Date.

     Crystaloid Sellers. Collectively, Dahl, the Management Sellers (as defined
     ------------------
in the Crystaloid Stock Purchase Agreement), and the Outside Sellers (as defined in the Crystaloid Stock Purchase Agreement).

     Crystaloid Stock Purchase Agreement. The Stock Purchase Agreement, dated as
     -----------------------------------
of March 31, 1998, among Crystaloid, the Crystaloid Sellers and Crystaloid Electronics Company, an Ohio corporation.

     Dahl.  Dahl Partners, Incorporated, an Ohio corporation.
     ----

     Default.  See (S)14.1.
     -------

     Delinquent Bank.  See (S)16.5.3.
     ---------------

     Disbursement Period.  See (S)4.1.2.
     -------------------

     Distribution. The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of a Person, other than dividends payable solely in shares of common stock of a Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of a Person, directly or indirectly through a Subsidiary of a Person or otherwise; the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Person.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiaries. Each Subsidiary (direct or indirect, existing on the
     ---------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Borrower which is incorporated under the laws of the United States, or a State or other subdivision of the United States of America.

     Drawdown Date. The date on which any Revolving Credit Loan or any Advance
     -------------
is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7 or all or any portion of the Acquisition Loan is converted or continued in accordance with (S)4.5.2.

     EBITDA. With respect to a Person and its Subsidiaries for any fiscal
     ------
period, an amount equal to Consolidated Net Income for such period, plus, to the
                                                                    ----
extent deducted in the calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, (b) other noncash charges for such period, (c) income tax expense for such period, (d) Consolidated Total Interest Expense paid or accrued during such period, (e) non-cash expenses relating to Financial Accounting Standards Board Statement Nos. 106
and 109 for such period, (f) the aggregate amount of non-capitalized transaction costs incurred in connection with financings, acquisitions, joint ventures or joint alliance (including, but not limited to, financing fees) for such period,
(g) payments made to TJC Management Corp. pursuant to the terms of the Management Agreement to the extent permitted under (S)10.4, (h) payments made in connection with Incentive Arrangements and Acquisition Incentives, and (i) Restructuring Costs for such period, minus, to the extent added in computing
                                     -----
Consolidated Net Income and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with generally accepted accounting principles.

     Eligible Accounts Receivable. The aggregate of the unpaid portions of
     ----------------------------
Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Borrower reasonably and in good faith determines to be collectible; (b) that are with account debtors or other obligors that (i) are not Affiliates of the Borrower, (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction, (iv) are, in the Agent's reasonable judgment, creditworthy; or should not otherwise be excluded in the Agent's reasonable discretion; and (v) are not agencies or instrumentalities of the United States of America subject to the Assignment of Claims Act unless the applicable Borrower or Restricted Subsidiary has complied with such Act; (c) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) in which the Agent has a valid and perfected first priority security interest (other than Accounts Receivable payable from offices in Canada or from offices in countries in Europe); (f) that are not outstanding for more than ninety (90) days past the date payment is due; (g) that are not due from any single account debtor or other obligor if more than twenty-five percent (25%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable; (h) that are payable in Dollars (other than Accounts Receivable payable from offices in Canada or from offices in countries in Europe); (i) that are not payable from an office outside of the United States, (except that Accounts Receivable payable from offices in Canada in an aggregate amount not to exceed $3,000,000 and Accounts Receivable payable from offices in countries in Europe, in an aggregate amount not to exceed $3,000,000 shall not be excluded by virtue of this clause (i)); and (j) that are not secured by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit.

     Eligible Assignee. Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the

District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any investment company, investment fund, financial institution or other institutional lender (other than any financial institution which but for the amount of its total assets would have been an Eligible Assignee under clauses (a) through (d) above) having total assets in excess of $100,000,000; and (f) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Eligible Inventory.  With respect to the Borrower or any of its Restricted
     ------------------
Subsidiaries, finished goods, work in progress and raw materials and component parts inventory owned by the Borrower or such Restricted Subsidiary; provided
                                                                     --------
that Eligible Inventory shall not include any inventory (a) held on consignment, or not otherwise owned by the Borrower or such Restricted Subsidiary, or of a type no longer sold by the Borrower or such Restricted Subsidiary, (b) which has been returned by a customer or is damaged or subject to any legal encumbrance other than Permitted Liens, (c) which is not in the possession of the Borrower or such Restricted Subsidiary unless the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (d) which is held by the Borrower or such Restricted Subsidiary on property leased by the Borrower or a Restricted Subsidiary, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Agent, (e) as to which appropriate Uniform Commercial Code financing statements showing the Borrower or such Restricted Subsidiary as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Agent's security interest therein (except with respect to inventory located in Canada or in countries in Europe in an aggregate amount not to exceed $3,000,000), (f) which has been shipped to a customer of the Borrower or such Restricted Subsidiary regardless of whether such shipment is on a consignment basis, (g) which is not located within the United States of America (other than inventory located in Canada or in countries in Europe in an aggregate amount not to exceed $3,000,000), or (h) which the Agent reasonably deems to be obsolete or not marketable.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained of contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws.  See (S)8.18(a).
     ------------------

     EPA.  See (S)8.18(b).
     ---

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder.

     Eurocurrency Reserve Rate. For any day with respect to a LIBOR Rate Loan,
     -------------------------
the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Event of Default.  See (S)14.1.
     ----------------

     Fee Letter.  The fee letter dated or to be dated on or prior to the Closing
     ----------
Date between the Borrower and the Agent, in form and substance satisfactory to the Agent.

     Foreign Subsidiaries.  Each Subsidiary (direct or indirect, existing on the
     --------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Borrower which is incorporated under the laws of a jurisdiction other than the United States, or a State or other subdivision of the United States of America.

     generally accepted accounting principles.  (a) When used in (S)11, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan. Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guaranty. The Guaranty, dated or to be dated on or prior to the Closing
     --------
Date, made by each Domestic Subsidiary of the Borrower in favor of the Banks and the Agent pursuant to which each Domestic Subsidiary of the Borrower guaranties to the Banks and the Agent the payment and performance of the Obligations, substantially in the form of Exhibit B attached hereto.
                             ------- -

     Hazardous Substances.  See (S)8.18(b).
     --------------------

     Incentive Arrangement.  With respect to any Person, any stock appreciation
     ---------------------
rights, "phantom" stock plans, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees by such Person or any of its Subsidiaries.

     Indebtedness. All obligations, contingent and otherwise, that in accordance
     ------------
with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligation, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letter of credit, and excluding all obligations in respect of Acquisition Incentives and Incentive Arrangements.

     Ineligible Securities. Securities which may not be underwritten or dealt in
     ---------------------
by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. (S)24, Seventh), as amended.

     Intercompany Management Agreement.  The Second Amended and Restated
     ---------------------------------
Intercompany Management Consulting Agreement, dated on or prior to the Closing Date, by and among the Borrower and each of its Domestic Subsidiaries and in form and substance satisfactory to the Banks and the Agent.

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any LIBOR Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three (3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan or all or any
     ---------------
relevant portion of the Acquisition Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any LIBOR Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Acquisition Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest
         --------
Periods are subject to the following:

            (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding LIBOR Business Day;

            (ii) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

            (iii)  if the Borrower shall fail to give notice as provided in
     (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

            (iv) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

            (v) any Interest Period relating to any LIBOR Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan) or the Acquisition Loan Maturity Date (if comprising the Acquisition Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or the Acquisition Loan Maturity Date, as the case may be.

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (e) may be deducted when paid; and (f) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Issuing Banks.  BKB and Mercantile.
     -------------

     JAI.  Jackson Acquisition, Inc., a Delaware corporation.
     ---

     Jordan Affiliates. (a) The Jordan Company and Jordan/Zalaznick Capital
     -----------------
Company, and their respective Affiliates (including Leucadia Investors, Inc. and Jordan Industries, Inc.); (b) partners, principals, directors, officers, employees and agents of the Persons referred to in clause (a) hereof or other parties listed on Schedule 1.1; (c) any other trust established by the Persons
                  ------------
referred to in clause (b) hereof; and (d) any corporation, partnership or other entity controlled by, or which is an Affiliate of, the Persons referred to in clauses (a), (b), and (c) hereof.

     Junior Subordinated Notes. Any Junior Subordinated Notes issued pursuant to
     -------------------------
and in substantially the form attached to the Management Subscription Agreement.

     Letter of Credit.  See (S)5.1.1.
     ----------------

     Letter of Credit Application.  See (S)5.6.
     ----------------------------

     Letter of Credit Fee.  See (S)5.1.1.
     --------------------

     Letter of Credit Participation.  See (S)5.1.4.
     ------------------------------

     Leverage Ratio.  As at any date of determination, the ratio of (a) Total
     --------------
Funded Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, to (b) the EBITDA of the Borrower and its Restricted Subsidiaries for the Reference Period ending on such date, in each case calculated on a Pro Forma Basis.

     LIBOR Business Day.  Any day on which commercial banks are open for
     ------------------
international business (including dealings in Dollar deposits) in London.

     LIBOR Lending Office. Initially, the office of each Bank designated as such
     --------------------
in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that
   -------- -
shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate.  For any Interest Period with respect to a LIBOR Rate Loan, the
     ----------
rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which Dollar deposits for such Interest Period are offered to the Agent in the London interbank eurodollar market on the second LIBOR Business Day prior to the first day of such Interest Period for delivery on the first day of such Interest Period in an amount comparable to the amount of such LIBOR Rate Loan, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     LIBOR Rate Loans.  Revolving Credit Loans and all or any portion of the
     ----------------
Acquisition Loan bearing interest calculated by reference to the LIBOR Rate.

     Loan Documents.  This Credit Agreement, the Notes, the Letter of Credit
     --------------
Applications, the Letters of Credit, the Security Documents and the Fee Letter.

     Loan Request.  See (S)2.6.
     ------------

     Loans.  The Revolving Credit Loans and the Acquisition Loans.
     -----

     Majority Banks. As of any date, (a) if there are less than three (3) Banks
     --------------
on such date, all Banks, and (b) if there are three (3) or more Banks on such date, the Banks holding at least fifty one percent (51%) of the outstanding principal amount of the Notes and the unfunded portion of the Commitments and the Acquisition Commitments on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments and Acquisition Commitments constitutes at least fifty one percent (51%) of the sum of the Total Commitment plus the Total Acquisition Commitment.
----

     Management Agreement.  The Second Amended and Restated Management Consultig
     --------------------
Agreement, dated on or prior to the Closing Date by and between TJC Management Corporation and the Borrower, in the form delivered to the Agent on or prior to the Closing Date.

     Management Subscription Agreement.  The Management Subscription Agreement,
     ---------------------------------
dated as of August 17, 1995, by and among the Borrower and the Stockholders (as defined therein).

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries
     ----------------------
may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Mercantile.  Mercantile Bank National Association, a national banking
     ----------
association, in its individual capacity.

     Mortgaged Property.  Any Real Estate which is subject to any Mortgage.
     ------------------

     Mortgages. Collectively, (a) the several mortgages and deeds of trust,
     ---------
dated or to be dated in accordance with the provision of (S)9.13 hereto, from the Borrower and its Restricted Subsidiaries to the Agent with respect to the fee and leasehold interests of the Borrower and its Restricted Subsidiaries in the Real Estate, and (b) such additional mortgages and deeds of trust as may be dated after the Closing Date from the Borrower and its Restricted Subsidiaries with respect to fee and leasehold interests in Real Estate acquired after the Closing Date.

     Multiemployer Plan. Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     NCH Acquisition. The acquisition by the Borrower or a Restricted Subsidiary
     ---------------
of all of the outstanding shares of capital stock of Allsafe and Silencio pursuant to the NCH Acquisition Documents.

     NCH Acquisition Documents.  The NCH Stock Purchase Agreement and all other
     -------------------------
agreements and documents required to be entered into or delivered in connection with the NCH Acquisition, each in the form delivered to the Agent on or prior to the Closing Date.

     NCH Seller.  NCH Corporation, a Delaware corporation.
     ----------

     NCH Stock Purchase Agreement. The Stock Purchase Agreement, dated as of
     ----------------------------
March 30, 1998, among JAI, the NCH Seller, Allsafe and Silencio.

     Net Book Value. At the relevant time of reference thereto, the net book
     --------------
value of Eligible Inventory determined on a first-in first-out basis and at lower of cost or market.

     Non-Affected Bank(s). As of any date of determination, those Banks which
     --------------------
are not Affected Banks.

     Notes.  The Acquisition Notes and the Revolving Credit Notes.
     -----

     Obligations.  All indebtedness, obligations and liabilities of any of the
     -----------
Borrower and its Restricted Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or arising or incurred in connection with any interest rate protection arrangements contemplated by (S)9.17 or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     outstanding.  With respect to the Loans, the aggregate unpaid principal
     -----------
thereof as of any date of determination.

     Patent Assignments. The several Patent Assignments, dated or to be dated on
     ------------------
or prior to the Closing Date, made by the Borrower and its Subsidiaries in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection Certificates.  The Perfection Certificates as defined in the
     -----------------------
Security Agreements.

     Permitted Acquisition Closing Date.  The first date on which the conditions
     ----------------------------------
set forth in the relevant Permitted Acquisition Purchase Agreement have been satisfied and such Permitted Acquisition has occurred.

     Permitted Acquisition Indebtedness. Indebtedness permitted under (S)10.1(m)
     ----------------------------------
hereof.

     Permitted Acquisition Liens.  Liens permitted under (S)10.2(j) hereof.
     ---------------------------

     Permitted Acquisition Purchase Agreement.  Any of the asset and/or stock
     ----------------------------------------
purchase agreements relating to a Permitted Acquisition dated on or prior to April 30, 2001 between the Borrower or any of its Restricted Subsidiaries and the sellers of such assets and/or stock, each such agreement to be in form and substance reasonably satisfactory to the Agent.

     Permitted Acquisitions.  See (S)10.5.1 hereof.
     ----------------------

     Permitted Liens. Liens, security interests and other encumbrances permitted
     ---------------
by (S)10.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Pro Forma Basis.  For the purposes of determining the Debt Service Coverage
     ---------------
Ratio, the Leverage Ratio and the Interest Coverage Ratio, for calculations involving the Leverage Ratio for purposes of the Applicable Margin and for purposes of determining Permitted Acquisitions under (S)10.5, (a) Consolidated Net Income and EBITDA shall be calculated on a pro forma basis as if all
                                               ---------
businesses acquired or sold, as the case may be, during the relevant period had been acquired or sold, as the case may be, on the first day of such period, (b) Indebtedness and Consolidated Total Interest Expense shall be calculated on a pro forma basis as if all Loans borrowed on the Closing Date and, without
---------
duplication, all Indebtedness created, incurred, issued, assumed or repaid during the relevant period in connection with any acquisition or sale referred to in clause (a) above had been created, incurred, issued, assumed or repaid on the first day of such period; in each case after making the adjustments and accruals permitted pursuant to Rule 11.02 under Regulation S-X under the Securities Act of 1933 or permitted by generally accepted accounting principles, with such adjustments being made in a manner, and with such other adjustments as may be approved by the Agent, and in making such pro forma calculation, interest
                                                 ---------
on any such Indebtedness at a variable rate shall be calculated using the rate in effect at the time the calculation is made; and (c) Capital Expenditures shall be calculated on a pro forma basis to include Capital Expenditures made
                         ---------
during the relevant period of all businesses acquired during the relevant period and to exclude Capital Expenditures incurred during the relevant period of all businesses sold during the relevant period.

     Rate Adjustment Period.  See the definition of Applicable Margin.
     ----------------------

     RCRA.  See (S)8.18(a).
     ----

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Restricted Subsidiaries.

     Record. The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Reference Bank.  BKB.
     --------------

     Register.  See (S)19.3.
     --------

     Reimbursement Obligation.  The Borrower's obligation to reimburse the Agent
     ------------------------
and the Banks on account of any drawing under any Letter of Credit as provided in (S)5.2.

     Restricted Payment. In relation to the Borrower and its Subsidiaries, any
     ------------------
(a) Distribution, (b) any payment or prepayment by the Borrower or its Subsidiaries to any other Affiliate of the Borrower or (c) any payment in respect of any Subordinated Debt.

     Restricted Subsidiary.  Any Subsidiary of the Borrower which is not an
     ---------------------
Unrestricted Subsidiary.

     Restructuring Costs.  Any nonrecurring charges arising out of the
     -------------------
restructuring, consolidation, severance or discontinuance of operations of any entities or lines of business (a "Restructuring") of a Person incurred within twelve (12) months following the acquisition of such entity or line of business by such Person of a type reasonably approved by the Agent and in an aggregate amount not to exceed $500,000 for each Restructuring.

     Revolving Credit Loan Maturity Date.  April 30, 2004.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Note Record.  A Record with respect to a Revolving Credit
     ----------------------------
Note.

     Revolving Credit Notes.  See (S)2.4.
     ----------------------

     SARA.  See (S)8.18(a).
     ----

     Section 20 Subsidiary. A Subsidiary of the bank holding company controlling
     ---------------------
any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Security Agreements. The several Security Agreements, dated or to be dated
     -------------------
on or prior to the Closing Date, between the Borrower and its Restricted Subsidiaries and the Agent, substantially in the form of Exhibit E-1 and E-2
                                                         -----------     ---
hereto.

     Security Documents. The Guaranty, the Security Agreements, the Mortgages,
     ------------------
the Patent Assignments, the Trademark Assignments, the Stock Pledge Agreements, the Collateral Assignments of Acquisition Documents, and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

     Sellers.  Collectively, the NCH Sellers and the Crystaloid Sellers.
     -------

     Silencio.  Silencio/Safety Direct, Inc., a Nevada corporation.
     --------

     Stock Pledge Agreements. The several Stock Pledge Agreements, dated or to
     -----------------------
be dated on or prior to the Closing Date, between the Borrower, each of its

Subsidiaries and the Agent, substantially in the form of Exhibit F-1 and Exhibit
                                                         ------------    -------
F-2 hereto.
---

     Stock Purchase Agreements.  Collectively, the Crystaloid Stock Purchase
     -------------------------
Agreement and the NCH Stock Purchase Agreement.

     Subordinated Debt.  The Subordinated Notes, and such other Unsecured
     -----------------
Indebtedness of the Borrower or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations on terms, and containing subordination provisions in form and substance reasonably acceptable to the Majority Banks.

     Subordinated Debt Documents. The Subordinated Indenture and the
     ---------------------------
Subordinated Notes.

     Subordinated Indenture. The Indenture dated as of April 22, 1998, pursuant
     ----------------------
to which certain Subordinated Notes in the original principal amount of $115,000,000 were issued by the Borrower.

     Subordinated Notes.  The 9.5% Senior Subordinated Notes due April 15, 2005,
     ------------------
issued by the Borrower pursuant to the Subordinated Indenture, in the original principal amount of $115,000,000.

     Subsidiary. Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Title Insurance Company. Any title insurance company reasonably acceptable
     -----------------------
to the Agent.

     Title Policy. In relation to each Mortgaged Property, an ALTA standard form
     ------------
title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable fee simple or leasehold title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement, (d) revolving credit endorsement, (e) tie-in endorsement, and (f) doing business endorsement.

     Total Acquisition Commitment. The sum of the Acquisition Commitments of the
     ----------------------------
Banks, to make Advances to the Borrower, as in effect from time to time. As of the date hereof, the Total Acquisition Commitment is $95,000,000.

     Total Commitment. The sum of the Commitments of the Banks to make Revolving
     ----------------
Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as in effect from time to time. As of the date hereof, the Total Commitment is $30,000,000.

     Total Funded Indebtedness.  All Indebtedness of the Borrower and its
     -------------------------
Restricted Subsidiaries in respect of borrowed money, the deferred purchase price of assets (other than current liabilities on open account), capitalized leases and reimbursement obligations in respect of letters of credit.

     Trademark Assignments.  The several Trademark Assignments, dated or to be
     ---------------------
dated on or prior to the Closing Date, made by the Borrower and its Restricted Subsidiaries in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Type.  As to any Revolving Credit Loan or all or any portion of the
     ----
Acquisition Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the
     -------------------------------
Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)5.2.

     Unrestricted Subsidiary. Each Subsidiary of the Borrower formed or acquired
     -----------------------
after the Closing Date as to which (a) the Board of Directors of the Borrower has designated such Subsidiary as an Unrestricted Subsidiary at or prior to the time such Subsidiary is formed or acquired by the Borrower, as the case may be, and the Borrower has provided written notice to the Agent in reasonable detail of such designation within five (5) Business Days after designation thereof; (b) the Borrower owns not less than eighty percent (80%) of the capital stock of such Subsidiary and eighty percent (80%) of the Voting Stock of such Subsidiary;
(c) all of such Subsidiary's liabilities are non-recourse as to the Borrower or any Restricted Subsidiary; and (d) no Jordan Affiliate owns capital stock of such Subsidiary (except indirectly through the Borrower).

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2.  RULES OF INTERPRETATION.
           -----------------------

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

            (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

            (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

            (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

            (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

            (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

                     2.    THE REVOLVING CREDIT FACILITY.
                           -----------------------------

     2.1.  COMMITMENT TO LEND.  Subject to the terms and conditions set forth in
           ------------------
this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of
                          -----
the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided
                                                                     --------
that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all
                                        ----
Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (a) the Total Commitment and (b) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage.
              --- ----
Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in
(S)12 and (S)13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2.  COMMITMENT FEE.  The Borrower agrees to pay to the Agent for the
           --------------
accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate per annum equal to the Applicable Margin for the Commitment Fee on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount
                                   -----
and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter or portion thereof. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3.  REDUCTION OF TOTAL COMMITMENT.  The Borrower shall have the right at
           -----------------------------
any time and from time to time upon three (3) Business Days prior written notice to the Agent to reduce by $500,000 or an integral multiple of $100,000 in excess thereof of the unborrowed portion of the Total Commitment or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the
--- ----
amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4.  THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be
           --------------------------
evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit C hereto (each a "Revolving Credit Note"), dated as of the Closing
   ---------
Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the
                                             ----- -----
principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5.  INTEREST ON REVOLVING CREDIT LOANS.   Except as otherwise provided in
           ----------------------------------
(S)6.11,

             (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin.
               ----

             (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the LIBOR Rate determined for such Interest Period plus the Applicable Margin.
                                                    ----

             (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6.  REQUESTS FOR REVOLVING CREDIT LOANS.
           -----------------------------------

     The Borrower shall give to the Agent written notice in the form of
Exhibit G hereto (or telephonic notice confirmed in a writing in the form of
------- -
Exhibit G hereto) of each Revolving Credit Loan requested hereunder (a "Loan
------- -
Request") no later than 10:00 a.m. (Central Standard Time) (a) on the Drawdown Date of any Base Rate Loan and (b) three (3) LIBOR Business Days prior to the proposed Drawdown Date of any LIBOR Rate Loan, provided, however, the Borrower
                                               --------  -------
shall not request any LIBOR Rate Loan with an Interest Period of more than one month until the earlier to occur of (i) the date on which the Agent notifies the Borrower that the Loans hereunder have been syndicated to the satisfaction of the Agent or (ii) the date which is sixty (60) days following the Closing Date, and all Interest Periods during such period shall end on the same date. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request for a Base Rate Loan shall be in a minimum aggregate amount of $100,000 or a larger integral multiple of $100,000, and each Loan Request for a LIBOR Rate Loan shall be in a minimum aggregate amount of $500,000 or a larger integral multiple of $100,000.

     2.7.  CONVERSION OPTIONS.
           ------------------

            2.7.1.   CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN.  The
                     -----------------------------------------------------
     Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a)
                                                             --------
     with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent prior written notice of such election by 10:00 a.m. (Central Standard Time); (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto; (d) no Base Rate Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and not earlier than the earlier to occur of (i) the date on which the Agent notifies the Borrower that the Loans hereunder have been syndicated to the satisfaction of the Agent or (ii) the date which is sixty (60) days after the Closing Date, and (e) no more than eight (8) LIBOR Rate Loans having different Interest Periods may be outstanding at any time. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any
                                                               --------
     partial conversion into a Base Rate Loan shall be in an aggregate principal amount of $100,000 or a larger integral multiple of $100,000 and any partial conversion into a LIBOR Rate Loan shall be in an aggregate principle amount of $500,000 or a larger integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

            2.7.2.   CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any
                     ---------------------------------------------
     Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.7.1; provided that no LIBOR Rate Loan may be continued as
                            --------
     such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any LIBOR Rate Loan, then such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

            2.7.3.   LIBOR RATE LOANS.  Any conversion to or from LIBOR Rate
                     ----------------
     Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $500,000 or a larger integral multiple of $100,000 in excess thereof.

     2.8.  FUNDS FOR REVOLVING CREDIT LOAN.
           -------------------------------

            2.8.1.   FUNDING PROCEDURES.  Not later than 1:00 p.m. (Central
                     ------------------
     Standard Time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

            2.8.2.   ADVANCES BY AGENT.  The Agent may, unless notified to the
                     -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Commitment
                                  -----
     Percentage of such Revolving Credit Loans, times (c) a fraction, the
                                                -----
     numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due
                                         ----- -----
     and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     2.9.  CHANGE IN BORROWING BASE.  The Borrowing Base shall be determined
           ------------------------
monthly (or at such other interval as may be specified pursuant to (S)9.4(e)) by the Agent by reference to the Borrowing Base Report, delivered to the Banks and the Agent pursuant to (S)9.4(e).

                  3. REPAYMENT OF THE REVOLVING CREDIT LOANS.
                     ---------------------------------------

     3.1.  MATURITY.  The Borrower promises to pay on the Revolving Credit Loan
           --------
Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.  If at any time the
           ----------------------------------------------
sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Total Commitment and (b) the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     3.3.  OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS.  The Borrower shall
           ---------------------------------------------
have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         --------
of any LIBOR Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 10:00 a.m. (Central Standard Time) at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and three (3) LIBOR Business Days notice of any proposed prepayment pursuant to this (S)3.3 of LIBOR Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                          4.    THE ACQUISITION LOAN.
                                --------------------

     4.1.  COMMITMENT TO LEND.  4.1.1. COMMITMENT. Subject to the terms and
           ------------------          ----------
     conditions set forth in this Credit Agreement (including, but not limited to those requirements set forth in (S)4.1.2 below), each of the Banks severally agrees during the Disbursement Period (as hereinafter defined), upon the request of the Borrower, to make its Acquisition Commitment Percentage of the Advances (as hereinafter defined) of the Acquisition Loan to the Borrower on each Permitted Acquisition Closing Date. The aggregate amount of all Advances of the Acquisition Loan shall be in the maximum principal amount of the Total Acquisition Commitment or such lesser amount as shall have been disbursed during the Disbursement

     Period pursuant to (S)4.1.2 below, provided, that the aggregate amount of
                                        --------
     all Advances made on the Closing Date shall not exceed $61,000,000, and provided further, that each Bank's Acquisition Loan shall not exceed its
     -------- -------
     Acquisition Commitment. The several Acquisition Commitments of the Banks to make Advances shall terminate on April 30, 2001, and the then outstanding Acquisition Loan shall be repaid in accordance with (S) 4.5.1.

            4.1.2.   CONDITIONS TO ADVANCES.  Advances of principal may be
                     ----------------------
     requested by the Borrower during the period from the Closing Date through and including April 30, 2001 (the "Disbursement Period") on the following terms and conditions (each portion of the Acquisition Loan so advanced on a particular date being an "Advance", and such term shall only apply to advances of the Acquisition Loan and not any other Loan). The Borrower shall give to the Agent written notice in the form of Exhibit H hereto (or
                                                           ---------
     telephonic notice confirmed in writing in the form of Exhibit H hereto) of
                                                           ---------
     each Advance requested hereunder (an "Advance Request") no later than 12:00 noon (Central Standard Time) (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) LIBOR Business Days prior to the proposed Drawdown of any LIBOR Rate Loan, provided, however,
                                                            --------  -------
     the Borrower shall not request any LIBOR Rate Loan with an Interest Period of more than one month until the earlier to occur of (i) the date on which the Agent notifies the Borrower that the Loans hereunder have been syndicated to the satisfaction of the Agent or (ii) date which is sixty
     (60) days following the Closing Date, and all Interest Periods during such sixty (60) day period shall end on the same date. Each such notice shall specify (i) the principal amount of the Advance requested, (ii) the proposed Drawdown Date of such Advance; (iii) the Interest Period of such Advance, and (iv) the Type of such Advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Advance Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Advance requested from the Banks on the proposed Drawdown Date. Each Advance Request shall be in a minimum amount of $100,000. In addition, the Borrower shall deliver to the Agent not less than five (5) Business Days prior to the proposed Drawdown Date of any Advance a written notification describing the relevant Permitted Acquisition to be consummated, copies of all documents, agreement and instruments to be entered into by the Borrower in connection with such Permitted Acquisition, and the purchase price for such Permitted Acquisition (which purchase price plus all transaction costs related thereto shall not be less than the amount of the Advance so requested). Subject to the foregoing, and subject to satisfaction of the conditions set forth in (S)14, so long as no Default or Event of Default shall have occurred and is continuing, and all of the applicable conditions set forth in this Credit Agreement have been met, including, but not limited to the Borrower taking all action necessary and which is required pursuant to the terms of this Credit Agreement and the other Loan Documents to perfect the Agent's first priority security interest in the assets being acquired (or, in the event any Subsidiary is formed as a result of or in connection with such acquisition, such Subsidiary will be a Restricted Subsidiary and will enter into a Guaranty and such Security Documents as may be necessary to provide the Agent with a first priority perfected security interest in its assets), and the Agent being satisfied with the terms of the proposed Permitted Acquisition, each Bank shall lend to the Borrower such Bank's Commitment Percentage of the Advance so requested in immediately available funds not later than the close of business on such Drawdown Date.

     4.2.  COMMITMENT FEE.  The Borrower agrees to pay to the Agent for the
           --------------
accounts of the Banks in accordance with their respective Acquisition Commitments a commitment fee calculated at the rate per annum equal to the Applicable Margin for the Commitment Fee on the average daily amount during each calendar quarter or portion thereof from the Closing Date to April 30, 2001 by which the Total Acquisition Commitment exceeds the outstanding amount of Acquisition Loan during such calendar quarter or portion thereof. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on April 30, 2001 or any earlier date on which the Acquisition Commitments shall terminate.

     4.3.  REDUCTION OF TOTAL ACQUISITION COMMITMENT. The Borrower shall have
           -----------------------------------------
the right at any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $500,000 or an integral multiple of $100,000 in excess thereof the unborrowed portion of the Total Acquisition Commitment or terminate entirely the Total Acquisition Commitment, whereupon the Acquisition Commitments of the Banks shall be reduced pro rata in accordance
                                                      --- ----
with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)4.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Acquisition Commitments may be reinstated. In addition, on April 30, 2001, the Acquisition Commitments shall terminate, and all outstanding Acquisition Loans shall be repaid in accordance with (S)4.5.

     4.4.  THE ACQUISITION NOTES. The Acquisition Loan shall be evidenced by
           ---------------------
separate promissory notes of the Borrower in substantially the form of Exhibit D
                                                                       ------- -
hereto (each an "Acquisition Note"), dated the Closing Date and completed with appropriate insertions. One Acquisition Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Acquisition Commitment of the Acquisition Loan and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Commitment Percentage of the Acquisition Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Acquisition Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Acquisition Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Acquisition Note, an appropriate notation on such Bank's Acquisition Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Acquisition Note Record shall be prima facie evidence of the principal amount thereof owing and
                ----- -----
unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Acquisition Note Record shall not affect the obligations of the Borrower hereunder or under any Acquisition Note to make payments of principal of and interest on any Acquisition Note when due.

     4.5.  MANDATORY PAYMENTS OF PRINCIPAL OF ACQUISITION LOAN.
           ---------------------------------------------------

            4.5.1.   ACQUISITION LOAN. The Borrower promises to pay to the Agent
                     ----------------
     for the account of the Banks the principal amount of the Acquisition Loan in twelve (12) consecutive quarterly payments payable on the last Business Day of each calendar quarter ending within any period set forth below in the amount set forth opposite such period, commencing June 30, 2001, with a final payment on the Acquisition Loan Maturity Date in an amount equal to the unpaid balance of the Acquisition Loan.

                 Quarter Ending                            Amount of Each Payment
                 --------------                            ----------------------
           June 30, 2001 through March 31,                 3.125% of the Acquisition Loan
           2002                                             outstanding on April 30, 2001

           April 1, 2002 through March 31,                 3.125% of the Acquisition Loan
           2003                                             outstanding on April 30, 2001

           April 1, 2003 through March 31,                 18.75% of the Acquisition Loan
           2004                                             outstanding on April 30, 2001

           Acquisition Loan Maturity Date                   Remaining Unpaid Balance of
                                                                       Acquisition Loan


            4.5.2. PROCEEDS. In the event the Borrower or any of its
                   --------
     Subsidiaries receives any (a) net cash proceeds from the sale or other disposition of assets permitted by (S)10.5.2 which net cash proceeds are required by (S)10.5.2 to be repaid to the Agent hereunder; (b) proceeds of insurance claims which have not been reinvested by the Company or such Subsidiary in replacement assets or to repair the asset so damaged, as the case may be, within 360 days of receipt by such Person of such proceeds or
     (c) net cash proceeds from any equity issuances by the Borrower or its Subsidiaries after the Closing Date, the Borrower shall, within thirty (30) days of receipt thereof, repay the outstanding

     Acquisition Loans in an amount equal to 100% of such net cash proceeds, provided, however, that notwithstanding the foregoing, (i) in the event the
     --------  -------
     Borrower receives any net cash proceeds from its Initial Public Offering or any subsequent public offering of its capital stock, the Borrower shall only be required to pay 50% of the net cash proceeds of such public offering and (ii) in the event that the Borrower receives cash proceeds of private equity issuances to officers, directors and employees, not in excess of $7,500,000, no prepayment shall be required hereunder. All such payments made after the end of the Disbursement Period shall be applied against the installments of principal due on the Acquisition Loan in the inverse order of maturity. All such payments made in accordance with 10.5.2 prior to the end of the Disbursement Period shall permanently reduce the Total Acquisition Commitment by the amount of such net cash proceeds in accordance with (S)10.5.2.

            4.5.3.   CRYSTALOID ACQUISITION. In the event that the Borrower has
                     ----------------------
     not consummated the Crystaloid Acquisition on or before April 30, 1998, the Borrower shall make a repayment of the Acquisition Loan in an amount equal to $6,000,000.

     4.6.  OPTIONAL PREPAYMENT OF ACQUISITION LOAN.  The Borrower shall have the
           ---------------------------------------
right at any time to prepay the Acquisition Notes on or before the Acquisition Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Agent, without premium or penalty, provided
                                                                    --------
that (a) each partial prepayment shall be in the principal amount of $500,000 or a larger integral multiple of $100,000 in excess thereof, (b) no portion of the Acquisition Loan bearing interest at the LIBOR Rate may be prepaid pursuant to this (S)4.4 except on the last day of the Interest Period relating thereto, and
(c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Acquisition Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Acquisition Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Acquisition Loan in the inverse order of maturity. No amount repaid with respect to the Acquisition Loan may be reborrowed.

     4.7.  INTEREST ON ACQUISITION LOAN.
           ----------------------------

            4.7.1.   INTEREST RATES.  Except as otherwise provided in (S)6.11,
                     --------------
     the Acquisition Loan shall bear interest during each Interest Period relating to all or any portion of the Acquisition Loan at the following rates:

                     (a) To the extent that all or any portion of the Acquisition Loan bears interest during such Interest Period at the Base Rate, the Acquisition Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate, plus the Applicable Margin.
          ----

                  (b) To the extent that all or any portion of the Acquisition Loan bears interest during such Interest Period at the LIBOR Rate, the Acquisition Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the LIBOR Rate, plus
                                                                         ----
          the Applicable Margin.

                  (c) The Borrower promises to pay interest on the Acquisition Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          4.7.2.   NOTIFICATION BY BORROWER.  The Borrower shall notify the
                   ------------------------
     Agent, such notice to be irrevocable, at least one (1) Business Day prior to the Drawdown Date of any advance if all or any portion of the Acquisition Loan is to bear interest at the Base Rate and at least three
     (3) LIBOR Business Days prior to the Drawdown Date of the Advance if all or any portion of the Advance is to bear interest at the LIBOR Rate, provided,
                                                                       --------
     however, the Borrower shall not request any LIBOR Rate Loan with an
     -------
     Interest Period of more than one (1) month until the earlier to occur of
     (i) the date on which the Loans hereunder have been syndicated to the satisfaction of the Agent or (ii) the date which is sixty (60) days after the Closing Date and all interest periods selected during such period shall end on the same date. After any Advance has been made, the provisions of
     (S)2.7 shall apply mutatis mutandis with respect to all or any portion of
                        ------- --------
     the Acquisition Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Acquisition Loan as it would be entitled to with respect to the Revolving Credit Loans.

            4.7.3.  AMOUNTS, ETC.  Any portion of the Acquisition Loan bearing
                    ------------
     interest at the LIBOR Rate relating to any Interest Period shall be in the amount of $500,000 or a larger integral multiple of $100,000 in excess thereof. No Interest Period relating to the Acquisition Loan or any portion thereof bearing interest at the LIBOR Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Acquisition Loan is to be made unless a portion of the Acquisition Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

     4.8.  FUNDS FOR ADVANCES.
           ------------------

            4.8.1.  FUNDING PROCEDURES.  Not later than 12:00 noon (Central
                    ------------------
     Standard Time) on the proposed Drawdown Date of any Advance, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, such Bank's Acquisition Commitment

     Percentage of the amount of the requested Advance. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Advances made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date its Commitment Percentage of the requested Advance shall not relieve any other Bank from its several obligation hereunder to make available to the Agent such other Bank's Commitment Percentage of any requested Advance.

            4.8.2.   ADVANCES BY AGENT.  The Agent may, unless notified to the
                     -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date such Bank's Acquisition Commitment Percentage of the Advance to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause
     (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Acquisition Commitment
             -----
     Percentage of such Advance, times (c) a fraction, the numerator of which is
                                 -----
     the number of days that elapse from and including such Drawdown Date (or, if the Drawdown Date occurs prior to twenty-four hours after such Bank has received notice of a loan request, twenty-four hours after receipt of such notice of a loan request) to the date on which the amount of such Bank's Acquisition Commitment Percentage of such Advance shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to
                             ----- -----
     the Agent by such Bank. If the amount of such Bank's Acquisition Commitment Percentage of such Advance is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Advance made on such Drawdown Date.

                           5.    LETTERS OF CREDIT.
                                 -----------------

     5.1.  LETTER OF CREDIT COMMITMENTS.
           ----------------------------

            5.1.1.   COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms
                     -------------------------------------
     and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on an Issuing Bank's customary form (a

     "Letter of Credit Application"), each of the Issuing Banks on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by such Issuing Bank and the Agent; provided, however, that, after giving effect to such
                         --------  -------
     request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $5,000,000 at any one time and
     (b) the sum of (i) the Maximum Drawing Amount of all Letters of Credit,
     (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base. The parties agree that the existing Letters of Credit set forth on Schedule 5.1 hereto are Letters of
                                             ------------
     Credit as defined in and for purposes of this (S)5.1.1.

            5.1.2.   LETTER OF CREDIT APPLICATIONS.  Each Letter of Credit
                     -----------------------------
     Application shall be completed to the satisfaction of the applicable Issuing Bank and the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

            5.1.3.   TERMS OF LETTERS OF CREDIT.  Each Letter of Credit issued,
                     --------------------------
     extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

            5.1.4.   REIMBURSEMENT OBLIGATIONS OF BANKS.  Each Bank severally
                     ----------------------------------
     agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the applicable Issuing Bank on demand for the amount of each draft paid by such Issuing Bank under each Letter of Credit issued by such Issuing Bank to the extent that such amount is not reimbursed by the Borrower pursuant to (S)5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

            5.1.5.   PARTICIPATIONS OF BANKS.  Each such payment made by a Bank
                     -----------------------
     shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)5.2.

     5.2.  REIMBURSEMENT OBLIGATION OF THE BORROWER.  In order to induce each of
           -----------------------------------------
the Issuing Banks to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to such Issuing Bank, for the account of such Issuing Bank or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by such Issuing Bank hereunder,

            (a) except as otherwise expressly provided in (S)5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by such Issuing Bank, or such Issuing Bank otherwise makes a payment with respect thereto, (i) the amount paid by such Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by such Issuing Bank or any Bank in connection with any payment made by such Issuing Bank or any Bank under, or with respect to, such Letter of Credit,

            (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Obligations, and

            (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)14, an amount equal to the then Maximum Drawing Amount of all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Obligations.

Each such payment shall be made to the Agent for the benefit of the Issuing
Bank at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)5.2 at any time from the date such amounts become due and payable (whether as stated in this (S)5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Issuing Bank on demand at the rate specified in (S)6.11 for overdue principal on the Revolving Credit Loans.

     5.3.  LETTER OF CREDIT PAYMENTS.  If any draft shall be presented or other
           -------------------------
demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Agent and the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse such Issuing Bank as provided in (S)5.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Agent and the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 2:00 p.m. (Central Standard
Time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent for the benefit of the Issuing Bank, at the Agent's Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (b) the amount equal to such Bank's Commitment Percentage of such
        -----
Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is
                                 -----
the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360. The responsibility of each Issuing Bank to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit issued by it in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     5.4.  OBLIGATIONS ABSOLUTE.  The Borrower's obligations under this (S)5
           --------------------
shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Issuing Bank, the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Issuing Banks, the Agent and the Banks that the Issuing Banks, the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Issuing Banks, the Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by any Issuing Bank, the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of any Issuing Bank, the Agent or any Bank to the Borrower.

     5.5.  RELIANCE BY ISSUER.  To the extent not inconsistent with (S)5.4, any
           ------------------
Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Bank. Each Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     5.6.  LETTER OF CREDIT FEE.   The Borrower shall, on the date of issuance
           --------------------
or any extension or renewal of any Letter of Credit pay a fee (in each case, a "Letter of Credit Fee") to the Agent (i) in respect of each standby Letter of Credit an amount equal to the Applicable Margin with respect to Letters of Credit per annum of the face amount of such standby Letter of Credit, of which an amount equal to one-quarter percent (1/4%) per annum of the face amount of such standby Letter of Credit shall be for the account of the Issuing Bank of such Letter of Credit, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages and (ii) in respect of each documentary Letter of Credit an amount equal to the Applicable Margin minus one-half percent (1/2%) per annum on the face amount of such documentary Letter of Credit, of which an amount equal to one-quarter percent (1/4%) per annum of the face amount of such documentary Letter of Credit shall be for the account of the Issuing Bank of such Letter of Credit, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the Borrower shall also pay to each Issuing Bank for such Issuing Bank's own account with respect to Letters of Credit issued by it, at such other time or times as such charges are customarily made by such Issuing Bank, the Issuing Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                       6.    CERTAIN GENERAL PROVISIONS.
                             --------------------------

     6.1.  CLOSING AND ADVISORY FEES.  The Borrower agrees to pay to the Agent
           -------------------------
and the Arranger certain fees in the amounts and at the times set forth in the Fee Letter.

     6.2.  AGENT'S FEE.  The Borrower shall pay to the Agent an Agent's fee as
           -----------
provided in the Fee Letter.

     6.3.  FUNDS FOR PAYMENTS.
           ------------------

            6.3.1.   PAYMENTS TO AGENT.  All payments of principal, interest,
                     -----------------
     Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds.

            6.3.2.   NO OFFSET, ETC.  All payments by the Borrower hereunder and
                     --------------
     under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     6.4.  COMPUTATIONS.  All computations of interest on the Base Rate Loans
           ------------
and of commitment fees and Letter of Credit Fees shall be based on a 365-day year and paid for the actual number of days elapsed. All computations of interest on the LIBOR Rate Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Acquisition Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

     6.5.   INABILITY TO DETERMINE LIBOR RATE. In the event, prior to the
            ---------------------------------
commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make LIBOR Rate Loans shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

     6.6.   ILLEGALITY. Notwithstanding any other provisions herein, if any
            ----------
present or future law, regulation, treaty or directive or change in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make LIBOR Rate Loans or convert Loans of another Type to LIBOR Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as LIBOR Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)6.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.

     6.7.   ADDITIONAL COSTS, ETC. If any present or future applicable law,
            ---------------------
which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment, Acquisition Commitment, or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, Acquisition Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment or Acquisition Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, Acquisition Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, Acquisition Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to this (S)6.7 invalid or inaccurate, each Bank that is organized under the laws of a jurisdiction outside the United States shall (but, with respect to any renewal or change in status, if legally able to do so) deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or subsequent version thereto, properly completed and duly executed by such Bank establishing that such payment is (a) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with conduct by such Bank of a trade or business in the United States or (b) totally exempt from United States Federal withholding tax, or (other than in the case of such Bank on the date such Bank became a party to this Credit Agreement), subject to a reduced rate of such tax under a provision of an applicable tax treaty. The Borrower shall not be required to pay any additional amounts to any Bank pursuant to (S)6.3 or this (S)6.7 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the provisions of the preceding sentence.

     Any Bank claiming any additional amounts payable pursuant to (S)6.3 or this
(S)6.7 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending certificate office if the making of such a filing or change would avoid the need for or substantially reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and absolute determination of such Bank be otherwise disadvantageous to such Bank, which determination by such Bank shall be conclusive.

     If a Bank or the Agent shall become aware that it is entitled to receive a refund in respect of taxes as to which it has been indemnified by the Borrower pursuant to (S)6.3 or this (S)6.7, it shall promptly notify the Borrower of the availability of such refund and shall, within thirty (30) days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Bank or the Agent, as applicable, receives a refund in respect of any taxes to which it has been indemnified by the Borrower pursuant to (S)6.3 or this
(S)6.7, it shall promptly repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under (S)6.3 or this (S)6.7 with respect to such refund), net of all out-of-pocket expenses (including taxes imposed with respect to such refund) of such Bank or the Agent, as applicable, and without interest; provided, however, that the Borrower, upon the request of
                      --------  ---------
such Bank or the Agent, as applicable, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund.

     6.8.   CAPITAL ADEQUACY. If after the date hereof any Bank or the Agent
            ------- --------
determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     6.9.   CERTIFICATE. A certificate setting forth any additional amounts
            -----------
payable pursuant to (S)(S)6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     6.10.  INDEMNITY. The Borrower agrees to indemnify each Bank and to hold
            ---------
each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, an Advance Request, notice (in the case of all or any portion of the Acquisition Loans pursuant to (S)4.5.2) or a Conversion Request relating thereto in accordance with

(S)2.6 or (S)2.7 or (S)4.5 or (a) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     6.11.  INTEREST AFTER DEFAULT. After the occurrence and during the
            ----------------------
continuance of any Event of Default under (S)14.1(a), (b) or (c) (only with regard to (S)11), from and after the date the Agent so notifies the Borrower, all Loans and other amounts payable hereunder and under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2.0%) above the highest interest rate applicable to Revolving Credit Loans pursuant to (S)2.5 and the Acquisition Loan pursuant to (S)4.5 until such amount shall be paid in full or such Event of Default shall have been cured or waived (after as well as before judgment).

     6.12   REPLACEMENT BANKS. Within thirty (30) days after (a) any Bank has
            -----------------
failed to make available to the Agent, the amount of its Acquisition Commitment Percentage or its Commitment Percentage on any Drawdown Date in accordance with
(S)(S)2.8.2 or 4.8.2, (b) any Bank has demanded compensation from the Borrower pursuant to (S)(S)6.7 or 6.8 hereof, or (c) there shall have occurred a change in law with respect to any Bank as a consequence of which it shall have become unlawful for such Bank to make a LIBOR Rate Loan on any Drawdown Date, as described in (S)6.6 hereof (any such Bank described in the foregoing clauses
(a), (b) or (c) is hereinafter referred to as an "Affected Bank"), the Borrower
                                                  -------- ----
may request that the Non-Affected Banks acquire all, but not less than all, of the Affected Bank's outstanding Loans, and assume all, but not less than all, of the Affected Bank's Acquisition Commitment and its Commitment. If the Borrower so requests, the Non Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Loans, and to assume all or any portion of the Affected Bank's Acquisition Commitment and its Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Loans, the Acquisition Commitment and the Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Agent, to acquire and assume that portion of the outstanding Loans, the Acquisition Commitment and the Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of (S)19 hereof shall apply to all reallocations pursuant to this (S)6.12, and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Loans, the Acquisition Commitment and the Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of (S)19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Notes, as are required pursuant to (S)19 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Loans, the Acquisition Commitment and the Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of (S)19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

                   7.    COLLATERAL SECURITY AND GUARANTIES.
                         ----------------------------------

     7.1.   SECURITY OF BORROWER. The Obligations shall be secured by (a) a
            --------------------
perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party, and (b) a pledge by the Borrower of
(i) one hundred percent (100%) of the capital stock of each of its Domestic Subsidiaries owned by the Borrower and (ii) all of the capital stock of each of its Foreign Subsidiaries owned by the Borrower up to a maximum sixty-six percent (66%) of such Foreign Subsidiary's capital stock, pursuant to the terms of its Stock Pledge Agreement.

     7.2.   GUARANTIES AND SECURITY OF SUBSIDIARIES. The Obligations shall also
            ---------------------------------------
be guaranteed pursuant to the terms of the Guaranty. The obligations of the Borrower's Domestic Subsidiaries under the Guaranty shall be in turn secured by
(a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Domestic Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Domestic Subsidiary is a party, and (b) a pledge by each such Domestic Subsidiary of (i) one hundred percent (100%) of the capital stock of each of its Domestic Subsidiaries owned by such Domestic Subsidiary, and (ii) all of the capital stock of each such Subsidiary's Foreign Subsidiaries owned by such Domestic Subsidiary up to a maximum sixty-six percent (66%) of each Foreign Subsidiary's capital stock, pursuant to the terms of the Stock Pledge Agreement.

                     8.    REPRESENTATIONS AND WARRANTIES.
                           ------------------------------

  The Borrower represents and warrants to the Banks and the Agent as follows:

     8.1.   CORPORATE AUTHORITY.
            -------------------

            8.1.1.   INCORPORATION; GOOD STANDING. Each of the Borrower and its
                     ----------------------------
     Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

            8.1.2.   AUTHORIZATION. The execution, delivery and performance of
                     -------------
     this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate authority of such Person, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

            8.1.3.   ENFORCEABILITY. The execution and delivery of this Credit
                     --------------
     Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     8.2.   GOVERNMENTAL APPROVALS. The execution, delivery and performance by
            ----------------------
the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     8.3.   TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 8.3
            ---------------------------                         -------- ---
hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.


     8.4.   FINANCIAL STATEMENTS AND PROJECTIONS.
            ------------------------------------

            8.4.1.   FISCAL YEAR. The Borrower and each of its Subsidiaries has
                     -----------
     a fiscal year which is the twelve months ending on December 31 of each calendar year.

            8.4.2.   FINANCIAL STATEMENTS. There has been furnished to each of
                     --------------------
     the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by the chief financial officer of the Borrower. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

            8.4.3.   PROJECTIONS. The projections of the annual operating
                     -----------
     budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1998 to 2004 fiscal years, copies of which have been delivered to each Bank and have been made in good faith on the basis of the assumptions disclosed therein. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

     8.5.   NO MATERIAL CHANGES, ETC. (a) Since the Balance Sheet Date there has
            ------------------------
occurred no materially adverse change in the assets, financial condition or business of the Borrower and its Subsidiaries, taken as a whole, as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or which relate to Allsafe, Silencio or Crystaloid as shown on the most recent financial statements delivered to the Borrower by the Sellers thereof other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the assets, business or financial condition of the Borrower or any of its Subsidiaries. Since December 31, 1997, there have been no changes in the business or assets acquired in the Acquisitions which have been, either individually or in the aggregate, materially adverse.

     (b) The Borrower and each of its Subsidiaries (before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

     8.6.   FRANCHISES, PATENTS, COPYRIGHTS, ETC. Except as set forth in
            ------------------------------------
Schedule 8.6 hereto, each of the Borrower and its Subsidiaries possesses all
------------
franchises, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others which would reasonably be expected to have a material adverse effect on the Borrower or its Subsidiaries.

     8.7.   LITIGATION. Except as set forth in Schedule 8.7 hereto, there are no
            ----------                         -------- ---
actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     8.8.   NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any
            ------------------------------------
of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower or any of its Subsidiaries.


     8.9.   COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower
            --------------------------------------------
nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries.

     8.10.  TAX STATUS. The Borrower and its Subsidiaries (i) have made or filed
            ----------
all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     8.11.  NO EVENT OF DEFAULT. No Default or Event of Default has occurred and
            -------------------
is continuing.

     8.12.  HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower
            -------------------------------------------
nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     8.13.  ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to
            ------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

     8.14.  PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges
            -------------------------------
and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Subsidiary of the Borrower party to one of the Security Agreements is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     8.15.  CERTAIN TRANSACTIONS. Except as set forth in Schedule 8.15 hereto,
            --------------------                         -------------
and for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     8.16.  EMPLOYEE BENEFIT PLANS.
            ----------------------

            8.16.1.  IN GENERAL. Each Employee Benefit Plan and each Guaranteed
                     ----------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA.

            8.16.2.  TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan,
                     ------------------------------
     which is an employee welfare benefit plan within the meaning of (S)3(1) or
     (S)3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without liability to any Person other than for claims arising prior to termination.

            8.16.3.  GUARANTEED PENSION PLANS. Each contribution required to be
                     ------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

            8.16.4.  MULTIEMPLOYER PLANS. Neither the Borrower nor any ERISA
                     -------------------
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or
     (S)4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     8.17.  USE OF PROCEEDS.
            ---------------

            8.17.1.  GENERAL. The proceeds of the Loans shall be used for the
                     -------
     Acquisitions, for Permitted Acquisitions, for Capital Expenditures, for refinancing existing debt and preferred stock, working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes.

            8.17.2.  REGULATIONS U AND X. No portion of any Loan is to be used,
                     -------------------
     and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     8.18.  ENVIRONMENTAL COMPLIANCE. The Borrower has taken all necessary steps
            ------------------------
to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that except as set forth on Schedule 8.18:
                                           -------------

            (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries;

            (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) except to the extent that the following could not reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

            (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate in violation of any Environmental Law; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance (in all material respects) with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

            (d) None of the Borrower and its Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

            (e) In connection with any Real Estate acquired pursuant to a Permitted Acquisition by the Borrower or any of its Subsidiaries, the Borrower will, or will cause such Subsidiary to, take all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon, and based on such investigation the Borrower will (i) make the representations and warranties contained in clauses (a) through (d) above to the best of its knowledge, and (ii) will repeat those representations and warranties received from the seller in connection with the Permitted Acquisition.

     8.19.  SUBSIDIARIES, ETC. As of the Closing Date, the only Subsidiaries of
            -----------------
the Borrower are as set forth on Schedule 8.19. In addition, as of the Closing
                                 -------------
Date, the only Subsidiaries of any Subsidiary of the Borrower are as set forth on Schedule 8.19. Neither the Borrower nor any Subsidiary of the Borrower is
   -------------
engaged in any joint venture or partnership with any other Person.

     8.20.  YEAR 2000 PROBLEM. The Borrower and its Subsidiaries have reviewed
            -----------------
the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries.

     8.21.  DISCLOSURE. None of this Credit Agreement or any of the other Loan
            ----------
contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Borrower or any of its Subsidiaries which materially adversely affects, or which is reasonably likely in the future to materially adversely affect, the business, assets or financial condition of the Borrower or any of its Subsidiaries, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

     8.22.  NO AMENDMENTS TO CERTAIN DOCUMENTS. The Borrower has not amended any
            ----------------------------------
of the Acquisition Documents in any material respect. Each of the representations and warranties made by the Borrower in any of the Loan Documents, Subordinated Debt Documents or the Acquisition Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents or the Acquisitions.

     8.23.  REPRESENTATIONS UNDER STOCK PURCHASE AGREEMENTS. (a) To the best of
            -----------------------------------------------
the Borrower's knowledge, each of the representations and warranties of Allsafe, Silencio, Crystaloid and the Borrower contained in each of the Stock Purchase Agreements are true and correct in all material respects as of the Closing Date; and (b) each of the representations made in certificates to be delivered pursuant to (S)7.5 of the NCH Stock Purchase Agreement and (S)7.5 of the Crystaloid Stock Purchase Agreement are true and correct in all material respects as of the Closing Date.


     8.24.  INSURANCE. The Borrower and each of its Subsidiaries maintains with
            ---------
financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with sound business practices, with the details of such coverage being more fully described on Schedule 8.24 hereto.
                              -------------

                 9.    AFFIRMATIVE COVENANTS OF THE BORROWER.
                       -------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     9.1.   PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause
            ----------------
to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     9.2.   MAINTENANCE OF OFFICE.  The Borrower will maintain its chief
            ---------------------
executive office at 2997 Clarkson Road, Chesterfield, Missouri 63017, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

     9.3.   RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of
            --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage KPMG Peat Marwick LLP or other independent certified public accountants satisfactory to the Agent as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Agent.

     9.4.   FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower
            --------------------------------------------------
will deliver to each of the Banks:

            (a)  as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and each of its Restricted Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by KPMG Peat Marwick LLP or by other independent certified public accountants satisfactory to the Agent, and
     (ii) the unaudited consolidated balance sheets of (A) the Borrower and each of its Subsidiaries as at the end of such year, and (B) the Borrower and each of its Restricted Subsidiaries, and the related unaudited consolidated statements of income, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared by management in accordance with the past financial practice of the Borrower and such Subsidiaries and with a certification by the principal financial or accounting officer of the Borrower that such financial statements fairly present the financial condition of the Borrower and such Subsidiaries on the date thereof and the results of operations of the Borrower and such Subsidiaries for the period covered thereby;

            (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheets of (i) the Borrower and its Subsidiaries, and (ii) the Borrower and its Restricted Subsidiaries, each as at the end of such quarter, and the related consolidated statements of income and consolidated statements of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (except for provisions for footnotes, reserves, accruals and year-end adjustments), and in each case together with a certification by the principal financial or accounting officer of the Borrower that such financial statements fairly present the financial condition of the Borrower and such Subsidiaries on the date thereof (subject to the foregoing) and the results of operations of the Borrower and such Subsidiaries for the period covered thereby;

            (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Borrower and its Subsidiaries for such month prepared in accordance with generally accepted accounting principles (except for provisions for footnotes, reserves, accruals and year-end adjustments), together with a certification by the principal financial or accounting officer of the Borrower that such financial statements fairly present the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to the foregoing) and the results of operations of the Borrower and its Subsidiaries for the period covered thereby;

            (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit I (the "Compliance Certificate") hereto and setting
                 ------- -
     forth in reasonable detail computations evidencing compliance with the covenants contained in (S)11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

            (e)  (i) as soon as practicable, but in any event within fifteen
     (15) days of the end of each calendar month, a Borrowing Base Report setting forth the Borrowing Base with Eligible Accounts Receivable calculated as at the end of such calendar month and Eligible Inventory calculated as at the end of the immediately preceding calendar month; and
     (ii) as soon as practicable, but in any event within (30) days of the end of each calendar month, a Borrowing Base Report setting forth the Borrowing Base calculated with both Eligible Accounts Receivable and Eligible Inventory as at the end of such calendar month;

            (f) upon the request of the Agent, an Accounts Receivable aging report;

            (g) within ten (10) days of the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

            (h) not later than thirty (30) days after the beginning of each fiscal year of the Borrower, projections and budgets of the Borrower and its Subsidiaries for the upcoming fiscal year;

            (i) contemporaneously with the delivery thereof, copies of all accountants' management letters delivered to the Borrower or any of its Subsidiaries;

            (j) within ten (10) days of a request, such other financial data and information as the Agent may reasonably request or any Bank may reasonably request of the Agent; and

The Banks and the Agent agree that they will treat in confidence all financial information with respect to the Borrower and its Subsidiaries which has not become public, and will not, without the consent of the Borrower, disclose such information to any third party, and, if any representative or agent of the Banks or the Agent shall not be an employee of one of the Banks or the Agent or any affiliate of the Banks or the Agent, such designee shall be reputable and of recognized standing and shall agree to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Borrower, not to disclose such information to any third party or make use of such information for personal gain. Notwithstanding the foregoing, the Borrower hereby authorizes the Agent and each of the Banks to disclose information obtained pursuant to this Credit Agreement which has not become public to banks or other financial institutions who are participants or assignees or potential participants or assignees of the Loans made or to be made hereunder with the Borrower's consent (not to be unreasonably withheld), and where required or requested by governmental or regulatory authorities.

     9.5.   NOTICES.
            -------

            9.5.1.   DEFAULTS. The Borrower will promptly notify the Agent and
                     --------
     each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

            9.5.2.   ENVIRONMENTAL EVENTS. The Borrower will promptly give
                     --------------------
     notice to the Agent and each of the Banks (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that is reasonably likely to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Agent's Mortgages or security interests pursuant to the Security Documents.

            9.5.3.   NOTIFICATION OF CLAIM AGAINST COLLATERAL. The Borrower
                     ----------------------------------------
     will, immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral with an aggregate net book value or fair market value of $1,500,000 or more, or the Agent's rights with respect to the Collateral, are subject.

            9.5.4.   NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and
                     ----------------------------------
     will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within ten (10) Business Days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim of more than $1,500,000 against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) Business Days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,500,000.

     9.6.   CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Borrower will do
            ----------------------------------------------
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries except as permitted under (S)10.5.1 hereof or the dissolution of any Subsidiary of the Borrower whose operation has been discontinued if such dissolution is, in the judgment of the Borrower, desirable in the conduct of its business and does not materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this
                                             --------
(S)9.6 shall
prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

     9.7.   INSURANCE. The Borrower will, and will cause each of its
            ---------
Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

     9.8.   TAXES. The Borrower will, and will cause each of its Subsidiaries
            -----
to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge,
                                 --------
levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each
                          -------- -------
Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     9.9.   INSPECTION OF PROPERTIES AND BOOKS, ETC.
            ---------------------------------------

            9.9.1.   GENERAL. The Borrower shall permit the Banks, through the
                     -------
     Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

            9.9.2.   COLLATERAL REPORTS. No more frequently than two times
                     ------------------
     during each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the

     Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrower.

          9.9.3. APPRAISALS.  If an Event of Default shall have occurred and be
                 ----------
     continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Borrower or any of its Subsidiaries and (b) the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

          9.9.4. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default
                 -------------------------
     shall have occurred, the Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments conducted after the occurrence of an Event of Default shall be conducted and made at the expense of the Borrower.

          9.9.5. COMMUNICATIONS WITH ACCOUNTANTS. The Borrower authorizes the
                 -------------------------------
     Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)9.9.5.

     9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower
           ------------------------------------------------------
will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     9.11. EMPLOYEE BENEFIT PLANS.  The Borrower will (a) promptly upon filing
           ----------------------
the same with the Department of Labor or Internal Revenue Service upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
(b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
(S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     9.12. USE OF PROCEEDS.  The Borrower will use the proceeds of the Loans for
           ---------------
the Acquisitions, for Permitted Acquisitions, for Capital Expenditures, for refinancing existing indebtedness and preferred stock, and working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes.

     9.13. MORTGAGED PROPERTY.  (a) the Borrower shall deliver to the Agent (i)
           ------------------
within ninety (90) days of the Closing Date, a Mortgage for each Mortgaged Property acquired pursuant to the NCH Acquisition, and (ii) within sixty (60) days of the Closing Date, a Mortgage for each other Mortgaged Property listed on
Schedule 9.13, together with the legal opinion of Gallop, Johnson & Neuman as to
-------- ----
such Mortgaged Property and any local counsel opinions as are reasonably requested by the Agent; and (b) (i) if, as of April 22, 1999, the Borrower or any of its Restricted Subsidiaries continues to own the Real Estate located in Elwood, Indiana, or (ii) if, after the Closing Date, the Borrower or any of its Restricted Subsidiaries acquires or leases real estate with either a fair market value or acquisition price of more than $2,500,000, the Borrower shall, or shall cause such Restricted Subsidiary to, forthwith deliver to the Agent a fully executed mortgage or deed of trust over such real estate, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurances with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as was required for Real Estate of the Borrower or such Restricted Subsidiary as of the Closing Date; provided, however, as to any
                                              --------  -------
existing leasehold interest or any leasehold interest obtained by the Borrower after the Closing Date, it shall not be a Default or Event of Default hereunder if the Borrower, after using reasonable efforts, is unable to execute and deliver such leasehold mortgage or deed of trust due to a failure to obtain any third party consents needed to grant such mortgage or deed of trust. The Borrower further agrees that, following the taking of such actions with respect to such real estate, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

     9.14. TITLE INSURANCE.  The Borrower shall deliver to the Agent (a) within
           ---------------
ninety (90) days from the Closing Date, for each Mortgaged Property acquired pursuant to the NCH Acquisition, and (b) within sixty (60) days from the Closing Date, as to each other Mortgaged Property listed on Schedule 9.13, a Title
                                                    -------------
Policy covering such Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company), together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgages.

     9.15. LANDLORD WAIVERS.  The Borrower shall deliver to the Agent within
           ----------------
sixty (60) days from the Closing Date any consents not otherwise delivered on the Closing Date which are required for the Agent to receive as part of the Security Documents, a collateral assignment of each material leasehold of personal property and a mortgage of each material leasehold of real property, together in each case with such estoppel certificates as the Agent may request, all to be in form and substance reasonably satisfactory to the Agent, provided,
                                                                      --------
however, it shall not be a Default or Event of Default hereunder if the
-------
Borrower, after using reasonable efforts, is unable to execute and deliver such estoppel certificate.

     9.16. TAXES. The Borrower shall deliver to the Agent within sixty (60) days
           -----
from the Closing Date evidence of payment of real estate taxes and municipal charges on all Real Estate.

     9.17. INTEREST RATE PROTECTION.  The Borrower will, not later than ninety
           ------------------------
(90) days of the Closing Date, purchase an interest rate cap or swap or effect other interest rate protection arrangements for a minimum period of two
(2) years on terms and conditions satisfactory to the Agent.

     9.18. CRYSTALOID ACQUISITION.  If the Crystaloid Acquisition is not
           ----------------------
completed by April 30, 1998 pursuant to the Crystaloid Stock Purchase Agreement and the other Crystaloid Acquisition Documents and on terms and conditions that are satisfactory to the Agent in all respects, for a purchase price not to exceed $6,500,000 in the aggregate, then the Acquisition Loan shall be repaid in accordance with (S)4.5.3.

     9.19. FOREIGN STOCK PLEDGE. The Borrower shall deliver to the Agent, within
           --------------------
sixty (60) days from the Closing Date, a stock pledge agreement between the Borrower and the Agent, in form and substance satisfactory to the Agent, pursuant to which the Borrower shall pledge sixty-six percent (66%) of the capital stock of Lansec GmbH, together with such local counsel opinion with respect thereto as may be reasonably requested by the Agent.

     9.20. FURTHER ASSURANCES.  The Borrower will, and will cause each of its
           ------------------
Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

       10. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.
           ------------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

     10.1. RESTRICTIONS ON INDEBTEDNESS.  The Borrower will not, and will not
           ----------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

           (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

           (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary
     (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

           (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, worker's compensation, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)9.8;

           (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

           (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

           (f) Indebtedness of the Borrower in an aggregate principal amount not to exceed $115,000,000 evidenced by or incurred under the Subordinated Debt Documents;

           (g) Indebtedness of the Borrower and its Restricted Subsidiaries consisting of (i) unsecured Indebtedness not otherwise permitted hereunder in an amount not to exceed $15,000,000 outstanding at any one time, and
     (ii) (1) obligations under Capitalized Leases and (2) purchase money Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Restricted Subsidiary, provided that the Borrower or such Restricted Subsidiary shall
                 --------
     not be permitted to finance more than ninety percent (90%) of the purchase price of the property acquired, and further provided, that the aggregate
                                         ------- --------
     principal amount of all such Indebtedness permitted under this clause
     (g)(ii) shall not exceed $20,000,000 outstanding at any one time;

           (h) Indebtedness of the Borrower and its Subsidiaries existing on the date hereof and listed and described on Schedule 10.1 hereto;
                                                 -------- ----

           (i) Indebtedness of the Borrower in respect of interest rate protection arrangements required to be maintained by (S)9.17 or in respect of currency swap arrangements so long as such arrangements are in the ordinary course of business and not for speculative purposes;

           (j) Indebtedness in respect of performance, surety, statutory, insurance, appeal or similar bonds obtained in the ordinary course of business;

           (k) Indebtedness of the Borrower to TJC Management Corp. under the Management Agreement;

           (l) Indebtedness in respect of the Junior Subordinated Notes issued pursuant to the Management Subscription Agreement or in payment of Incentive Arrangements as provided in (S)10.4.;

           (m) Indebtedness secured by liens permitted by (S)10.2(j), and other unsecured Indebtedness existing at the time a Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a wholly-owned Subsidiary of the Borrower in compliance with (S)10.5.1.; provided that such Indebtedness was not created in contemplation of such
     --------
     merger, consolidation or acquisition and the aggregate principal amount of all such Indebtedness does not exceed $15,000,000 at any time;

           (n) Indebtedness of the Borrower or any of its Subsidiaries in respect of Incentive Arrangements and Acquisition Incentives;

           (o) Indebtedness of any Unrestricted Subsidiary which is non recourse to the Borrower or any Restricted Subsidiary;

           (p) Indebtedness in respect of the Holdback Amount (as defined in the Crystaloid Stock Purchase Agreement) pursuant to (S)2.3 of the Crystaloid Stock Purchase Agreement, provided that such Indebtedness shall
                                          --------
     not exceed $500,000; and

           (q)  Indebtedness in respect of Investments permitted under
     (S)(S)10.3(f), (j) or (l).

     10.2. RESTRICTIONS ON LIENS.  The Borrower will not, and will not permit
           ---------------------
any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; provided that the Borrower or any
                                               --------
of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

          (a) liens against the Borrower or any of its Subsidiaries to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (b) deposits or pledges made by the Borrower or any of its Subsidiaries in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (c) liens against the Borrower or any of its Subsidiaries on properties other than the Mortgaged Properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)10.1(d);

          (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties of the Borrower or any of its Subsidiaries, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

          (e) encumbrances on Real Estate other than the Mortgaged Properties of the Borrower or any of its Subsidiaries consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (f) liens against the Borrower or any of its Subsidiaries existing on the date hereof and listed on Schedule 10.2 hereto;
                                   -------- ----

          (g) (i) liens to secure Capitalized Lease obligations of the type and amount permitted by (S)10.1(g)(ii), so long as such liens cover only the property subject to such Capitalized Leases; and (ii) purchase money security interests in or purchase money mortgages on real or personal property of the Borrower or any of its Subsidiaries other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by (S)10.1(g)(ii), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

           (h) liens against the Borrower or any of its Subsidiaries in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents;

           (i) liens and encumbrances on each Mortgaged Property of the Borrower or any of its Subsidiaries as and to the extent permitted by the Mortgage applicable thereto;

           (j) purchase money liens on personal property or mortgage liens on real property of a Person existing (i) at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower (or becomes a wholly-owned Subsidiary of the Borrower in compliance with
     (S)10.5.1) or (ii) such assets are acquired by the Borrower or any Subsidiary of the Borrower subject to such liens pursuant to a Permitted Acquisition; provided that such liens were not created in contemplation of
                  --------
     such merger or consolidation or acquisition and do not extend to any assets other than those subject to such liens prior to such merger, consolidation or other acquisition, and secure Indebtedness permitted by (S)10.1(m);

           (k) the replacement, extension or renewal (without increase in amount) of any lien permitted by clauses (f), (g) or (i) of this (S)10.2 upon or in the same property theretofore subject thereto, so long as such liens do not extend to cover any assets other than those being refinanced;

           (l) liens on assets of Unrestricted Subsidiaries securing debt permitted under (S)10.1(o); and

           (m) liens on the account in which the Holdback Amount is deposited to secure the Borrower's obligations with respect to the Holdback Amount under the Crystaloid Stock Purchase Agreement.

     10.3. RESTRICTIONS ON INVESTMENTS.  The Borrower will not, and will not
           ---------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

           (a) Investments by the Borrower in marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase;

           (b) Investments by the Borrower or any of its Subsidiaries in demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $500,000,000;

           (c) Investments by the Borrower in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

           (d) Investments by the Borrower in repurchase agreements secured by anyone or more of the foregoing;

           (e)  Investments existing on the date hereof and listed on Schedule
                                                                      --------
     10.3 hereto and in amounts not to exceed the amounts listed on Schedule
     ----                                                           --------
     10.3 hereto;
     ----

           (f) Investments consisting of (i) the Guaranty and (ii) Investments by the Borrower in any of its Restricted Subsidiaries, provided, such
                                                            --------
     Restricted Subsidiary has executed and delivered to the Agent for the benefit of the Agent and the Banks a guaranty, security agreement and any and all other agreements, documents or instruments necessary to grant to the Agent a first priority perfected lien in such Subsidiary's assets;

           (g) Investments by the Borrower or any of its Subsidiaries made in connection with any Indebtedness permitted under (S)10.1(k) hereof;

           (h) Investments by the Borrower or any Restricted Subsidiary consisting of Permitted Acquisitions;

           (i) Investments by the Borrower or its Subsidiaries consisting of any promissory note or other instrument received by the Borrower or such Subsidiary in connection with a sale of assets permitted by (S)10.5.2; and

           (j) Investments by the Borrower in any of its Unrestricted Subsidiaries provided such Investments in such Unrestricted Subsidiaries do
                  --------
     not exceed, in the aggregate, $10,000,000 outstanding at any one time;

           (k) Investments by Unrestricted Subsidiaries in Persons other than the Borrower or any Restricted Subsidiary; and

           (l) Investments by the Borrower or any Restricted Subsidiary in any Restricted Subsidiary which is a Foreign Subsidiary; provided, that such Investments do not exceed, in the aggregate $20,000,000 outstanding at any one time.

     10.4. DISTRIBUTIONS; RESTRICTED PAYMENTS. The Borrower will not, and will
           ----------------------------------
not permit its Subsidiaries to, make any Distributions or Restricted Payments, other than dividends or payments:

          (a)  by the Borrower, so long as no Default or Event of Default under
     (S)14.1(a), (b) or, only as relates to failure to comply with (S)11 hereof,
     (c), has occurred or is continuing or would result therefrom, to:

                 (i) the trustee for the holders of the Subordinated Notes in each fiscal year up to an aggregate amount equal to (1) the amount of interest due on the Subordinated Notes in such fiscal year solely for the purpose of making such interest payments, provided, however, the
                                                        -------- --------
          amount shall not include any Restricted Payments to fund any increases in the rate of interest on the Subordinated Notes from the Closing Date and provided, further such dividends or payments shall not be
                   -------- --------
          made until a date which is not more than fifteen (15) days prior to the date such interest payments are due and payable, and

                 (ii) TJC Management Corp. (A) consisting of quarterly management fee payments in an aggregate annual amount not to exceed the greater of $600,000 or 2.5% of the Borrower's consolidated net income before interest, taxes, depreciation and amortization for such fiscal year which are due and payable in such fiscal year pursuant to the Management Agreement or the Intercompany Management Agreement and indemnity payments required to be made under the Management Agreement and the Intercompany Management Agreement, and (B) to TJC Management Corp. consisting of ordinary investment services payments pursuant to the Management Agreement, provided, in each case, such dividends or
                                    --------
          payments shall not be made until a date which is not more than fifteen
          (15) days prior to the date such payments are due and payable pursuant to the terms of the Management Agreement or the Intercompany Management Agreement, as the case may be;

          (b) (i) by the Borrower as a Distribution in the form of Junior Subordinated Notes issued by the Borrower (A) to repurchase shares of its preferred or common stock pursuant to the Management Subscription Agreement and (B) to make payments in respect of Incentive Arrangements, and (ii) by the Borrower, so long as no Default or Event of Default under (S)14.1(a),
     (b) or (c) (only with regard to (S)11) has occurred or is continuing, to repurchase shares of its common or preferred stock for cash, or to make cash payments under the Junior Subordinated Notes issued pursuant to the Management Subscription Agreement or in payment of Incentive Arrangements, provided, however, that the aggregate amount of all payments made in cash from time to time pursuant to this (S)10.4(b) shall not exceed $2,000,000;

           (c) so long as no Default or Event of Default exists or would result therefrom by the Borrower or any of its Subsidiaries in respect of Acquisition Incentives;

           (d)  by any Subsidiary to the Borrower;

           (e) by the Borrower or any Subsidiary in respect of the Holdback Amount (as defined in the Crystaloid Stock Purchase Agreement) pursuant to
     (S)2.3 of the Crystaloid Stock Purchase Agreement; and

           (f) by the Borrower on the Closing Date in respect of the redemption of John Hancock Mutual Life Insurance Company equity interests in the Borrower in an amount not to exceed $4,150,000.

     10.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.
           -----------------------------------------------

            10.5.1.  MERGERS AND ACQUISITIONS.  The Borrower will not, and will
                     ------------------------
     not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or equity acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except, so long as no Default or Event of Default has occurred or is continuing, or would exist after giving effect thereto,

            (a) the merger of one or more of the Subsidiaries of the Borrower with and into the Borrower or any other Subsidiary of the Borrower, provided, the survivor of such merger may not be an Unrestricted Subsidiary
     --------
     unless the merger involves only Unrestricted Subsidiaries and provided,
                                                                   --------
     further, the Borrower has taken or caused to be taken all action necessary
     -------
     to grant to the Agent a first perfected priority security interest in all of the Borrower's or such Restricted Subsidiary's Collateral after such merger;

            (b) the Acquisitions;

            (c) other asset or stock acquisitions of Persons in the same or a similar line of business as the Borrower (the "Permitted Acquisition") where (i) the Borrower has provided the Agent with five (5) Business Days prior written notice of such Permitted Acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition;
     (ii) the business to be acquired would not subject the Agent or the Banks to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Credit Agreement or any other Loan Document; (iii) the business and assets so acquired in such Permitted Acquisition shall be acquired by the Borrower free and clear of all liens (other than Permitted Acquisition Liens) and all Indebtedness (other than Permitted Acquisition Indebtedness); (iv) no contingent obligations or liabilities will be incurred or assumed in connection with such Permitted Acquisition which could be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries; (v) the Borrower has provided the Agent with such other information as was reasonably requested by the Agent; (vi) in the event any new Restricted Subsidiary is formed or acquired as a result of or in connection with any acquisition or development, such Restricted Subsidiary shall become a guarantor of the Obligations pursuant to a guaranty in form and substance satisfactory to the Agent, and the Borrower or Subsidiary which is the parent of such Restricted Subsidiary, as the case may be, shall pledge to the Agent the capital stock of such Restricted Subsidiary in accordance with (S)7.2, provided that if such Restricted
                                           --------
     Subsidiary is a Foreign Subsidiary, such Restricted Subsidiary shall not be required to become a guarantor and the Borrower or Domestic Subsidiary owning such Foreign Subsidiary shall only be required to pledge 66% of the stock of such Foreign Subsidiary so long as the aggregate EBITDA of all Foreign Subsidiaries for the period of twelve months most recently ended calculated on a Pro Forma Basis, constitutes less than 15% of the aggregate EBITDA of the Borrower and its Restricted Subsidiaries, taken as a whole, for such period calculated on a Pro Forma Basis; (vii) the Borrower or the Restricted Subsidiary, as the case may be, has taken all necessary actions to grant to the Agent a first priority perfected lien in all assets and stock to be acquired in connection with such Permitted Acquisition except to the extent not required pursuant to (S)9.14, (S)10.2(j) and clause (vi) above; (viii) the Borrower has demonstrated to the reasonable satisfaction of the Agent, based on a pro forma Compliance Certificate, (A) compliance
                              --- -----
     with (S)11 on a pro forma basis immediately prior to and after giving
                     --- -----
     effect to such Permitted Acquisition and (B) that the Leverage Ratio calculated as of the most recent fiscal quarter end preceding the proposed Permitted Acquisition on a Pro Forma Basis for the proposed Permitted Acquisition will not exceed (1) 6.25:1 at any time prior to April 30, 1999,
     (2) 6.00:1.00 at any time from April 30, 1999 to April 30, 2000, and (3)
     5.75:1 at any time thereafter; (ix) the aggregate purchase price for such Permitted Acquisition does not exceed $30,000,000; (x) EBITDA for the last twelve months for the entity or assets acquired in such Permitted Acquisition is positive; and (xi) the Borrower has delivered to the Agent a certificate of the chief financial officer of the Borrower to the effect that (1) the Borrower will be solvent upon the consummation of the Permitted Acquisition; (2) the pro forma Compliance Certificate fairly
                                    --- -----
     presents the financial condition of the Borrower and its Subsidiaries as of the date thereof and after giving effect to such Permitted Acquisition and
     (3) no Default or Event of Default then exists or would result after giving effect to the Permitted Acquisition; and

            (d) Acquisitions by Unrestricted Subsidiaries, so long as the EBITDA of all Unrestricted Subsidiaries, for the period of twelve month most recently ended calculated on a Pro Forma Basis after giving effect to such acquisition, does not exceed twenty percent (20%) of the consolidated EBITDA of the Borrower and all Subsidiaries, on a Pro Forma Basis, for such period.

            In the event any new Restricted Subsidiary is formed as a result of or in connection with any acquisition, simultaneously therewith, the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Restricted Subsidiary. In the case of the Borrower forming or purchasing such Restricted Subsidiary, such Restricted Subsidiary shall become a guarantor hereunder, and shall grant to the Agent for the benefit of the Banks a perfected, first priority security interest in its assets, in accordance with the terms of the Security Agreement.

            10.5.2.  DISPOSITION OF ASSETS.  None of the Borrower or any
                     ---------------------
     Restricted Subsidiary will become a party to or agree to or effect any disposition of assets, other than (a) the sale by the Borrower or a Restricted Subsidiary of inventory in the ordinary course of business, consistent with past practices, or (b) the sale by the Borrower or a Restricted Subsidiary of assets pursuant to the sale-leaseback transactions permitted under (S)10.6 hereof, (c) sales by the Borrower or a Restricted Subsidiary to third parties of Capital Assets for fair and reasonable value in cash, the proceeds of which are reinvested or committed to be reinvested as Capital Expenditures in similar Capital Assets within 365 days of such sale, or (d) sales by the Borrower or a Restricted Subsidiary to third parties of assets for fair and reasonable value, provided that, with
                                                      --------
     respect to sales under this clause (d): (i) no Default or Event of Default pursuant to (S)14.1(a), (b) or (c) hereof (only with regard to (S)11 hereof) shall have occurred and be continuing at the time of such sale and no such Default or Event of Default will exist after giving effect to such sale; (ii) at least eighty percent (80%) of the purchase price for such assets is received in cash and the cash net proceeds (after appropriate reserves and holdbacks) from such sales in excess of $1,000,000 are applied
     (A) immediately upon receipt thereof to reimburse the Borrower or its Restricted Subsidiaries for expenditures made, and costs incurred, to repair, rebuild, replace or restore property subject to loss, damage or taking, (B) immediately upon receipt thereof to pay any outstanding amounts due under the Revolving Credit Loans and the Acquisition Loans and (C) within 365 days of receipt (1) if prior to the end of the Disbursement Period, to permanently reduce the Acquisition Loan Commitment in an amount equal to such net cash proceeds, or (2) if after the end of the Disbursement Period, to prepay the Acquisition Loan, such prepayment to be applied against the scheduled installments of principal due on the Acquisition Loan in the inverse order of maturity; (iii) the Borrower or such Restricted Subsidiary has delivered any promissory note or other instrument received by the Borrower or such Restricted Subsidiary in connection with such sale to the Agent to be held in pledge for the benefit of itself and the Banks in accordance with the terms of the Loan Documents, and (iv) the Borrower or such Restricted Subsidiary shall have delivered to the Agent on the date of such sale a certificate signed by an authorized officer of the Borrower or such Restricted Subsidiary and evidence satisfactory to the Agent showing compliance with the provisions of clauses (i), (ii) and (iii) of this (S)10.5.2(d).

     10.6. SALE AND LEASEBACK.  The Borrower will not, and will not permit any
           ------------------
of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Restricted Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Restricted Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred, provided, that the Borrower or any
                                        --------
Restricted Subsidiary may enter into such sale-leaseback transactions to the extent the Indebtedness incurred in connection with such transaction is permitted under (S)10.1(g)(ii).

     10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS.  The Borrower will not, and will
           ----------------------------------
not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     10.8. SUBORDINATED DEBT AND PREFERRED STOCK.  The Borrower will not, and
           -------------------------------------
will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt, (a) which amendment, supplement or modification effects any increase in the principal amount of the Subordinated Debt, the interest rate thereon or any fees thereunder, or shortens the maturity or average life to maturity thereof, adds or modifies the terms of any required prepayments, redemptions or repurchases, modifies the terms of the subordination provisions thereof, or makes more burdensome to the Borrower the covenants therein or adds additional such covenants or events of default or (b) which amendment, supplement or modification relates to other terms and provisions of the Subordinated Debt and the cumulative effect of which is to make the Subordinated Debt materially more restrictive on the Borrower or its Subsidiaries, or materially adversely affect the Agent's or the Bank's rights or interests thereunder or under the Loan Documents or the Borrower's ability to fulfill its obligations under the Loan Documents. The Borrower will not, and will not permit any of its Subsidiaries to, (a) prepay, redeem, repurchase or make any payment in defeasance of any of the Subordinated Debt or send any notice of redemption, prepayment, repurchase or defeasance with respect to any of the Subordinated Debt or (b) amend, supplement or otherwise modify the terms of the Stockholders Agreement if such amendment, supplement or modification of the Stockholders Agreement could reasonably be expected to adversely affect the Agent's or the Banks' rights or interests or impact the Borrower's abilities to fulfill its obligations under the Loan Documents.

     10.9.  EMPLOYEE BENEFIT PLANS.  Neither the Borrower nor any ERISA
            ----------------------
Affiliate will

            (a)  engage in any "prohibited transaction" within the meaning of
     (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

            (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

            (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or (S)4068 of ERISA; or

            (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code; or

            (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than the amount set forth in (S)8.16.3.

     10.10. FISCAL YEAR.  The Borrower will not, and will not permit any of its
            -----------
Subsidiaries to, change the date of the end of its fiscal year from that set forth in (S)8.4.1.

     10.11. TRANSACTIONS WITH AFFILIATES.  The Borrower will not, and will not
            ----------------------------
permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     10.12. CHANGE IN TERMS OF CAPITAL STOCK.  The Borrower will not, and will
            --------------------------------
not permit any of its Subsidiaries to effect or permit any change in or amendment to any document or instrument pertaining to the terms of such Person's capital stock unless such change or amendment is of an immaterial or ministerial nature that would not have any adverse effect on the Agent's or the Banks' rights or interests under the Loan Documents or the Borrower's obligations under the Loan Documents.

     10.13. MODIFICATION OF DOCUMENTS.  The Borrower will not consent to or
            -------------------------
agree to any amendment, supplement or other modification to the Management Agreement which affects, in a manner adverse to the Borrower, the amount or timing of payments required to be made by the Borrower thereunder, or if such amendment, supplement or modification could reasonably be expected to adversely affect the Agent's or the Bank' rights or interests or impact the Borrower's abilities to fulfill its obligations under the Loan Documents.

     10.14. NEGATIVE PLEDGES.  The Borrower will not enter into any agreement
            ----------------
(excluding this Credit Agreement, the Loan Documents and the Subordinated Debt Documents) prohibiting or restricting the creation or assumption of any lien upon its properties, revenues or assets or those of any of its Subsidiaries, whether now owned or hereafter acquired other than agreements with Persons prohibiting any such lien on assets in which such Person has a prior security interest which is permitted by (S)10.2.

     10.15. UPSTREAM LIMITATIONS.  The Borrower will not, nor will the Borrower
            --------------------
permit any of its Subsidiaries to enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Borrower or to any Subsidiary of such Subsidiary is a Subsidiary.

     10.16. INCONSISTENT AGREEMENTS.  The Borrower will not, nor will it permit
            -----------------------
any of their Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by the Borrower or such Subsidiary of its obligations hereunder or under any of the Loan Documents.

     10.17. LOCATION OF INVENTORY.  The Borrower will not, nor will the Borrower
            ---------------------
permit any of its Subsidiaries to, have any finished goods, work in progress, supplies, packaging materials and raw materials and component parts inventory owned by the Borrower or such Subsidiary (other than inventory held on a consignment basis with an aggregate fair market value not in excess of

$2,000,000) (a) which is not in the possession of the Borrower or such Subsidiary unless the Agent has received a waiver from the party in possession of such inventory, and in form and substance satisfactory to the Agent and (b) which is held by the Borrower or such Subsidiary on property leased by the Borrower or a Subsidiary, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof, and in form and substance satisfactory to the Agent, provided, however, it shall not be a
                                     --------  -------
Default or Event of Default hereunder if the Borrower or such Subsidiary, after using reasonable efforts, is unable to deliver such a waiver due to a failure to obtain any third party consents needed to grant such mortgage or deed of trust.

           11.  FINANCIAL COVENANTS OF THE BORROWER.
                -----------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1. EBITDA TO TOTAL INTEREST EXPENSE.  The Borrower will not permit the
           --------------------------------
ratio of EBITDA of the Borrower and its Restricted Subsidiaries to Consolidated Total Interest Expense for any period of four consecutive fiscal quarters, calculated on a Pro Forma Basis, ending during any period described in the table set forth below to be less than the ratio set forth opposite such period in such table:

                    Period                               Ratio
                    ------                               -----
           6/30/98 through 6/30/00                     1.60:1.00
           9/30/00 through 6/30/01                     1.70:1.00
           9/30/01 through 6/30/02                     1.90:1.00
           9/30/02 through 6/30/03                     2.10:1.00
                  Thereafter                           2.25:1.00

     11.2. LEVERAGE RATIO.  The Borrower will not permit the Leverage Ratio,
           --------------
calculated on a Pro Forma Basis, as at the end of any fiscal quarter ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                    Period                               Ratio
                    ------                               -----
           6/30/98 through 6/30/99                     6.50:1.00
                   9/30/99                             6.35:1.00
           12/31/99 through 6/30/00                    6.25:1.00
                   9/30/00                             6.15:1.00
           12/31/00 though 6/30/01                     6.00:1.00
                   9/30/01                             5.85:1.00
           12/31/01 through 6/30/02                    5.75:1.00
                   9/30/02                             5.50:1.00
           12/31/02 through 6/30/03                    5.25:1.00
                   9/30/03                             5.00:1.00
           12/31/03 and thereafter                     4.75:1.00

     11.3. CONSOLIDATED OPERATING CASH FLOW TO TOTAL DEBT SERVICE.  The Borrower
           -------------------------------------------------------
will not, for any period of four consecutive fiscal quarters ending during any period described in the table set forth below, permit the ratio of (i) Consolidated Operating Cash Flow, calculated on a Pro Forma Basis, for such period to (ii) the sum of (a) Consolidated Total Interest Expense for such period and (b) all required payments of principal (including the principal component of capitalized lease payments) in respect of Indebtedness due and payable by the Borrower and/or its Restricted Subsidiaries during such period, in each case calculated on a Pro Forma Basis, to be less than the ratio set forth opposite such period in such table:

                    Period                               Ratio
                    ------                               -----
           6/30/98 through 3/31/01                     1.20:1.00
           4/01/01 through 3/31/03                     1.10:1.00
                 Thereafter                            1.05:1.00

                           12.  CLOSING CONDITIONS.
                                -------------------

     The obligations of the Banks to make the initial Revolving Credit Loans and the Acquisition Loan and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

     12.1.  LOAN DOCUMENTS ETC.
            ------------------

            12.1.1.  LOAN DOCUMENTS.  Each of the Loan Documents shall have been
                     --------------
     duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

            12.1.2.  SUBORDINATED DEBT DOCUMENTS.  Each of the Subordinated Debt
                     ---------------------------
     Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect. The Agent shall have received a fully executed copy of each such document.

     12.2.  CERTIFIED COPIES OF CHARTER DOCUMENTS.  The Agent shall have
            -------------------------------------
received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

     12.3.  CORPORATE ACTION.  All corporate action necessary for the valid
            ----------------
execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     12.4.  INCUMBENCY CERTIFICATE.  The Agent shall have received from the
            ----------------------
Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents and Subordination Documents to which the Borrower or such Subsidiary is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     12.5.  VALIDITY OF LIENS.  The Security Documents shall be effective to
            -----------------
create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected or provided for. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     12.6.  PERFECTION CERTIFICATES AND UCC SEARCH RESULTS.  The Agent shall
            ----------------------------------------------
have received from each of the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     12.7.  CERTIFICATES OF INSURANCE.  The Agent shall have received (a) a
            -------------------------
certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

     12.8.  BORROWING BASE REPORT.  The Agent shall have received from the
            ---------------------
Borrower the initial Borrowing Base Report dated as of the Closing Date.

     12.9.  HAZARDOUS WASTE ASSESSMENTS.  The Agent shall have received
            ---------------------------
hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Agent, covering all Real Estate and all other real property in respect of which the Borrower or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

     12.10. SOLVENCY CERTIFICATE.  Each of the Banks shall have received an
            --------------------
officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

     12.11. OPINION OF COUNSEL.  Each of the Banks and the Agent shall have
            ------------------
received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Mayer, Brown & Platt, special New York counsel to the Borrower and its Subsidiaries.

     12.12. PAYMENT OF FEES.  The Borrower shall have paid to the Agent the fees
            ---------------
set forth in the Fee Letter.

     12.13. SATISFACTION OF CONDITIONS OF STOCK PURCHASE AGREEMENTS.  The Agent
            -------------------------------------------------------
shall have received evidence that all of the closing conditions in the Stock Purchase Agreements have been satisfied without recourse to any provision permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement.

     12.14. COMPLETION OF ACQUISITION, ETC.  The NCH Acquisition shall have been
            -------------------------------
completed pursuant to the NCH Stock Purchase Agreement and the other NCH Acquisition Documents. The purchase price of the capital stock acquired pursuant to the NCH Acquisition and all expenditures and transaction costs associated therewith shall not exceed $29,500,000 in the aggregate.

     12.15. COMPLETION OF SUCCESSFUL FINANCIAL INQUIRY. The Agent and the Banks,
            ------------------------------------------
shall be satisfied that all information provided to the Agent prior to the Closing Date accurately sets forth the cash flows for the periods specified therein attributable to the business to be acquired in the Acquisitions.

     12.16. CONSENTS AND APPROVALS.  The Agent shall have received evidence that
            ----------------------
all consents and approvals necessary to complete the Acquisitions and the transactions contemplated hereby, including but not limited to all consents and approvals contemplated by (S)7.3 of the NCH Stock Purchase Agreement and (S)6.2 of the Crystaloid Stock Purchase Agreement.

     12.17. PAYOFF LETTER.  The Agent shall have received payoff letters from
            -------------
all existing lenders, indicating the amount of the loan obligations of the Borrower to such lender to the Borrower to be discharged on the Closing Date and an acknowledgment by such lender that upon receipt of such funds it will release from escrow or forthwith execute and deliver to the Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrower or any of its Subsidiaries in favor of such lender.

     12.18. DISBURSEMENT INSTRUCTIONS.  The Agent shall have received
            -------------------------
disbursement instructions from the Borrower with respect to the proceeds of the Acquisition Loan and the initial Revolving Credit Loan, indicating that a portion of the proceeds of the Revolving Credit Loan, in an amount equal to the aggregate loan obligations of the Borrower to any existing lenders to the Borrower.

                       13. CONDITIONS TO ALL BORROWINGS.
                           ----------------------------

     The obligations of the Banks to make any Loan, including the Revolving Credit Loan and the Acquisition Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     13.1.  REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.  All factual information
            -----------------------------------------
(other than projections) provided to the Agent or any Bank on behalf of the Borrower or any of its Subsidiaries in connection with this Credit Agreement, the other Loan Documents or any transaction contemplated thereby including, without limitation, each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement and all such other factual information (other than projections) hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries shall be true as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     13.2.  NO LEGAL IMPEDIMENT.  No change shall have occurred in any law or
            -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     13.3.  GOVERNMENTAL REGULATION.  Each Bank shall have received such
            -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     13.4.  PROCEEDINGS AND DOCUMENTS.  All proceedings in connection with the
            -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     13.5.  BORROWING BASE REPORT.  The Agent shall have received the most
            ---------------------
recent Borrowing Base Report required to be delivered to the Agent in accordance with (S)9.4(f) and, if requested by the Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                  14.  EVENTS OF DEFAULT; ACCELERATION; ETC.
                       ------------------------------------

     14.1.  EVENTS OF DEFAULT AND ACCELERATION.  If any of the following events
            ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) the Borrower or any of its Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Agent's Fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (c) the Borrower shall fail to comply with any of its covenants contained in the first sentence of (S)(S)9.5, 9.6, 9.12, 10.1 through 10.6, 10.8, 10.10, 10.11 or 11 or any of the covenants contained in any of the Mortgages;

            (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)14.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Agent;

            (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

            (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount exceeding $5,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such borrowed money or credit received or in respect of any such Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

            (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

            (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted and such case or proceeding remains undismissed for sixty (60) days;

            (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $2,000,000;

            (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part;

            (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

            (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,500,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,500,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of (S)302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion
                --------
     that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,500,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

            (m) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty
     (30) days;

            (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary;

            (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary;

            (p) the Jordan Affiliates shall at any time comprise less than a majority of the directors on the board of directors of the Borrower;

            (q) the Jordan Affiliates shall at any time, legally or beneficially own less than twenty-five percent (25%) of the outstanding common stock of the Borrower, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Borrower; or

            (r) there shall occur a "change of control" as defined in the Subordinated Indenture;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event
                                         --------
of Default specified in (S)(S)14.1(g), 14.1(h) or 14.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     14.2.  TERMINATION OF COMMITMENTS.  If any one or more of the Events of
            --------------------------
Default specified in (S)14.1(g), (S)14.1(h) or (S)14.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

     14.3.  REMEDIES.  In case any one or more of the Events of Default shall
            --------
have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)14.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte
                                                              -- -----
appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     14.4.  DISTRIBUTION OF COLLATERAL PROCEEDS.  In the event that following
            -----------------------------------
the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a)  first, to the payment of, or (as the case may be) the
                 -----
     reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b)  second, to all other Obligations in such order or preference as
                 ------
     the Majority Banks may determine; provided, however, that (i) distributions
                                       --------  -------
     in respect of such Obligations shall be made pari passu with respect to the
                                                  ---- -----
     Agent's Fee payable pursuant to (S)6.2 and all other Obligations and (ii) Obligation owing to the Banks, with respect to each type of Obligation such as interest, principal, fees (other than the Agent's Fee) and expenses, shall be made among the Banks pro rata, and provided, further, that the
                                   --- ----      --------  -------
     Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c)  third, upon payment and satisfaction in full or other
                 -----
     provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of The Commonwealth of Massachusetts; and

            (d)  fourth, the excess, if any, shall be returned to the Borrower
                 ------
     or to such other Persons as are entitled thereto.

                                  15. SETOFF.
                                      ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting

Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of
                                                       --- -----
claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if
                                                                --------
all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                16.  THE AGENT.
                                     ---------

     16.1.  AUTHORIZATION.
            -------------

            (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or
     --------
     therein shall be implied to have been assumed by the Agent.

            (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

            (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     16.2.  EMPLOYEES AND AGENTS.  The Agent may exercise its powers and execute
            --------------------
its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     16.3.  NO LIABILITY.  Neither the Agent nor any of its shareholders,
            ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     16.4.  NO REPRESENTATIONS.
            ------------------

            16.4.1.  GENERAL.  The Agent shall not be responsible for the
                     -------
     execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

            16.4.2.  CLOSING DOCUMENTATION, ETC.  For purposes of determining
                     --------------------------
     compliance with the conditions set forth in (S)12, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent or BancBoston Securities Inc., as arranger to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent or BancBoston Securities, Inc. active upon the Borrower's account shall have received notice from such Bank not less than one (1) Business Day prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent or BancBoston Securities Inc. to such effect on or prior to the Closing Date.

     16.5.  PAYMENTS.
            --------

            16.5.1.  PAYMENTS TO AGENT.  A payment by the Borrower to the Agent
                     -----------------
     hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by
                                         --- ----
     the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

            16.5.2.  DISTRIBUTION BY AGENT.  If in the opinion of the Agent the
                     ---------------------
     distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            16.5.3.  DELINQUENT BANKS.  Notwithstanding anything to the contrary
                     ----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of
                                                            --- ----
     any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of (S)15 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata
                                                                   --- ----
     share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans
                                        --- ----
     and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and
                                    --- ----
     Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata
                                                                   --- ----
     shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     16.6  HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note
           ------- -- -----
or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     16.7  INDEMNITY. The Banks ratably agree hereby to indemnify and hold
           ---------
harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by (S)17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     16.8  AGENT AS BANK. In its individual capacity, BKB shall have the same
           ----- -- ----
obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

     16.9  RESIGNATION. The Agent may resign at any time by giving sixty (60)
           -----------
days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the

Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Bank hereby
            ------------ -- -------- --- ------ -- -------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)16.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of
            ------ -- --- ---- -- -----------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                      17.  EXPENSES AND INDEMNIFICATION.
                           -------- --- ---------------

     17.1.  EXPENSES. Whether or not the transactions contemplated hereby shall
            --------
be consummated, the Borrower promises to pay (a) the reasonable costs of (i) producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein and (ii) any taxes (including any interest and penalties in respect thereto), filing fees or recording fees or taxes payable by any Bank (other than taxes based upon the Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement or the other Loan Documents (the Borrower hereby agreeing to indemnify each Bank with respect thereto), (b) the reasonable documented fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation of this Credit Agreement, the other Loan Documents and other instruments mentioned herein, the closing hereunder, amendments, modifications, approvals, consents or waivers hereto or hereunder, and the syndication and the termination hereof, (c) all reasonable fees, expenses and disbursements incurred by the Banks in connection with the preparation of this Credit Agreement and the other Loan Documents and the closing hereunder, (d) all reasonable fees, expenses and disbursements incurred by the Banks in connection with the syndication of its Commitment and its Acquisition Loan hereunder; (e) all reasonable expenses of the Agent (including reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation and review of the form of any instrument relevant to this Credit Agreement or the other Loan Documents and the consideration of legal questions relevant thereto and hereto or to any restructuring or "work-out" of any Obligations; and (f) all out-of-pocket expenses (including reasonable attorneys' fees and costs), incurred by any Bank or the Agent in connection with the enforcement of or preservation of rights under any this Credit Agreement, the Notes and the other Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default.

     17.2 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless
          ---------------
the Agent, its affiliates and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (iii) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)17.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

     17.3 SURVIVAL. The covenants contained in this (S)17 shall survive payment
          --------
or satisfaction in full of all other Obligations.

                       18.  SURVIVAL OF COVENANTS, ETC.
                            -------- -- ---------  ---

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                      19.  ASSIGNMENT AND PARTICIPATION.
                           ---------- --- -------------

     19.1 CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each
          ---------- -- ---------- -- -----
Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and/or Acquisition Commitment Percentage and Acquisition Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each
                                                         --------
of the Agent and the Borrower (except that the Borrower's consent shall not be required if an Event to Default has occurred and is continuing) shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each assignment shall be in an amount no less than $2,500,000, or a larger integral multiple of $1,000,000, or if less, the entire amount of such Bank's Commitment, Acquisition Commitment and Loans, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit J hereto (an "Assignment and Acceptance"),
                             -------
together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such

Assignment and Acceptance, have the rights and obligations of a Bank hereunder,
(ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)19.3, be released from its obligations under this Credit Agreement, and (iii) Schedule 1
                                                                     -------- -
shall be amended to reflect such assignment.

     19.2 CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By
          ------- --------------- --- ----------- ------------ ---------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)8.4 and (S)9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata
                                                                      --- ----
     share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     19.3 REGISTER. The Agent shall maintain a copy of each Assignment and
          --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

     19.4 NEW NOTES. Upon its receipt of an Assignment and Acceptance executed
          --- -----
by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (S)20.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     19.5 PARTICIPATIONS. Each Bank may sell participations to one or more banks
          --------------
or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each
                                                          --------
such participation shall be in an amount of not less than $2,500,000, or a larger integral multiple of $1,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     19.6 DISCLOSURE. The Borrower agrees that in addition to disclosures made
          ----------
in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     19.7 ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee
          -------- -- ----------- ---------- ---- --- --------
Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or (S)14.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or (S)14.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

     19.8 MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain
          ------------- ---------- ----------
its rights to be indemnified pursuant to (S)17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this (S)19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) (a) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341, or (b) to a lender to such bank (or trustee therefor) in connection with a bona fide financing transaction. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrower or the Agent hereunder.

     19.9 ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any
          ---------- -- --------
of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                              20.  NOTICES, ETC.
                                   -------- ---

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 2997 Clarkson Road, Chesterfield, Missouri 63107, Attention: Chief Financial Officer or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice, with a copy to A. Richard Caputo, Jr., The Jordan Company, 9 West 57th Street, New York, New York 10019;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Peter van der Horst, Vice President, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                              21.  GOVERNING LAW.
                                   --------- ---

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                22.  HEADINGS.
                                     --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                               23. COUNTERPARTS.
                                   ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                          24.  ENTIRE AGREEMENT, ETC.
                               ------ ---------- ---

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)26.

                          25.  WAIVER OF JURY TRIAL.
                               ------ -- ---- -----

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party and the Subordination Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                   26.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                        --------- ----------- -------- ---

     Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to (S)6.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the amount of the Commitments of the Banks, and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date and the Acquisition Loan Maturity Date may not be postponed without the written consent of each Bank affected thereby; this (S)26 and the definition of Majority Banks may not be amended, and any substantial portion of the Collateral may not be released (except in accordance with (S)10.5.2), without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and
(S)16 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                              27.  SEVERABILITY.
                                   ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                              JACKSON PRODUCTS, INC.

                              By:   /s/ Robert H. Elkin
                                   -------------------------------
                                    Name:
                                    Title:

                              BANKBOSTON, N.A., individually and as Agent

                              By:   /s/ Peter van der Horst
                                   -------------------------------
                                    Peter van der Horst, Vice President

                              MERCANTILE BANK NATIONAL ASSOCIATION, individually and as Co-Agent



                              By:   /s/ Karen D. Myers
                                   ------------------------------
                                    Karen D. Myers, Vice President

                                                                       EXHIBIT A
                                                                       ---------

                                    FORM OF
                                    -------
                             BORROWING BASE REPORT
                             ---------------------

                              ____________,__,___



To Each of the Banks Referred to Below
c/o BankBoston, N.A., as Agent
100 Federal Street
Boston, Massachusetts  02110

Ladies and Gentlemen:

     Reference is made to the Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (the "Credit Agreement"), among the undersigned, the banks listed on the signature pages thereof and such other banks as may become parties thereto from time to time in accordance with the provisions thereof (the "Banks"), BankBoston, N.A., as agent for the Banks (the "Agent") and Mercantile Bank National Association, as Co-Agent. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as therein.

     The undersigned hereby certifies as follows: (a) the information furnished in the materials attached hereto was true, correct and complete as at the last day of the calendar month immediately preceding the date of this certificate;
(b) as of the date hereof, there exists no Default or Event of Default; and (c) the representations and warranties contained in (S)8 of the Credit Agreement were correct when made and are correct at and as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate on behalf of Jackson Products, Inc. as of the date first written above.

                              JACKSON PRODUCTS, INC.


                              By:______________________________
                                 Chief Financial Officer

                          BORROWING BASE CERTIFICATE
                               [$000's omitted]

A.     ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES
                (As of ______,___)

     1          TOTAL ACCOUNTS:                                        $_______
                The aggregate of the unpaid portions of accounts receivables (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such accounts receivable

     2          LESS INELIGIBLE ACCOUNTS:
       (b)(i)   Account receivables that are with Affiliates of       ($_______)
                the borrower.

       (b)(iii) Receivables that are with account debtors that
                are insolvent or involved in any case proceeding,
                whether voluntary or involuntary, under any
                bankruptcy, reorganization, arrangement,
                insolvency, adjustment of debt, dissolution,
                liquidation or similar law of any jurisdiction;       ($_______)

       (b)(iv)  Receivables that are with account debtors that
                are not creditworthy                                  ($_______)

       (c)      Receivables that are subject to dispute or any
                similar claim that would reduce the cash amount
                payable;                                              ($_______)

       (d)      Receivables that are subject to any pledge,
                restriction, security interest or other lien or
                encumbrance;                                          ($_______)

       (e)      Receivables in which the Agent does not have a
                valid and perfected first priority security
                interest other than A/R payable from offices in
                Canada or from offices in countries from Europe;      ($_______)

       (f)      Receivables that are outstanding from more than
                90 days past the date payment is due:                 ($_______)

       (g)      Receivables that are due from any single account
                debtor or other obligor if more than 25% of the
                aggregate amount of all account receivable owing
                from such account debtor.                             ($_______)

       (h)      Receivables that are not payable in Dollars other
                than A/R payable from offices in Canada or from
                offices in countries in Europe;                       ($_______)

       (i)      Receivable that are payable from offices outside
                of the United States except for accounts
                receivable payable from offices in Canada in an
                aggregate amount not to exceed $3,000,000 and
                accounts receivable payable from offices in
                countries from Europe, in an aggregate amount not
                to exceed $3,000,000;                                 ($_______)

       (j)      Receivable not secured by a letter of credit
                unless Agent has a prior, perfected security
                interest in such letter of credit.                    ($_______)

                Total ineligible accounts:                            ($_______)

     3          Eligible Accounts (A1 minus A2)                        $_______

     4          Factor:                                                    0.65

     5         Borrowing Base-Eligible Accounts (A3 multiplied by
               A4)                                                     $_______

B.        INVENTORY OF BORROWER AND ITS SUBSIDIARIES
          (As of ______,___)
     1    Total inventory (including Work in Process, raw
          materials and finished goods)                               ($_______)

     2    Less ineligible Inventory:
          (a)  Inventory held on consignment or not otherwise
               owned by the borrower or such Subsidiary, or of a
               type no longer sold by the Borrower or such
               Subsidiary,                                            ($_______)

          (b)  Inventory which has been returned by a customer or
               is damaged or subject to any legal encumbrance
               other than Permitted Liens,                            ($_______)

          (c)  Inventory which is not in the possession of the
               Borrower or such Subsidiary unless the Agent has
               received a waiver from the party in possession of
               such inventory in form and substance satisfactory
               to the Agent,                                          ($_______)

          (d)  Inventory which is held by the Borrower of such
               Subsidiary on property leased by the Borrower or a
               Subsidiary, unless the Agent has received a waiver
               from the lessor of such leased property and, if
               any, sublessor thereof in form and substance
               satisfactory to the Agent,                             ($_______)

          (e)  Inventory as to which appropriate Uniform
               Commercial Code financing statements showing the
               Borrower or such Subsidiary as debtor and the
               Agent as secured party have not been filed in the
               proper filing office or offices in order to
               perfect the Agent's security interest therein,         ($_______)

          (f)  Inventory which has been shipped to a customer of
               the Borrower or such Subsidiary regardless of
               whether such shipment is on a consignment basis,       ($_______)

          (g)  Inventory which is not located within the United
               States of America, or other than Inventory located
               in Canada or in countries in europe in an
               aggregate amount not to exceed $3,000,000, or          ($_______)

          (h)  Inventory which the Agent deems to be obsolete or
               not marketable.                                        ($_______)

               Total Ineligible Inventory:                            ($_______)

     3    Eligible Inventory (B1 minus B2)                             $_______

     4    Factor:                                                          0.65

     5    Borrowing Base-Inventory (B3 multiplied by B4):              $_______

C.        TOTAL BORROWING BASE A5 PLUS B5)                             $_______

                                                                       EXHIBIT B
                                                                       ---------

                               FORM OF GUARANTY
                               ----------------

     GUARANTY, dated as of April 22, 1998, by FLEX-O-LITE, INC., a Delaware corporation ("Flex"), OSD ENVIZION, INC., a Delaware corporation ("OSD"), CRYSTALOID TECHNOLOGIES, INC., a Delaware corporation ("Crystaloid"), JACKSON ACQUISITION, INC., a Delaware corporation ("JAI"), AMERICAN ALLSAFE COMPANY, a Texas corporation ("Allsafe"), and SILENCIO/SAFETY DIRECT, INC., a Nevada corporation ("Silencio", and together with Flex, OSD, Crystaloid, JAI and Allsafe, the "Guarantors") in favor of (a) BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Revolving Credit and Acquisition Loan Agreement dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among JACKSON PRODUCTS, INC., a Delaware corporation (the "Borrower"), the Banks, the Agent and MERCANTILE BANK NATIONAL ASSOCIATION as Co-Agent and (b) each of the Banks.

     WHEREAS, the Borrower and each of the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     WHEREAS, it is a condition to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that each of the Guarantors execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

     WHEREAS, each of the Guarantors wishes to guaranty the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement as provided herein;

     NOW, THEREFORE, each of the Guarantors hereby agrees with the Banks and the Agent as follows:

     1. DEFINITIONS. The term "Obligations" and all other capitalized terms
        -----------
used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     2. GUARANTY OF PAYMENT AND PERFORMANCE. Each of the Guarantors hereby
        -----------------------------------
guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required prepayment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty by each of the Guarantors of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by each of the Guarantors hereunder may be required by the Agent on any number of occasions. All payments by such Guarantors hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Banks and the Agent and shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by the United States or any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding.

     3. GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. Each of the
        ---------------------------------------------------
Guarantors further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this (S)3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid
--------
under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4. WAIVERS BY GUARANTORS; BANK'S FREEDOM TO ACT. Each of the Guarantors
        --------------------------------------------
agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. Each of the Guarantors waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the
        ------------------------------------------------
Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, Bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, Bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by such Guarantor.

     6. SUBROGATION; SUBORDINATION.
        --------------------------

          6.1. WAIVER OF RIGHTS AGAINST BORROWER. Until the final payment and
               ---------------------------------
     performance in full of all of the Obligations, none of the Guarantors shall exercise and each of the Guarantors hereby waives any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any Bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

          6.2. SUBORDINATION. The payment of any amounts due with respect to any
               -------------
     indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to each of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, such Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          6.3. PROVISIONS SUPPLEMENTAL. The provisions of this (S)6 shall be
               -----------------------
     supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Banks and the Agent.

     7. SECURITY; SETOFF. Each of the Guarantors grants to each of the Agent and
        ----------------
the Banks, as security for the full and punctual payment and performance of all of such Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Agent or such Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent or such Bank to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each of the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8.  FURTHER ASSURANCES. Each of the Guarantors agrees that it will from
         ------------------
time to time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Agent or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     9.  TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force
         --------------------------
and effect until the Agent is given written notice of any of the Guarantors' intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in (S)21 of the Credit Agreement. No such notice shall affect any rights of the Agent or any Bank hereunder, including without limitation the rights set forth in (S)(S)4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt, including, without limitation the Credit Agreement and the Notes. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, Bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each of the
         ----------------------
Guarantors, their successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with (S)20 of the Credit Agreement. No Guarantor may assign any of its obligations hereunder.

     11.  AMENDMENTS AND WAIVERS.  No amendment or waiver of any provision of
          ----------------------
this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12.  NOTICES.  All notices and other communications called for hereunder
          -------
shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to a Guarantor, at the address set forth beneath its signature hereto, and if to the Agent, at the address for notices to the Agent set forth in (S)21 of the Credit Agreement, or at such address as either party may designate in writing to the other.

     13.  GOVERNING LAW; CONSENT TO JURISDICTION.  THE GUARANTY IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Guarantors agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon such Guarantor by mail at the address specified by reference in (S)12. Each of the Guarantors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14.  WAIVER OF JURY TRIAL.  EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT
          --------------------
TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Guarantors hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Guarantors (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)14.

     15.  MISCELLANEOUS.  This Guaranty constitutes the entire agreement of each
          -------------
of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed and delivered as of the date first above written.

                                            FLEX-O-LITE, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            OSD ENVIZION, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            CRYSTALOID TECHNOLOGIES, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            JACKSON ACQUISITION, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________


                                            AMERICAN ALLSAFE COMPANY


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            SILENCIO/SAFETY DIRECT, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                                                       EXHIBIT C
                                                                       ---------

                         FORM OF REVOLVING CREDIT NOTE
                         -----------------------------

$________________                                                 April 22, 1998

     FOR VALUE RECEIVED, the undersigned JACKSON PRODUCTS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [INSERT NAME OF PAYEE BANK], a [INSERT ENTITY] (the "Bank") at the Agent's head office as defined in the Credit Agreement referred to below):

          (a) prior to or on April 30, 2004 the principal amount of ______________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Revolving Credit and Acquisition Loan Agreement dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Bank and the other parties thereto; and

          (b) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY

NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                            JACKSON PRODUCTS, INC.

                                            By: _______________________________
                                                Title:

--------------------------------------------------------------------------------------------
                     Amount of           Amount of           Balance of
                     Revolving         Principal Paid        Principal         Notation
      Date          Credit Loan          or Prepaid           Unpaid           Made By:
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF ACQUISITION NOTE
                           ------------------------

$___________                                                      April 22, 1998

     FOR VALUE RECEIVED, the undersigned JACKSON PRODUCTS, INC., a Delaware corporation, (the "Borrower"), hereby promises to pay to the order of [INSERT NAME OF PAYEE BANK], a [INSERT ENTITY] (the "Bank") at the Agent's Head Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on April 30, 2004 the principal amount of ___________ Dollars ($________), evidencing the Acquisition Loan made by the Bank to the Borrower pursuant to the Revolving Credit and Acquisition Loan Agreement dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the Bank and the other parties thereto; and

          (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Acquisition Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to the Acquisition Loan shall be prima facie evidence of the principal amount of
                                 ----- -----
the Acquisition Loan owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Acquisition Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                           JACKSON PRODUCTS, INC.

                                           By: _________________________________
                                               Title:

-------------------------------------------------------------------------------------------------
                    Amount of             Amount of            Balance of
                   Acquisition         Principal Paid          Principal            Notation
     Date            Loan                 or Prepaid            Unpaid              Made By:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                                     EXHIBIT E-1
                                                                     -----------


                              SECURITY AGREEMENT
                              ------------------

     SECURITY AGREEMENT, dated as of April 22, 1998, between JACKSON PRODUCTS, INC., a Delaware corporation (the "Borrower"), and BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Banks, the Agent and Mercantile Bank National Association, as Co-Agent.

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Borrower execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

     WHEREAS, the Borrower wishes to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.  All capitalized terms used herein without definitions
          -----------
shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of The Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein.

     2.   GRANT OF SECURITY INTEREST.
          --------------------------

               2.1.  COLLATERAL GRANTED.  The Borrower hereby grants to the
                     ------------------
     Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

               All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Borrower, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

          2.2. DELIVERY OF INSTRUMENTS, ETC.
               ----------------------------

                 (a) Pursuant to the terms hereof, the Borrower has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that the Borrower shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, the Borrower shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                 (b) To the extent that any securities now or hereafter acquired by the Borrower are uncertificated and are issued to the Borrower or its nominee directly by the issuer thereof, the Borrower shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of the Borrower or such nominee. To the extent that any securities, whether certificated or uncertificated, or other financial assets now or hereafter acquired by the Borrower are held by the Borrower or its nominee through a securities intermediary, the Borrower shall (i) cause such securities intermediary to note on its books the security interest of the Agent in such securities or other financial assets and to confirm such notation promptly to the Agent and (ii), at the request of the Agent, cause such securities intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other financial assets, without further consent of the Borrower or such nominee. The Agent agrees with the Borrower that the Agent shall not give any such entitlement orders or instructions to any such issuer or securities intermediary unless an Event of Default has occurred and is continuing and the Agent has elected to exercise its rights and remedies as contemplated by (S)14.

               (c) To the extent that the Borrower is a beneficiary under any written letter of credit now or hereafter issued in favor of the Borrower, the Borrower shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of the Borrower, make such arrangements with the Borrower as are in the Agent's reasonable judgment necessary and appropriate so that the Borrower may make any drawing to which the Borrower is entitled under such letter of credit, without impairment of the Agent's perfected security interest in the Borrower's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, the Borrower shall, for any letter of credit, whether or not written, now or hereafter issued in favor of the Borrower as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

          2.3. EXCLUDED COLLATERAL.  Notwithstanding the foregoing provisions of
               -------------------
     this (S)2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Borrower as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing grant
                                    --------  -------
     of security interest shall extend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          2.4. STOCK PLEDGE AGREEMENT.  Concurrently herewith the Borrower is
               ----------------------
     executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Stock Pledge Agreement pursuant to which the Borrower is pledging to the Agent, for the benefit of the Banks and the Agent, (a) 100% of the shares of capital stock of each of the Borrower's Domestic Subsidiaries and (b) not less than 66% of the Shares of capital stock of each of the Borrower's Foreign Subsidiaries. Such pledge shall be governed by the terms of such stock pledge agreement and not by the terms of this Agreement.

          2.5. PATENT AND TRADEMARK ASSIGNMENTS.  Concurrently herewith the
               --------------------------------
     Borrower is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Patent Assignment and the Trademark Assignment pursuant to which the Borrower is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     3.   TITLE TO COLLATERAL, ETC.  The Borrower is the owner of the Collateral
          ------------------------
free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of The Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4.   CONTINUOUS PERFECTION.  The Borrower's place of business or, if more
          ---------------------
than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent herewith (the "Perfection Certificate"). The Borrower will not change the same, or the name, identity or corporate structure of the

Borrower in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to (S)2.2, will be kept at those locations listed on the Perfection Certificate and the Borrower will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent.

     5.   NO LIENS.  Except for the security interest herein granted and liens
          --------
permitted by the Credit Agreement, the Borrower shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. The Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

     6.   NO TRANSFERS.  The Borrower will not sell or offer to sell or
          ------------
otherwise transfer the Collateral or any interest therein except as permitted by
(S)10.5.2 of the Credit Agreement.

     7.   INSURANCE.
          ---------

             7.1.  MAINTENANCE OF INSURANCE.  The Borrower will maintain with
                   ------------------------
     financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, the Borrower will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Borrower; business interruption insurance; and product liability insurance.

             7.2.  INSURANCE PROCEEDS.  The proceeds of any casualty insurance
                   ------------------
     in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Borrower for direct application by the Borrower in accordance with (S)10.5.2 of the Credit Agreement and (b) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

             7.3.  NOTICE OF CANCELLATION, ETC.  All policies of insurance shall
                   ---------------------------
     provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by the Borrower to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Borrower. The Borrower shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8.   MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW.  The Borrower will
          ----------------------------------------------
keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (other than such items contested in good faith and in accordance with (S)9.8 of the Credit Agreement). The Borrower has at all times operated, and the Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9.   COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
          ----------------------------------------------------------

               9.1. EXPENSES INCURRED BY AGENT.  In its discretion, the Agent
                    --------------------------
     may discharge taxes (other than taxes contested in good faith and in accordance with (S)9.8 of the Credit Agreement) and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto (after any Event of Default has occurred and is continuing or if the Borrower's failure to make such repairs will result in an Event of Default) and pay any necessary filing fees. The Borrower agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default.

          9.2.  AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the contrary
                ------------------------------
     notwithstanding, the Borrower shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of The Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

     10.  SECURITIES AND DEPOSITS. The Agent may at any time, at its option,
          -----------------------
transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to the Borrower may at any time be applied to or set off against any of the Obligations.

     11.  NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. If a Default or an
          --------------------------------------------------
Event of Default shall have occurred and be continuing, the Borrower shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of the Borrower and obligors on instruments for which the Borrower is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Borrower as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of the Borrower and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12.  FURTHER ASSURANCES. The Borrower, at its own expense, shall do, make,
          ------------------
execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in (S)2.3, (c) obtaining waivers from mortgagees and landlords and
(d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     13.  POWER OF ATTORNEY.
          -----------------

             13.1.  APPOINTMENT AND POWERS OF AGENT. The Borrower hereby
                    -------------------------------
     irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

                    (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of The Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at the Borrower' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes,
             (ii) upon written notice to the Borrower, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                    (b) to file such financing statements with respect hereto, with or without the Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Borrower's name such financing statements and amendments thereto and continuation statements which may require the Borrower's signature.

             13.2.  RATIFICATION BY BORROWER. To the extent permitted by law,
                    ------------------------
     the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

             13.3.  NO DUTY ON AGENT. The powers conferred on the Agent
                    ----------------
     hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     14.  REMEDIES. If an Event of Default shall have occurred and be
          --------
continuing, the Agent may, without notice to or demand upon the Borrower, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the state(s) of the Borrower's principal office(s) or at such other locations as the Agent may designate. Unless the

Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Borrower at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Borrower, the Borrower waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Uniform Commercial Code of The Commonwealth of Massachusetts.

     15. NO WAIVER, ETC. The Borrower waives demand, notice, protest, notice of
         ---------------
acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

     16. MARSHALLING. Neither the Agent nor any Bank shall be required to
         -----------
marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

     17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Borrower shall pay to the Agent
         ----------------------------------
on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of The Commonwealth of Massachusetts, any excess shall be returned to the Borrower, and the Borrower shall remain liable for any deficiency in the payment of the Obligations.

     18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the
         ---------------
Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO
         --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in (S)20 of the Credit Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH
         --------------------
RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)20.

     21. MISCELLANEOUS. The headings of each section of this Agreement are for
         -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Security Agreement to be duly executed as of the date first above written.

                                        JACKSON PRODUCTS, INC.



                                        By: _______________________________
                                             Title:

Accepted:

BANKBOSTON, N.A.,
 as Agent



By: ___________________________________
    Peter van der Horst, Vice President


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF ___________________)
                                            ) ss.
COUNTY OF __________________________________)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of ________, 1998, personally appeared ___________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___________ of JACKSON PRODUCTS, INC., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ___________ acknowledged said instrument to be the free act and deed of said corporation.



                                        ______________________________
                                        Notary Public
                                        My commission expires:

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF ___________________)
                                            ) ss.
COUNTY OF __________________________________)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of ________, 1998, personally appeared Peter van der Horst to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President of BANKBOSTON, N.A., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Peter van der Horst acknowledged said instrument to be the free act and deed of said corporation.



                                        ______________________________
                                        Notary Public
                                        My commission expires:

                                                                     EXHIBIT E-2
                                                                     -----------


                          FORM OF SECURITY AGREEMENT
                          --------------------------
                                (SUBSIDIARIES)
                                --------------

     SECURITY AGREEMENT, dated as of April 22, 1998, among FLEX-O-LITE, INC., a Delaware corporation ("Flex"), OSD ENVIZION, INC., a Delaware corporation ("OSD"), CRYSTALOID TECHNOLOGIES, INC., a Delaware corporation ("Crystaloid"), JACKSON ACQUISITION, INC., a Delaware corporation ("JAI"), AMERICAN ALLSAFE COMPANY, a Texas corporation ("Allsafe"), SILENCIO/SAFETY DIRECT, INC., a Nevada corporation ("Silencio"), and together with Flex, OSD, Crystaloid, JAI and Allsafe, the "Subsidiaries") and BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement (as hereinafter defined).

     WHEREAS, Jackson Products, Inc., a Delaware corporation (the "Borrower"), has entered into a Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), with the Banks, the Agent and Mercantile Bank National Association, as Co-Agent, pursuant to which the Banks, subject to the terms and conditions contained therein, provide certain financial accommodations to the Borrower; and

     WHEREAS, the Subsidiaries are expected to receive substantial direct and indirect benefits from the making of Loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

     WHEREAS, the Subsidiaries have executed and delivered to the Agent, for the benefit of the Banks and the Agent, a Guaranty dated as of the date hereof (as amended and in effect from time to time, the "Guaranty"), pursuant to which the Subsidiaries guaranteed to the Agent and the Banks the payment and performance of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement; and

     WHEREAS, it is a condition to the further effectiveness of the Credit Agreement that the Subsidiaries execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definitions shall
        -----------
have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of The Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein.

     2. GRANT OF SECURITY INTEREST.
        --------------------------

          2.1. COLLATERAL GRANTED. Each of the Subsidiaries hereby grants to the
               ------------------
     Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations (as defined in the Credit Agreement), including all of the Subsidiaries' Obligations under the Guaranty (collectively, the "Obligations"), a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Subsidiaries, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, all equipment and accessions, raw materials, inventory and all other capital assets, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property (as such term is defined in the Uniform Commercial Code), deposit accounts and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which such Subsidiary possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of such Subsidiary, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

          2.2. DELIVERY OF INSTRUMENTS, ETC.
               ----------------------------

                 (a) Pursuant to the terms hereof, each of the Subsidiaries has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that any Subsidiary shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, such Subsidiary shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                 (b) To the extent that any securities now or hereafter acquired by any Subsidiary are uncertificated and are issued to such Subsidiary or its nominee directly by the issuer thereof, such Subsidiary shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of such Subsidiary or such nominee. To the extent that any securities, whether certificated or uncertificated, or other financial assets now or hereafter acquired by any Subsidiary are held by such Subsidiary or its nominee through a securities intermediary, such Subsidiary shall use reasonable efforts to (i) cause such securities intermediary to note on its books the security interest of the Agent in such securities or other financial assets and to confirm such notation promptly to the Agent and (ii), at the request of the Agent, cause such securities intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other financial assets, without further consent of such Subsidiary or such nominee. The Agent agrees with each of the Subsidiaries that the Agent shall not give any such entitlement orders or instructions to any such issuer or securities intermediary unless an Event of Default has occurred and is continuing and the Agent has elected to exercise its rights and remedies as contemplated by (S)14.

                 (c) To the extent that any Subsidiary is a beneficiary under any written letter of credit now or hereafter issued in favor of such Subsidiary, such Subsidiary shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of such Subsidiary, make such arrangements with such Subsidiary as are in the Agent's reasonable judgment necessary and appropriate so that such Subsidiary may make any drawing to which such Subsidiary is entitled under such letter of credit, without impairment of the Agent's perfected security interest in such Subsidiary's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, such Subsidiary shall, for any letter of credit, whether or not written, now or hereafter issued in favor of such Subsidiary as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

          2.3. EXCLUDED COLLATERAL. Notwithstanding the foregoing provisions of
               -------------------
     this (S)2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by any of the Subsidiaries as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing
                                         --------  -------
     grant of security interest shall extend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          2.4. STOCK PLEDGE AGREEMENT. Concurrently herewith each of the
               ----------------------
     Subsidiaries is executing and delivering to the Agent, for the benefit of the Banks and the Agent, a Stock Pledge Agreement pursuant to which such Subsidiary is pledging to the Agent, for the benefit of the Banks and the Agent, (a) 100% of shares of the capital stock of each of its Domestic Subsidiaries and (b) not less than 66% of the shares of capital stock of each of its Foreign Subsidiaries. Such pledge shall be governed by the terms of such stock pledge agreement and not by the terms of this Agreement.

          2.5. PATENT AND TRADEMARK ASSIGNMENTS. Concurrently herewith each of
               --------------------------------
     the Subsidiaries is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Patent Assignment and the Trademark Assignment pursuant to which the Borrower is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     3. TITLE TO COLLATERAL, ETC. Each of the Subsidiaries is the owner of the
        -------------------------
Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of The Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4. CONTINUOUS PERFECTION. Each Subsidiary's place of business or, if more
        ---------------------
than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent by each Subsidiary herewith (collectively, the "Perfection Certificates"). None of the Subsidiaries will change the same, or the name, identity or corporate structure of such Subsidiary in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to (S)2.2, will be kept at those locations listed on the Perfection Certificate and none of the Subsidiaries will remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent.

     5. NO LIENS. Except for the security interest herein granted and liens
        --------
permitted by the Credit Agreement, each of the Subsidiaries shall be the owner of its respective Collateral free from any lien, security interest or other encumbrance, and such Subsidiary shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. No Subsidiary shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

     6. NO TRANSFERS.  No Subsidiary will sell or offer to sell or otherwise
        ------------
transfer the Collateral or any interest therein except as permitted by (S)10.5.2 of the Credit Agreement.

     7. INSURANCE.
        ---------

          7.1. MAINTENANCE OF INSURANCE. Each of the Subsidiaries will maintain
               ------------------------
     with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that such Subsidiary will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, such Subsidiary will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and
     (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Subsidiary; business interruption insurance; and product liability insurance.

          7.2. INSURANCE PROCEEDS.  The proceeds of any casualty insurance in
               ------------------
     respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Event of Default has occurred and is continuing, be disbursed to the appropriate Subsidiary for direct application by such Subsidiary in accordance with (S)10.5.2 of the Credit Agreement and (b) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by such Subsidiary solely to the repair or replacement of such Subsidiary's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

          7.3. NOTICE OF CANCELLATION, ETC.  All policies of insurance shall
               ----------------------------
     provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by any of the Subsidiaries to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to such Subsidiary. Each of the Subsidiaries shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. Each of the Subsidiaries
        ----------------------------------------------
will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. Each of the Subsidiaries will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (other than such items contested in good faith in accordance with (S)9.8 of the Credit Agreement). Each of the Subsidiaries has at all times operated, and such Subsidiary will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
        ----------------------------------------------------------

          9.1. EXPENSES INCURRED BY AGENT.  In its discretion, the Agent may
               --------------------------
     discharge taxes and other encumbrances at any time levied or placed on any of the Collateral (other than any taxes or encumbrances contested in good faith and in accordance with (S)9.8 of the Credit Agreement), make repairs thereto (after any Event of Default has occurred and is continuing or if the Borrower's failure to make such repairs will result in an Event of Default) and pay any necessary filing fees. Each of the Subsidiaries agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to any Subsidiary to make any such expenditures, nor shall the making thereof relieve any Subsidiary of any default.

          9.2. AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the contrary
               ------------------------------
     notwithstanding, each of the Subsidiaries shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Subsidiary thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Subsidiary under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of The Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

     10. SECURITIES AND DEPOSITS.  The Agent may at any time, at its option,
         -----------------------
transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to any of the Subsidiaries may at any time be applied to or set off against any of the Obligations.

     11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. If a Default or an
         --------------------------------------------------
Event of Default shall have occurred and be continuing, each of the Subsidiaries shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of such Subsidiary and obligors on instruments for which such Subsidiary is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon any of the Subsidiaries, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, each of the Subsidiaries shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by such Subsidiary as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of such Subsidiary and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12. FURTHER ASSURANCES.  Each of the Subsidiaries, at its own expense,
         ------------------
shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in (S)2.3, (c) obtaining waivers from mortgagees and landlords and
(d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code, as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     13. POWER OF ATTORNEY.
         -----------------

          13.1. APPOINTMENT AND POWERS OF AGENT.  Each of the Subsidiaries
                -------------------------------
     hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Subsidiary or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Subsidiary, without notice to or assent by such Subsidiary, to do the following:

               (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of The Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at such Subsidiary's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Subsidiary might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Subsidiary, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

               (b) to file such financing statements with respect hereto, with or without such Subsidiary's signature, or a photocopy of this

          Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Subsidiary's name such financing statements and amendments thereto and continuation statements which may require such Subsidiary's signature.

          13.2. RATIFICATION BY SUBSIDIARIES. To the extent permitted by law,
                ----------------------------
     each of the Subsidiaries hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          13.3. NO DUTY ON AGENT. The powers conferred on the Agent hereunder
                ----------------
     are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any of the Subsidiaries for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     14. REMEDIES. If an Event of Default shall have occurred and be continuing,
         --------
the Agent may, without notice to or demand upon any of the Subsidiaries, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as each of the Subsidiaries can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require any of the Subsidiaries to assemble all or any part of the Collateral at such location or locations within the state(s) of such Subsidiary's principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to such Subsidiary at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Subsidiaries hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each of the Subsidiaries waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than a Subsidiary, each of the Subsidiaries waives and agrees not to assert any rights or privileges which it may have under
(S)9-112 of the Uniform Commercial Code of The Commonwealth of Massachusetts.

     15. NO WAIVER, ETC.  Each of the Subsidiaries waives demand, notice,
         ---------------
protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each of the Subsidiaries assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

     16. MARSHALLING.  Neither the Agent nor any Bank shall be required to
         -----------
marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each of the Subsidiaries hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Subsidiaries hereby irrevocably waives the benefits of all such laws.

     17. PROCEEDS OF DISPOSITIONS; EXPENSES. Each of the Subsidiaries shall pay
         ----------------------------------
to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the

Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of The Commonwealth of Massachusetts, any excess shall be returned to the appropriate Subsidiary. Such Subsidiary shall remain liable for any deficiency in the payment of the Obligations after all proceeds of Collateral have been applied.

     18. OVERDUE AMOUNTS.  Until paid, all amounts due and payable by each of
         ---------------
the Subsidiaries hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO
         --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Subsidiaries agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Subsidiary by mail at the address set forth below its signature hereto or at such other address as such Subsidiary may designate in writing to the Agent. Each of the Subsidiaries hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20. WAIVER OF JURY TRIAL. EACH OF THE SUBSIDIARIES WAIVES ITS RIGHT TO A
         --------------------
JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Subsidiaries waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Subsidiaries (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)20.

     21. MISCELLANEOUS.  The headings of each section of this Agreement are for
         -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of the Subsidiaries and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of the Subsidiaries acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the Subsidiaries has caused this Agreement to be duly executed as of the date first above written.

                                            FLEX-O-LITE, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            OSD ENVIZION, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________


                                            CRYSTALOID TECHNOLOGIES, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            JACKSON ACQUISITION, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________


                                            AMERICAN ALLSAFE COMPANY

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________

                                            SILENCIO/SAFETY DIRECT, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address:

                                            ____________________________________
                                            ____________________________________



ACCEPTED:
BANKBOSTON, N.A.,
 As Agent

By:_________________________
   Peter van der Horst,
   Vice President

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared _______________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of Flex-O-Lite, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared __________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of OSD Envizion, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF________________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared __________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of Crystaloid Technologies, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared __________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of Jackson Acquisition, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared __________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of American Allsafe Company, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared __________ to me known personally, and who, being by me duly sworn, deposes and says that he is the __________ of Silencio/Safety Direct, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________ acknowledged said instrument to be the free act and deed of said corporation.

                              ______________________________
                              Notary Public
                              My commission expires:

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________ )
                                         )  ss.
COUNTY OF ______________________________ )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of April, 1998, personally appeared Peter van der Horst, to me known personally, and who, being by me duly sworn, deposes and says that he is a Vice President of BankBoston, N.A. (the "Agent"), and that said instrument was signed and sealed on behalf of said Agent by authority of its Board of Directors, and said Peter van der Horst acknowledged said instrument to be the free act and deed of the Agent.

                              ______________________________
                              Notary Public
                              My commission expires:

                                                                     EXHIBIT F-1
                                                                     -----------
                        FORM OF STOCK PLEDGE AGREEMENT
                        ------------------------------

     STOCK PLEDGE AGREEMENT, dated as of April 22, 1998, by and between JACKSON PRODUCTS, INC., a ERROR! REFERENCE SOURCE NOT FOUND. (the "Pledgor"), and BANKBOSTON, N.A., a ERROR! REFERENCE SOURCE NOT FOUND., as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to a ERROR! REFERENCE SOURCE NOT FOUND., dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Pledgor, the Banks, the Agent and Mercantile Bank National Association, as Co-Agent.

     WHEREAS, the Pledgor is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A (the "Subsidiaries"); and
                          ----- -

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Pledgor under the Credit Agreement that the Pledgor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof; and

     WHEREAS, the Pledgor wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   PLEDGE OF STOCK, ETC.
          ---------------------

          1.1  PLEDGE OF STOCK. The Pledgor hereby pledges, assigns, grants a
               ---------------
     security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, (a) 100% of the shares of capital stock of each of its Domestic Subsidiaries of every class owned by the Pledgor, as more fully described on Annex A hereto, and (b) not less than 66% of the shares of
                  ----- -
     capital stock of each of its Foreign Subsidiaries of every class owned by the Pledgor, as more fully described on Annex A hereto, to be held by the
                                             ----- -
     Agent, for the benefit of the Banks and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the Agent.

          1.2  ADDITIONAL STOCK. In case the Pledgor shall acquire any
               ----------------
     additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Pledgor shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Pledgor in blank. The Pledgor agrees that the Agent may from time to time attach as Annex A hereto an updated list of
                                               ----- -
     the shares of capital stock or securities at the time pledged with the Agent hereunder.

     2.   DEFINITIONS. The term "Obligations" and all other capitalized terms
          -----------
used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the ERROR! REFERENCE SOURCE NOT FOUND. have such defined meanings herein, unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

     Stock.  Includes the shares of stock described in Annex A attached hereto
     -----                                             ----- -
and any additional shares of stock at the time pledged with the Agent hereunder.

     Stock Collateral.  The property at any time pledged to the Agent hereunder
     ----------------
(whether described herein or not) and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Pledgor to the extent expressly permitted by (S)6.

     3.   SECURITY FOR OBLIGATIONS. This Agreement and the security interest in
          ------------------------
and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Obligations.

     4.   LIQUIDATION, RECAPITALIZATION, ETC. Any sums or other property paid or
          ----------------------------------
distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in (S)6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent, for the benefit of the

Banks and the Agent, to be held by it as security for the Obligations. Except to the limited extent provided in (S)6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations.

     5.   WARRANTY OF TITLE; AUTHORITY. The Pledgor hereby represents and
          ----------------------------
warrants that: (a) the Pledgor is the sole record and beneficial owner of, the Stock described in (S)1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Stock described in
(S)1 is validly issued, fully paid and non-assessable, (c) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A
                                                                      ----- -
hereto relating to the Stock is true, correct and complete in all respects. The Pledgor covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in such Stock against the claims and demands of all other persons whomsoever. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

     6.   DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY. So long as no Event of
          ------------------------------------------
Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Stock, and absent receipt of an election from the Agent as provided below, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however,
                                                             --------  -------
that no vote shall be cast or consent, waiver or ratification given by the Pledgor if the effect thereof would in the reasonable judgment of the Agent impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Pledgor to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.

     7.   REMEDIES.
          --------

               7.1. IN GENERAL. If an Event of Default shall have occurred and
                    ----------
     be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the ERROR! REFERENCE SOURCE NOT FOUND. UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                    (a) if the Agent so elects and gives notice of such election to the Pledgor, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

                    (b) the Agent may demand, sue for, collect or make any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                    (c) the Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                    (d) the Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

          7.2. SALE OF STOCK COLLATERAL. In the event of any disposition of the
               ------------------------
     Stock Collateral as provided in clause (c) of (S)7.1, the Agent shall give to the Pledgor at least five (5) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. The

     Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in such order or preference as the Agent may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by
     (S)9-504(1)(c) of the ERROR! REFERENCE SOURCE NOT FOUND. UCC, need the Agent account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the ERROR! REFERENCE SOURCE NOT FOUND. UCC

          7.3. PRIVATE SALES. The Pledgor recognizes that the Agent may be
               -------------
     unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may reasonably be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.4. PLEDGOR'S AGREEMENTS, ETC. The Pledgor further agrees to do or
               -------------------------
     cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S)7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this (S)7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
     (S)7 shall be specifically enforceable against the Pledgor by the Agent and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8.   MARSHALLING. Neither the Agent nor any Bank shall be required to
          -----------
marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     9.   PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor
          ----------------------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Notes, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     10.  TRANSFER, ETC., BY PLEDGOR. Without the prior written consent of the
          --------------------------
Agent (which consent will not be unreasonably withheld), the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     11.  FURTHER ASSURANCES. The Pledgor will do all such acts, and will
          ------------------
furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

     12.  AGENT'S EXONERATION. Under no circumstances shall the Agent be deemed
          -------------------
to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     13.  NO WAIVER, ETC. Neither this Agreement nor any term hereof may be
          --------------
changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Majority Banks, and the Pledgor. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

     14.  NOTICE, ETC. All notices, requests and other communications hereunder
          -----------
shall be made in the manner set forth in (S)20 of the Credit Agreement.

     15.  TERMINATION. Upon final payment and performance in full of the
          -----------
Obligations, this Agreement shall terminate and the Agent shall, at the Pledgor's request and expense, return, free from any lien, all Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder unless the Agent is required by any agreement, instrument, law, regulation or order to turn such Stock Collateral over to another party. The Agent, at the written request and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments acknowledging the satisfaction and termination of this Agreement, and will promptly duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) free from any lien granted hereunder all of the Stock Collateral pledged and/or assigned by it hereunder which has previously been delivered to the Agent except for any Stock Collateral which has theretofore been sold or otherwise applied or released pursuant to this Agreement.

     16.  OVERDUE AMOUNTS. Until paid, all amounts due and payable by the
          ---------------
Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     17.  GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified in (S)20 of the Credit Agreement. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     18.  WAIVER OF JURY TRIAL.  THE PLEDGOR WAIVES ITS RIGHT TO A JURY TRIAL
          --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH

RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)18.

     19.  MISCELLANEOUS. The headings of each section of this Agreement are for
          -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Agent have caused this Agreement to be executed as of the date first above written.

                                         JACKSON PRODUCTS, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:


                                         BANKBOSTON, N.A., AS AGENT

                                         By: ___________________________________
                                             Peter van der Horst, Vice President


     The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S)(S)4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Pledgor in carrying out such provisions.

                                         OSD ENVIZION, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         FLEX-O-LITE, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         CRYSTALOID TECHNOLOGIES, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:



                                         JACKSON ACQUISITION, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:

                          ANNEX A TO PLEDGE AGREEMENT
                          ---------------------------

     None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.
----- -

                                          Number of     Number of     Number of       Par or
                   Record     Class of    Authorized      Issued     Outstanding   Liquidation
    Issuer         Owner       Shares       Shares        Shares        Shares        Value
    ------         -----       ------       ------        ------        -------       -----
OSD Envision,
Inc.

Jackson
Acquisition,
Inc.

Crystaloid
Technologies,
Inc.

Flex-O-Lite,
Inc.

                                                                     EXHIBIT F-2
                                                                     -----------

                         FORM OF STOCK PLEDGE AGREEMENT
                         ------------------------------
                                 (SUBSIDIARIES)
                                 --------------

     STOCK PLEDGE AGREEMENT, dated as of April 22, 1998, by and between [INSERT PLEDGOR], a [INSERT ENTITY] (the "Pledgor"), and BANKBOSTON, N.A., a national association as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among Jackson Products, Inc., a Delaware corporation (the "Borrower"), the Banks, the Agent and Mercantile Bank National Association, as Co-Agent.

     WHEREAS, the Pledgor is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A (the "subsidiaries"); and
                              ----- -

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Pledgor execute and deliver to the Agent, for the benefit of the banks and the Agent, a pledge agreement in substantially the form hereof; and

     WHEREAS, the Pledgor wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1.   PLEDGE OF STOCK, ETC.
          ---------------------

               1.1  PLEDGE OF STOCK. The Pledgor hereby pledges, assigns, grants
                    ---------------
     a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, (a) 100% of the shares of capital stock of each of its Domestic Subsidiaries of every class owned by the Pledgor, as more fully described on Annex A hereto, and (b) not less than 66% of the shares of capital stock of each of its Foreign Subsidiaries of every class owned by the Pledgor, as more fully described on Annex A hereto to be held by the
                                             ----- -
     Agent, for the benefit of the Banks and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the Agent.

          1.2. ADDITIONAL STOCK. In case the Pledgor shall acquire any
               ----------------
     additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Pledgor shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Pledgor in blank. The Pledgor agrees that the Agent may from time to time attach as Annex A hereto an updated list of
                                               -------
     the shares of capital stock or securities at the time pledged with the Agent hereunder.

     2.   DEFINITIONS. The term "Obligations" and all other capitalized terms
          -----------
used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the have such defined meanings herein, unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

     Stock.  Includes the shares of stock described in Annex A attached hereto
     -----                                             ----- -
and any additional shares of stock at the time pledged with the Agent hereunder.

     Stock Collateral.  The property at any time pledged to the Agent hereunder
     ----------------
(whether described herein or not) and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Pledgor to the extent expressly permitted by (S)6.

     3.   SECURITY FOR OBLIGATIONS. This Agreement and the security interest in
          ------------------------
and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Obligations.

     4.   LIQUIDATION, RECAPITALIZATION, ETC.  Any sums or other property paid
          ----------------------------------
or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in (S)6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent, for the benefit of the

Banks and the Agent, to be held by it as security for the Obligations. Except to the limited extent provided in (S)6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations.

     5.   WARRANTY OF TITLE; AUTHORITY.  The Pledgor hereby represents and
          ----------------------------
warrants that: (a) the Pledgor is the sole record and beneficial owner of, the Stock described in (S)1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Stock described in
(S)1 is validly issued, fully paid and non-assessable, (c) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A
                                                                      ----- -
hereto relating to the Stock is true, correct and complete in all respects. The Pledgor covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in such Stock against the claims and demands of all other persons whomsoever. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

     6.   DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY.  So long as no Event of
          ------------------------------------------
Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Stock, and absent receipt of an election from the Agent as provided below, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however,
                                                             --------  -------
that no vote shall be cast or consent, waiver or ratification given by the Pledgor if the effect thereof would in the reasonable judgment of the Agent impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Pledgor to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.

     7.   REMEDIES.
          --------

               7.1  IN GENERAL.  If an Event of Default shall have occurred and
                    ----------
     be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Massachusetts UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                    (a) if the Agent so elects and gives notice of such election to the Pledgor, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

                    (b) the Agent may demand, sue for, collect or make any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                    (c) the Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                    (d) the Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

               7.2  SALE OF STOCK COLLATERAL. In the event of any disposition of
                    ------------------------
     the Stock Collateral as provided in clause (c) of (S)7.1, the Agent shall give to the Pledgor at least five (5) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. The

Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in such order or preference as the Agent may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by (S)9-504(1)(c) of the Massachusetts UCC, need the Agent account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Massachusetts UCC

       7.3.   PRIVATE SALES.  The Pledgor recognizes that the Agent may be
              -------------
unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may reasonably be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.4. PLEDGOR'S AGREEMENTS, ETC. The Pledgor further agrees to do or
               --------------------
     cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S)7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this (S)7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
     (S)7 shall be specifically enforceable against the Pledgor by the Agent and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8.   MARSHALLING.  Neither the Agent nor any Bank shall be required to
          -----------
marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     9.   PLEDGOR'S OBLIGATIONS NOT AFFECTED.  The obligations of the Pledgor
          ----------------------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Notes, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     10.  TRANSFER, ETC., BY PLEDGOR. Without the prior written consent of the
          --------------------------
Agent (which consent will not be unreasonably withheld), the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     11.  FURTHER ASSURANCES.  The Pledgor will do all such acts, and will
          ------------------
furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

     12.  AGENT'S EXONERATION.  Under no circumstances shall the Agent be deemed
          -------------------
to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     13.  NO WAIVER, ETC.  Neither this Agreement nor any term hereof may be
          --------------
changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Majority Banks, and the Pledgor. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

     14.  NOTICE, ETC.  All notices, requests and other communications hereunder
          -----------
shall be made in the manner set forth in (S)20 of the Credit Agreement, addressed as follows: if to the Pledgor, at the address set forth beneath its signature hereto, and if to the Agent, at the address for notices to the Agent set forth in (S)20 of the Credit Agreement, or at such other address as either party may designate in writing to the other.

    15.   TERMINATION.  Upon final payment and performance in full of the
          -----------
Obligations, this Agreement shall terminate and the Agent shall, at the Pledgor's request and expense, return, free of any lien, all Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder unless the Agent is required by any agreement, instrument, law, regulation or order to turn such Stock Collateral over to another party. The Agent, at the written request and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments acknowledging the satisfaction and termination of this Agreement, and will promptly duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) free from any lien granted hereunder all of the Stock Collateral pledged and/or assigned by it hereunder which has previously been delivered to the Agent except for any Stock Collateral which has theretofore been sold or otherwise applied or released pursuant to this Agreement.

     15.  OVERDUE AMOUNTS.  Until paid, all amounts due and payable by the
          ---------------
Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     16.  GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF COMMONWEALTH OF MASSACHUSETTS. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified in (S)20 of the Credit Agreement. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     18.  WAIVER OF JURY TRIAL. THE PLEDGOR WAIVES ITS RIGHT TO A JURY TRIAL
          --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)18.

     19.  MISCELLANEOUS.  The headings of each section of this Agreement are for
          -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Agent have caused this Agreement to be executed as of the date first above written.

                                        [INSERT PLEDGOR]

                                        By:_________________________________
                                             Name:
                                             Title:

                                        Address:____________________________
                                        ____________________________________

                                        BANKBOSTON, N.A., AS AGENT

                                        By:_________________________________
                                             Name:
                                             Title:


     The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S)(S)4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Pledgor in carrying out such provisions.

                                        [INSERT SUBSIDIARY]

                                        By:____________________________________
                                             Name:
                                             Title:

                                        Address:_______________________________
                                        _______________________________________

                          ANNEX A TO PLEDGE AGREEMENT
                          ---------------------------

     None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.
----- -

                                          Number of     Number of     Number of       Par or
                Record       Class of     Authorized      Issued     Outstanding   Liquidation
Issuer          Owner         Shares        Shares        Shares        Shares        Value
-----------  ------------  ------------  ------------  ------------  ------------  ------------

                                                                       EXHIBIT G
                                                                       ---------

                             FORM OF LOAN REQUEST
                             --------------------


                          ______________________, ___



BankBoston, N.A., as Agent
100 Federal Street
Boston, Massachusetts  02110

Attention:  ____________________

     RE:  Loan Request
          ------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Jackson Products, Inc., a Delaware Corporation (the "Borrower"), the lending institutions which are or may become parties thereto from time to time (collectively, the "BANKS"), BankBoston, N.A., as agent (the "Agent") for the Banks, and Mercantile Bank National Association, as Co-Agent. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Pursuant to (S)2.6 of the Credit Agreement, we hereby request that a Revolving Credit Loan consisting of [a Base Rate Loan in the principal amount of $__________,] [a LIBOR Rate Loan in the principal amount of $__________ with an Interest Period of _________] be made on __________ __, ____. we understand that this request is irrevocable and binding on us and obligates us to accept the requested Revolving Credit Loan on such date.

     We hereby certify (a) that the aggregate outstanding principal amount of the Revolving Credit Loans on today's date is $_________, (b) that we will use the proceeds of the requested revolving Credit Loan in accordance with the provisions of the Credit Agreement, (c) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the

BankBoston, N.A., as Agent
Page 2


extent that such representations and warranties related expressly to an earlier date) and (d) that no Default or Event of Default has occurred and is continuing.

                                        Very truly yours,

                                        JACKSON PRODUCTS, INC.



                                        By:____________________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT H
                                                                       ---------


                            FORM OF ADVANCE REQUEST
                            -----------------------


                             _____________ ___, ___


BankBoston, N.A., as agent
100 Federal Street
Boston, MA  02110

Attention:  ____________________

     Re:  Advance Request
          ---------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Revolving Credit and Acquisition Loan Agreement (as amended and in effect from time to time, the "Credit Agreement"), dated as of April 22, 1998 by and among Jackson Products, Inc., a Delaware Corporation (the "Borrower"), the lending institutions which are or may become parties thereto from time to time (the "Banks"), BankBoston, N.A., as Agent (the "Agent") for the Banks, and Mercantile Bank National Association, as Co-Agent. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Pursuant to (S)4.1.2 of the Credit Agreement, we hereby request that an Advance consisting of [a Base Rate Loan in the principal amount of $______________,] [a LIBOR Rate Loan in the principal amount of $____________ with an interest period of ____________] be made on ____________
___, ___. We understand that this request is irrevocable and binding on us and obligates us to accept the requested Advance on such date.

     We hereby certify (a) that the aggregate outstanding principal amount of the Acquisition Loan on today's date is $____________, (b) that we will use the proceeds of the Advance solely in accordance with the provisions of the Credit Agreement for Permitted Acquisitions, (c) that each of the representations and warranties contained in the Credit Agreement, any of the other Loan Documents or any documents, certificate or other paper or notice delivered pursuant to or in connection with the Credit Agreement was true and correct in all material respects as of the date as of which they were made and each of the representations and warranties contained in the Credit Agreement are true at and as of the date hereof (except, in each case, to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in

BankBoston, N.A., as Agent
Page 2

the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and (d) that no Default or Event of Default has occurred and is continuing.

                                   Very truly yours,

                                   JACKSON PRODUCTS, INC.


                                   By:______________________________________
                                     Title:

                                                                       EXHIBIT I
                                                                       ---------
                                    FORM OF
                                    -------
                            COMPLIANCE CERTIFICATE
                            ----------------------

                                 _______, ___

To the Banks Party to the
 Credit Agreement Referred to Below
c/o BankBoston, N.A., as agent
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

    Reference is made to the Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among Jackson Products, Inc., a Delaware corporation (the "Borrower"), BankBoston, N.A., a national banking association, and the other lending institutions that may become parties thereto from time to time (collectively, the "Banks"), BankBoston, N.A. as agent for the Banks (the "Agent"), and Mercantile Bank National Association, a national banking association, as co-agent (the "Co-Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

    Pursuant to (S)9.4 of the Credit Agreement, the principal financial or accounting officer of the Borrower hereby certifies to each of you as follows:
(a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] next preceding the date of this certificate; (b) as of the date of this certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default or an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except, in the case of quarterly statements, for year-end adjustments and provisions for footnotes and, in all cases, except as disclosed therein).

    IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                         JACKSON PRODUCTS, INC.


                         By:_______________________________
                           Title:

                        COMPLIANCE CERTIFICATE WORKSHEET
                        --------------------------------


                             JACKSON PRODUCTS, INC.

                              As of ______________

Section                                                                       Calculation
-------                                                                       -----------
11.1 INTEREST COVERAGE RATIO.
     -----------------------
      A.     EBITDA:                                                           $___________________

             (1)  Consolidated Net Income: consolidated net income, after      $___________________
                  deduction of all expenses, taxes and other proper charges
             (2)     plus depreciation and amortization:                       $___________________
                     ----
             (3)     plus non-cash charges:                                    $___________________
                     ----
             (4)     less non-cash gains:                                      $___________________
                     ----
             (5)     plus tax expense:                                         $___________________
                     ----
             (6)     less tax gains:                                           $___________________
                     ----
             (7)     plus Consolidated Total Interest Expense:                 $___________________
                     ----
             (8)     plus non-cash expenses relating to Financial              $___________________
                     ----
                     Accounting Standards Board Statements Nos. 106 & 109:     $___________________
             (9)     plus non-capitalized transaction costs:                   $___________________
                     ----
             (10)    plus management fees paid (per definition):               $___________________
                     ----
             (11)    plus Acquisition Incentives and
                     ----
                     Incentive Arrangements:                                   $___________________
             (12)    plus Restructuring Costs                                  $___________________
                     ----

      B.     CONSOLIDATED TOTAL INTEREST EXPENSE:                              $___________________

      C.     RATIO OF A TO B:                                                  $___________________

      D.     MINIMUM REQUIRED INTEREST COVERAGE RATIO:                         $___________________

11.2  LEVERAGE RATIO.
      --------------

   A. TOTAL FUNDED INDEBTEDNESS:                                               $___________________

    (1)  Indebtedness for borrowed money:                                      $___________________
    (2)  plus Indebtedness with respect to deferred
         ----
         purchase price of assets:                                             $___________________
    (3)  plus Indebtedness with respect to capitalized leases:                 $___________________
         ----
    (4)  plus Reimbursement Obligations with respect to
         ----
         Letters of Credit:                                                    $___________________
    (5)  minus cash and cash equivalents:                                      $___________________
         -----

B.  EBITDA (SEE 11.1(A)) (AS ADJUSTED, IF APPLICABLE):          $____________________
                                                                        :
    C.    RATIO OF A TO B:                                      ____________________
                                                                        :
    D.    Maximum Leverage Ratio:                               ____________________

11.3    DEBT SERVICE COVERAGE RATIO.
        ---- ------- -------- -----

    A.   Consolidated Cash Flow:

     I.   EBITDA  (see 11.1(A):                                 $___________________

     II.  CAPITAL EXPENDITURES:                                 $___________________

     III. CASH TAXES:                                           $___________________

     IV.  TOTAL NUMERATOR ((AI) MINUS (AII) MINUS (AIII)):      $___________________
                                -----       -----
    B. TOTAL DEBT SERVICE:

       (1)  All scheduled mandatory payments of principal:      $___________________
       (2)  plus Consolidated Total Interest Expense:           $___________________
            ----

       (3)  Total Denominator ((B1) PLUS (B2)):                 $___________________
                                    ----
                                                                        :
    C. RATIO OF (A) TO (B):                                     ___________________

    D. Minimum Required Debt Service Coverage Ratio:                    :
                                                                ___________________

                                                                       EXHIBIT J
                                                                       ---------


                                    FORM OF
                                    -------
                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------


                          Dated as of __________, ____

     Reference is made to the Revolving Credit and Acquisition Loan
Agreement, dated as of April 22, 1998 (as from time to time amended and in effect, the "Credit Agreement"), by and among JACKSON PRODUCTS, INC., a Delaware corporation (the "Borrower"), the lending institutions referred to therein as Banks (collectively, the "Banks"), BANKBOSTON, N.A., a national banking association, as agent (in such capacity, the "Agent") for the Banks, and MERCANTILE BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     __________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

     (S)1.  ASSIGNMENT. Subject to the terms and conditions of this Assignment
            ----------
and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $______ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to ______% in respect of the Total Commitment and ___% in respect of the Acquisition Commitment immediately prior to the Effective Date (as hereinafter defined).

     (S)2.  ASSIGNOR'S REPRESENTATIONS. The Assignor (a) represents and warrants
            --------------------------
that (i) it is legally authorized to enter into this Assignment and Acceptance,
(ii) as of the date hereof, its Commitment is $______, its Commitment Percentage is ______%, the aggregate outstanding principal balance of its Revolving Credit Loans equals $______, the aggregate amount of its Letter of Credit Participations equals $______, its Acquisition Commitment is $_______, its Acquisition Commitment Percentage is ___%, the aggregate outstanding principal balance of its Acquisition Loans equals $_____ (in each case prior to giving effect to the assignment contemplated hereby but after giving effect to any contemplated assignments which have not yet become effective), and (iii) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage and its Acquisition Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance,
(b) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of, the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by, the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (d) attaches hereto the Revolving Credit Note and the Acquisition Loan Note delivered to it under the Credit Agreement.

     The Assignor requests that the Borrower exchange the Assignor's Revolving Credit Note and Acquisition Loan Note for new Revolving Credit and Acquisition Loan Notes payable to the Assignor and the Assignee as follows:

     Notes Payable to              Amount of Revolving               Amount of
       the Order of:                   Credit Note             Acquisition Loan Note
     ----------------              -------------------         ---------------------
     Assignor                      $_________________          $_________________
     Assignee                      $_________________          $_________________

     (S)3.  ASSIGNEE'S REPRESENTATIONS. The Assignee (a) represents and warrants
            ---------------------------
that (i) it is duly and legally authorized to enter into this Assignment and Acceptance, (ii) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to (S)(S)8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is an Eligible Assignee; (e) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and
(g) acknowledges that it has made arrangements with the Assignor satisfactory to the

Assignee with respect to its pro rata share of Letter of Credit Fees in
                             --- ----
respect of outstanding Letters of Credit].

     (S)4.  EFFECTIVE DATE. The effective date for this Assignment and
            --------------
Acceptance shall be __________ (the "Effective Date"). Following the execution of this Assignment and Acceptance and the consent of the Borrower hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent. Schedule 1 to the Credit Agreement shall thereupon be replaced as of
           ----------
the Effective Date by the Schedule 1 anne xed hereto.
                          ----------

     (S)5.  RIGHTS UNDER CREDIT AGREEMENT. Upon such acceptance and recording,
            -----------------------------
from and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (b) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain
                            --------  -------
its rights to be indemnified pursuant to (S)18 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

     (S)6.  PAYMENTS. Upon such acceptance of this Assignment and Acceptance by
            --------
the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

     (S)7.  GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE
            -------------
EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (S)8.  COUNTERPARTS. This Assignment and Acceptance may be executed in any
            ------------
number of counterparts which shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                         [INSERT NAME OF ASSIGNOR]

                         By:___________________________________

                              Title:

                         [INSERT NAME OF ASSIGNEE]

                         By:___________________________________

                              Title:

CONSENTED TO:
-------------

JACKSON PRODUCTS, INC.

By:________________________

   Title:

BANKBOSTON, N.A., AS AGENT

By:________________________

   Title:

                                   SCHEDULE 1
                                   ----------

                                                                      EXHIBIT K
                                                                      ---------

                                    FORM OF
                                    -------
                            COLLATERAL ASSIGNMENT OF
                            ------------------------
                             ACQUISITION DOCUMENTS
                             ---------------------

     ASSIGNMENT AGREEMENT, dated as of April 22, 1998, is between [INSERT ASSIGNOR] (the "Assignor"), and BANKBOSTON, N.A., as Agent (the "Assignee").

     WHEREAS, pursuant to the terms of the Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Assignor, the lending institutions which are or may become parties to the Credit Agreement (the "Banks"), Mercantile Bank National Association, as Co-Agent and the Assignee, the Assignor has agreed to assign to the Assignee for the benefit of the Banks certain collateral;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. The Assignor hereby pledges, assigns and grants to the Assignee for the benefit of the Banks a continuing security interest in and lien on all of the Assignor's right, title and interest in all of the documents listed on Exhibit A attached hereto (the "Acquisition Documents") between the Assignor and
------- -
[INSERT NAME OF SELLER] (the "Contract Party").

     2. This Assignment is made solely for the purpose of securing the payment and performance of all of the Obligations of the Assignor under the Credit Agreement and the other Loan Documents (the "Obligations"). If and so long as there shall not have occurred any Event of Default under the Credit Agreement, the Assignee shall permit the Assignor to have the benefit of all rights under the Acquisition Documents and the ability to enforce all the obligations of the Contract Party under the Acquisition Documents.

     3.   The Assignor further agrees, represents and warrants that:

          (a) The Assignor will keep and perform the obligations to be kept and performed by it under the Acquisition Documents.

          (b) The Assignor will do all things necessary and proper to keep the Acquisition Documents in full force and effect.

          (c) The Assignor specifically acknowledges and agrees that the Assignee neither assumes, nor shall have any responsibility for, the payment of any sums due or to become due under the Acquisition Documents or the performance of any obligations to be performed under or with respect to the Acquisition Documents by the Assignor, and the

Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any person relating thereto.

          (d) If an Event of Default shall occur and be continuing, in addition to all other rights and remedies of the Assignee pursuant to any agreements of the Assignor in favor of or assigned to and held by the Assignee or pursuant to applicable law or otherwise, the Assignee or its successor or designee shall have (i) all of the rights and remedies under applicable law, including, without limitation, the rights and remedies provided to a secured party under the Uniform Commercial Code, (ii) all of the rights and remedies provided to the Assignee under the Security Documents, and (iii) all rights and benefits under the Acquisition Documents without modifying or discharging any of the Obligations. Upon the occurrence and continuation of any such Event of Default, the Assignor agrees to execute any and all documents requested by the Assignee in its sole discretion to enable the Assignee to exercise all of the rights of the Assignor under the Acquisition Documents.

          (e) The Assignee may take or release other security which it may hold for the payment of the Obligations, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction, or partial satisfaction, of such Obligations without prejudice to any of its rights under this Assignment.

          (f) The Assignor hereby designates and appoints the Assignee and each of its designees or agents as attorney-in-fact of the Assignor irrevocably and with power of substitution, with authority to execute and deliver for and on behalf of the Assignor after the occurrence or continuance of an Event of Default any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of the Assignor of any rights created or existing under or pursuant to the Acquisition Documents.

     4. The Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of the Assignor's obligations under the Acquisition Documents, but only in the event that it in fact shall have exercised its rights as Assignee hereunder.

     5. This Assignment shall be binding upon and enure to the benefit of the respective successors and assigns of the Assignor and the Assignee.

     6. All capitalized terms not specifically defined in this Agreement and defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     7. Upon the payment and satisfaction in full of the Obligations, this Agreement shall become null and void and of no further force or effect.

     8. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     9. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this instrument as of the date first written above.

                                   JACKSON PRODUCTS, INC.


                                   By:____________________________
                                    Title:


                                   BANKBOSTON, N.A.,  AS AGENT


                                   By:____________________________
                                    Title:

                                                                      EXHIBIT A
                                                                      ---------

     All [NCH][Crystaloid] Acquisition Documents as defined in the Credit Agreement.

                       SCHEDULES TO THE CREDIT AGREEMENT


                        Introduction  to the Schedules
                        ------------------------------

     The Schedules set forth below are part of the Credit Agreement dated April 22, 1998 (the "Credit Agreement") by and among Jackson Products, Inc. ("Jackson"), as Borrower; BankBoston, N.A., as Agent and a Lender; and the other parties thereto listed as Lenders. Certain of these Schedules contain exceptions made to the representations, warranties, and covenants of Jackson in the Credit Agreement.

     Any matter specifically described and set forth herein as an exception to a Section of the Credit Agreement or specifically described and set forth in a Schedule to the Credit Agreement shall be deemed to constitute an exception to all other sections of the Credit Agreement to which it applies. No general disclosure in any Schedule herein shall be limited by any more specific disclosure in either that Schedule or any other Schedule herein. Where the terms of a contract or other disclosure item have been summarized or described in the Schedules, such summary or description does not purport to be a complete statement of the material terms of such contract or other item. Any cross referencing is purely for the assistance of the reader and is not intended to be exclusive as to which Schedule the information pertains.

                                   SCHEDULE 1
                                   ----------

-----------------------------------------------------------------------------------------------------------
                                                                                        Commitment
                                                  Revolving     Acquisition       Percentage of Revolving
                                                 Credit Loan       Loan          Credit  Loans, Term Loans
                Banks                            Commitment     Commitment         and Letters of Credit
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
BankBoston, N.A.
100 Federal Street                               $19,500,000     $61,750,000                65%
Boston, Massachusetts 02110
Attn: Mark M. Andrew, Director
-----------------------------------------------------------------------------------------------------------
Mercantile Bank National Association             $10,500,000     $33,250,000                35%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                      Totals:                    $30,000,000     $65,000,000               100%
-----------------------------------------------------------------------------------------------------------

                                  Schedule 1.1
                                  ------------

                               JORDAN AFFILIATES

     John Camp

                                  Schedule 5.1
                                  ------------

1. Letter of Credit #210-2707903 in the amount of $250,000 issued by Mercantile Bank National Association.

2. Letter of Credit #210-2707924 in the amount of $1,000,000 issued by Mercantile Bank National Association.

                                 SCHEDULE 8.3
                                 ------------

                           TITLE TO PROPERTY; LEASES

Owned Property
--------------

1. Property located 1 mile N. 45 deg. W. 27 of the Plaza, Paris, Lamar County, Texas, owned by Flex-O-Lite.

2. Property located at lots 19 and 20 of Muscatine Industrial sites No. 1, Muscatine, Iowa, owned by Flex-O-Lite.

3. All that part of the Northeast 1/4, Section 20, Town 8 North, Range 11 West, of Plainfield Township, Kent County, Michigan, containing approximately 23.503 acres of land, commonly known as 5801 Safety Drive N.E., Belmont, Michigan 49306, owned by Borrower.

4.   5282 Hudson Drive, Hudson, Ohio, owned by Crystaloid Electronics Company.

5. All that tract or parcel of land situate in the City of Tonawanda, County of Erie, State of New York, and being part of Lot 13, Township 12, Range 8 of the Holland Land Company survey (so-called).

6. Lots numbered 8, 9 and 10 in Block 122 in Tin Plate addition to the city of Elwood, Madison County, Indiana, also the north half of the parcel commencing at the northwest corner of Lot numbered 20 in Block 122 in Tin Plate addition to the city of Elwood and running North to the Southwest corner of Lot numbered 10, thence East to the Southeast corner of Lot numbered 8, thence proceeding West to the point of beginning.


Leased Property
---------------

1.   2997 Clarkson Road, Chesterfield, Missouri 63017 (Corporate Headquarters).

2.   2025 Hitzert Court, Fenton, Missouri 63026 (Flex-O-Lite tape plant).

3. 125 Cassens Court, Fenton, Missouri 63026 (Flex-O-Lite distribution warehouse).

4.   56 Coney Island Drive, Sparks, Nevada 89431 (Silencio/Safety Direct, Inc.).

5. 143 Borden Avenue, Belmont, Ontario, Canada, NOI 1BO (Flex-O-Lite Canada warehouse).

6. Carl-Zeiss Str. 3 D63755 Alzenau, Germany (Lansec manufacturing and distribution).

7. Parc Club Cadera Sud Av. Ariane, BP11 F-33700 Merignac, France (Lansec distribution).

8.   Ohmstraat 3b, NL-6716 BA Ede, Netherlands (Lansec distribution).

9. Unit 9, Harvey Works Ind. Estate Shelah Road, Halesowen West Midlands, United Kingdom (Lansec distribution).

10. Via R. del Riccio, 23 Sesto San Giovanni I-20099 Milan, Italy (Lansec sales office).

                                 SCHEDULE 8.6
                                 ------------

                        FRANCHISES, PATENTS & COPYRIGHTS

     None

                                 SCHEDULE 8.7
                                 ------------

                                  LITIGATION

===================================================================================================================

                        Case/Date of Loss/Amount                               State/Court/Filed    Ins./Indemnity

===================================================================================================================
                                                      Jackson:
                                                      -------

===================================================================================================================

*Barry Battista/6-26-94: Claimant alleges injuries sustained from a welding         Unknown            CIGNA/ESIS
lcns. Amount claimed unknown.

-------------------------------------------------------------------------------------------------------------------

*Keith Fagan/9-20-93: Claimant alleges injuries sustained to eye while              Unknown            CIGNA/ESIS
wearing safety glasses. Amount claimed in excess of $500,000.

-------------------------------------------------------------------------------------------------------------------

Jodi Ingham/10-94 to 08-96: Plaintiff alleges sexual harassment by the          MI/17th Circuit          Chubb
Company and one employee.                                                         CL/98-03400
===================================================================================================================

                                 SCHEDULE 8.15
                                 -------------

                            AFFILIATE TRANSACTIONS

     Second Amended and Restated Management Consulting Agreement

     Stockholder Loans in connection with the initial acquisition in an aggregate original principal amount as of December 31, 1997 of $343,000.

     Director Indemnification Agreements with each director.

                                 SCHEDULE 8.18
                                 -------------

                           ENVIRONMENTAL COMPLIANCE

     The Company is in compliance with environmental regulations in all material respects.

                                 SCHEDULE 8.19
                                 -------------

                                 SUBSIDIARIES

1.   Flex-O-Lite, Inc., a Delaware corporation.

     a.   Flex-O-Lite Canada Ltd., an Ontario corporation.

2.   OSD Envizion, Inc., a Delaware corporation.

3.   Lansec Holdings GmbH, a German corporation.

     a.   Lansec SARL, a French corporation
     b.   Lansec Benelux B.V., a Netherlands corporation
     c.   Lansec GmbH, a German corporation
     d.   Lansec Safety Products, Ltd., a United Kingdom corporation

4.   Crystaloid Technologies, Inc., a Delaware corporation.

5. Jackson Acquisition, Inc., a Delaware corporation (to be renamed after the Closing).

     a.   American Allsafe Company, a Texas corporation
     b.   Silencio / Safety Direct, Inc., a Nevada corporation

6.   Jackson Products Pty, an Australian corporation.

                                 SCHEDULE 8.24
                                 -------------
                                   INSURANCE


=======================================================================================================================
  TYPE OF INSURANCE
       COMPANY                POLICY PERIOD              DESCRIPTION OF
    BEST'S RATING                 AGENT                     COVERAGE                     LIMITS OF LIABILITY
-----------------------------------------------------------------------------------------------------------------------
Property                      11/1/97-11/198          Provides coverage for           Blanket Limit (Replacement
Allendale Mutual              Lockton                 physical damage or              Cost) ........... $116,114,000
Insurance Company             Company                 loss subject to terms,
A++X                                                  conditions, and                 Various Sublimits
                                                      omissions of policy,
                                                      (Building, Contents,
                                                      and Time Element)








-----------------------------------------------------------------------------------------------------------------------
Flood                         12/14/97-               Provides personal               Contents Limit (ACV)
American Banker               12/14/98                property coverage               ..................... $500,000
Insurance Company             Lockton                 against direct physical
A-VIII                        Company                 loss by or from flood
                                                      at the designated
                                                      premises.
-----------------------------------------------------------------------------------------------------------------------
Crime                         8/16/97-8/16/98         Provides coverage for           Employee Dishonesty
Federal Insurance             Lockton                 employee dishonestly,           .................... $1,000,000
Company                       Company                 that, disappearance             Depositor's Forgery
A++XIV                                                and destruction (inside         .................... $1,000,000
                                                      and outside),                   Loss Inside the Premises
                                                      depositor's forgery,            .................... $1,000,000
                                                      and computer fraud.             Loss Outside the Premises
                                                                                      .................... $1,000,000
                                                                                      Computer Fraud...... $1,000,000
-----------------------------------------------------------------------------------------------------------------------
Kidnap & Ransom               8/16/97-8/16/98         Provides coverage for           Kidnap/Abduction and
Federal Insurance             Lockton                 loss of property and            Extortion .......... $1,000,000
Company                       Company                 other consideration             Delivery ........... $1,000,000
A++XIV                                                surrendered for the             Expenses ........... $1,000,000
                                                      return of such due to           Legal Liability .... $1,000,000
                                                      all legal abduction or          Political Threat ... $1,000,000
                                                      threat or series of
                                                      threats.
-----------------------------------------------------------------------------------------------------------------------
Executive Protection          8/16/97-8/16/98         Provides coverage for           Per loss per policy period
- Forefront                   Lockton                 Employment                      .................... $3,000,000
Federal Insurance             Company                 Liability, ERISA
Company                                               Fiduciary Liability,
A++XIV                                                Directions and
                                                      Officers Liability, and
                                                      Outside Directorship
                                                      Liability
=======================================================================================================================

=======================================================================
  TYPE OF INSURANCE
       COMPANY
    BEST'S RATING                      DEDUCTIBLE OR RETENTION
-----------------------------------------------------------------------
Property                           Per Claim ................. $50,000
Allendale Mutual                   Except;
Insurance Company
A++X                               Per claim Service Interruption After
                                   an 8 hour wait ............ $50,000

                                   Transportation ............. $5,000

                                   Exhibition Floater ......... $5,000

                                   Fine Arts .................. $5,000

                                   On wind per values combined
                                   property damage and bodily injury
                                   for locations along coast ...... 2%
-----------------------------------------------------------------------
Flood                              Deductible ................... $500
American Banker
Insurance Company
A-VIII


-----------------------------------------------------------------------
Crime                              $1,000,000
Federal Insurance                  Except:
Company                            On Employee Benefits Plans ..... $0
A++XIV





-----------------------------------------------------------------------
Kidnap & Ransom                    Deductible ..................... $0
Federal Insurance
Company
A++XIV




-----------------------------------------------------------------------
Executive Protection               For Employment
- Forefront                        Liability ................ $100,000
Federal Insurance                  For Fiduciary Liability ........ $0
Company                            For Directors and Officers
A++XIV                             Liability ................ $100,000
                                   For Outside Directorship
                                   Liability ...................... $0
=======================================================================

====================================================================================================================================
TYPE OF INSURANCE
    COMPANY              POLICY PERIOD          DESCRIPTION OF
  BEST'S RATING              AGENT                COVERAGE                 LIMITS OF LIABILITY             DEDUCTIBLE OR RETENTION
------------------------------------------------------------------------------------------------------------------------------------
General Liability        8/16/97-8/16/98     Provides coverage for     Bodily Injury and Property        Self Insured Retention per
United States            Lockton             claims for bodily         Damage Aggregate .. $2,000,000    Occurrence for Bodily
Fidelity and             Company             injury, property          Products-Completed Operations     Injury .......... $100,000
Guaranty Co.                                 damage, personal          Aggregate ......... $1,000,000
(USF&G)                                      injury and advertising    Personal and Advertising Injury   Self Insured Retention
A+XV                                         injury.                   ................... $1,000,000    Annual Aggregate for
                                                                       Bodily Injury and Property        Bodily Injury and
                                                                       Damage per Occurrence             Property Damage
                                                                       ................... $1,000,000    ................ $  400,000
                                                                       Fire Legal Liability Limit Per
                                                                       Occurrence ........ $  100,000
                                                                       Employee Benefit/Liability Per
                                                                       Occurrence/Claim Limit            Employee Benefit
                                                                       ................... $1,000,000    Liability ...... $    1,000
                                                                       Employee Benefit Liability
                                                                       Aggregate Limit ... $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Automotive               8/16/97-8/16/98     Provides coverage for     Combined Single Limit             Comprehensive .. $    1,000
Wausau Insurance         Lockton             claims for bodily         ................... $1,000,000    Collision ...... $    1,000
Company                  Company             injury or property
A+XV                                         damage.                   Statutory Personal Injury
                                                                       Projection:
                                                                       Medical Payments .. $   10,000
                                                                       Uninsured Motorist. $1,000,000
                                                                       Underinsured Motorist
                                                                       ................... $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Workers                  8/16/97-8/16/98     Workers                   Statutory Workers                 Per occurrence . $  250,000
Compensation             Lockton             Compensation              Compensation                      Aggregate....... $1,000,000
Wausau Insurance         Company             Exclude the Indiana       Employer's Liability:
Company                                      Location
A+XV                                                                   Per accident Bodily Injury
                                                                       by accident ....... $1,000,000
                                                                       Policy limit for bodily injury
                                                                       by disease ........ $1,000,000
                                                                       Each Employee Limit for
                                                                       Bodily Injury by disease
                                                                       ................... $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Workers                  7/3/97-7/3/98       Workers                   Statutory Workers                 Deductible ..... $        0
Compensation             Lockton             Compensation              Compensation
Michigan Mutual          Company             Includes only the         Employer's Liability:
Insurance Co.                                Indiana Locations
A-IX                                                                   Per accident Bodily Injury by
                                                                       accident .......... $  500,000
                                                                       Policy limit for bodily injury
                                                                       by disease ........ $  500,000
                                                                       Each Employee Limit for
                                                                       Bodily Injury by disease
                                                                       ................... $  500,000
------------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
TYPE OF INSURANCE
     COMPANY             POLICY PERIOD            DESCRIPTION OF
  BEST'S RATING              AGENT                  COVERAGE               LIMITS OF LIABILITY           DEDUCTIBLE OR RETENTION
---------------------------------------------------------------------------------------------------------------------------------
Umbrella                8/16/97-8/16/98      Provides coverage in       Each occurrence combined         Self-Insured
Westport Insurance      Lockton              excess of designated       Bodily Injury and Property       Retention ...... $10,000
Corporation             Company              primary liability          Damage .......... $15,000,000
A++VII                                       policies.                  General Annual Aggregate
                                                                        ................. $15,000,000
                                                                        Products Annual Aggregate
                                                                        ................. $15,000,000
---------------------------------------------------------------------------------------------------------------------------------
Excess                  8/16/97-8/16/98      Provides coverage in       $20,000,000  Excess the lead     Deductible ..... $     0
Federal Insurance       Lockton              excess of the umbrella                  $15,000,000
Company                 Company              policy.
A++XIV
---------------------------------------------------------------------------------------------------------------------------------
Ocean Cargo             8/16/97-8/16/98      Provides coverage of       Merchandise Aboard any one       Deductible ..... $ 1,000
Federal Insurance       Lockton              shipments of lawful        conveyance ...... $   250,000
Company                 Company              goods and merchandise      On deck, subject to an on deck
A++XIV                                       consisting principally     bill of lading .. $    25,000
                                             of road and industrial     in any one package by mail or
                                             safety equipment boxed     parcel post ..... $     1,000
                                             and containerized.         Aboard any one Barge or in any
                                                                        one Tow as Principal
                                                                        Conveyance ...... $   100,000
---------------------------------------------------------------------------------------------------------------------------------
Non Owned Aviation      8/16/97-8/16/98      Provides coverage for      Each occurrence for Bodily       Deductible ..... $     0
Insurance Company       Lockton              bodily injury, including   Injury including passenger, and
of North American       Company              passengers, and property   Property Damage Liability
A-XIII                                       damage liability caused    ................. $ 5,000,000
                                             by the operation,          Per person - Medical Payments
                                             maintenance, or use of     ................. $     2,500
                                             the aircraft.              Per accident - Medical
                                                                        Payments ........ $    37,500
                                                                        Per person - Baggage Liability
                                                                        ................. $       250
                                                                        Per occurrence - Baggage
                                                                        Liability ....... $     1,000
=================================================================================================================================

==================================================================================================================================
TYPE OF INSURANCE
    COMPANY              POLICY PERIOD       DESCRIPTION OF
 BEST'S RATING               AGENT              COVERAGE              LIMITS OF LIABILITY               DEDUCTIBLE OR RETENTION
----------------------------------------------------------------------------------------------------------------------------------
Foreign Liability       8/16/97-8/16/98    Provides excess/DIC     General Liability Per
Great Northern          Lockton            coverage over the       Occurrence
Insurance Company       Company            local policies in       Bodily Injury Property Damage
A++XIV                                     Germany, France,        Liability .......... $1,000,000
                                           United Kingdom, and     Personal Injury & Advertising
                                           the Netherlands. The    injury ............. $1,000,000
                                           policy also provides    Products Completed Operations
                                           products.               .................... $2,000,000
                                                                   Property Damage .... $  100,000
                                           Liability coverage on   Medical Expense Coverage
                                           experts, hired end non  .................... $   10,000
                                           owned liability and
                                           international           Automobile Liability:
                                           voluntary workers       Bodily Injury and Property
                                           compensation            Damage ............. $1,000,000
                                           coverage.               Medical Expense Coverage,
                                                                   each person ........ $   10,000

                                                                   Voluntary Worker's
                                                                   Compensation:
                                                                   Employer's Liability Bodily
                                                                   Injury by disease/accident
                                                                   .................... $  500,000
                                                                   Repatriation Expense Policy
                                                                   Limits ............. $  250,000
                                                                   Repatriation Expense, each
                                                                   employee ........... $   25,000

                                                                   Property:
                                                                   Blanket Building and Personal         Deductible ......... $1,000
                                                                   Property Limit ..... $3,819,058
                                                                   Business income and Extra
                                                                   Expense Limit (actual/loss
                                                                   sustained) ......... $2,800,000
==================================================================================================================================

                                 SCHEDULE 9.13
                                 -------------

                              MORTGAGED PROPERTY


1. Property located 1 mile N. 45 deg. W. 27 of the Plaza, Paris, Lamar County, Texas owned by Flex-O-Lite.

2. Property located at lots 19 and 20 of Muscatine Industrial sites No. 1, Muscatine, Iowa, owned by Flex-O-Lite.

3. All that part of the Northeast 1/4, Section 20, Town 8 North, Range 11 West, of Plainfield Township, Kent County, Michigan, containing approximately 23.503 acres of land, commonly known as 5801 Safety Drive N.E., Belmont, Michigan 49306, owned by Borrower.

4.   5282 Hudson Drive, Hudson, Ohio, owned by Crystaloid Electronics Company.

5. All that tract or parcel of land situate in the City of Tonawanda, County of Erie, State of New York, and being part of Lot 13, Township 12, Range 8 of the Holland Land Company survey (so-called).

                                 SCHEDULE 10.1
                                 -------------

                                 INDEBTEDNESS

1. 9 1/2% Senior Subordinated Notes in the aggregate principal amount of $115,000,000.

                                 SCHEDULE 10.2
                                 -------------

                                EXISTING LIENS

-----------------------------------------------------------------------------------------------------------------------------
   DEBTOR/LESSEE          SECURED PARTY/           JURISDICTION &            DATE                      COMMENTS
                              LESSOR                  FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
I.                   LIENS RELATED TO JACKSON'S CURRENT BORROWING FACILITY (TO BE TERMINATED)
-----------------------------------------------------------------------------------------------------------------------------
Flex-O-Lite, Inc.        Heller Financial,        St. Louis County         04/07/94       The outstanding balance on this
                         Inc.                     Missouri                                line of credit will be paid off
                                                       4166                               with the proceeds of the financing
                                                                                          transaction at which time the UCC
                                                                                          statement will be terminated.
-----------------------------------------------------------------------------------------------------------------------------
Flex-O-Lite, Inc.        Heller Financial,        State of Missouri        04/05/94       Partial release filed on April 4,
                         Inc.                          2389573                            1997 (file number 2774624). The
                                                                                          outstanding balance on this line
                                                                                          of credit will be paid off with
                                                                                          the proceeds of the financing
                                                                                          transaction at which time the
                                                                                          UCC statement will be terminated.
-----------------------------------------------------------------------------------------------------------------------------
Flex-O-Lite, Inc.        Heller Financial,        State of Texas           03/29/94       The outstanding balance on this
                         Inc.                       9400056367                            line of credit will be paid off
                                                                                          with the proceeds of the financing
                                                                                          transaction at which time the UCC
                                                                                          statement will be terminated.
-----------------------------------------------------------------------------------------------------------------------------
Flex-O-Lite, Inc.        Heller Financial,        City of St. Louis,       04/04/94       The outstanding balance on this
                         Inc.                     Missouri                                line of credit will be paid off
                                                       2442                               with the proceeds of the financing
                                                                                          transaction at which time the UCC
                                                                                          statement will be terminated.
-----------------------------------------------------------------------------------------------------------------------------
Flex-O-Lite, Inc.        Heller Financial,        State of Indiana         04/04/94       Partial release filed on April 7,
                         Inc.                        1904811                              1997 (file number 2116643). The
                                                                                          outstanding balance on this line
                                                                                          of credit will be paid off with
                                                                                          the proceeds of the financing
                                                                                          transaction at which time the
                                                                                          UCC statement will be terminated.
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     DEBTOR/LESSEE            SECURED PARTY/           JURISDICTION &           DATE                COMMENTS
                                 LESSOR                   FILE NO.
----------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.        Heller Financial,      State of Missouri        04/16/93      The outstanding balance on
                              Inc.                        2251858                           this line of credit will be
                                                                                            paid off with the proceeds of
                                                                                            the financial transaction at
                                                                                            which time the UCC statement
                                                                                            will be terminated. Following
                                                                                            are subsequent related filings:
                                                                                            01/20/95 file 2497173 (amend)
                                                                                            08/23/95 file 2575219 (amend)
                                                                                            11/21/96 file 2728402 (amend)
                                                                                            09/18/97 file 2831539 (amend)
                                                                                            10/27/97 file 2843881 (cont'n)
                                                                                            11/18/97 file 2851474 (amend)
----------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.        Heller Financial,      State of Missouri        04/05/94      The outstanding balance on
                              Inc.                        2389574                           this line of credit will be
                                                                                            paid off with the proceeds of
                                                                                            the financial transaction at
                                                                                            which time the UCC statement
                                                                                            will be terminated. This filing
                                                                                            was amended on August 23, 1995
                                                                                            by file number 2575220.
----------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.        Heller Financial,      State of Missouri        08/23/95      The outstanding balance on
                              Inc.                        2575221                           this line of credit will be
                                                                                            paid off with the proceeds of
                                                                                            the financial transaction at
                                                                                            which time the UCC statement
                                                                                            will be terminated.
----------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.        Heller Financial,      State of Michigan        04/16/93      The outstanding balance on
                              Inc.                        30106B                            this line of credit will be
                                                                                            paid off with the proceeds of
                                                                                            the financial transaction at
                                                                                            which time the UCC statement
                                                                                            will be terminated. A
                                                                                            continuation was filed on
                                                                                            October 30, 1997 (file 90085B)
----------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.        Heller Financial,      State of Michigan        08/23/95      The outstanding balance on
                              Inc.                        59814B                            this line of credit will be
                                                                                            paid off with the proceeds of
                                                                                            the financial transaction at
                                                                                            which time the UCC statement
                                                                                            will be terminated.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 DEBTOR/LESSEE            SECURED PARTY/           JURISDICTION &          DATE                  COMMENTS
                              LESSOR                 FILE NO.
--------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        State of Michigan       10/02/95      The outstanding balance on this
Inc.                     Inc.                     61077B                                line of credit will be paid off
                                                                                        with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated.
--------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        City of St. Louis,      04/04/94      The outstanding balance on this
Inc.                     Inc.                     Missouri                              line of credit will be paid off
                                                        2441                            with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated. Following
                                                                                        are subsequent related filings:
                                                                                        01/23/95 file 441 (amend)
                                                                                        08/23/95 file 5405 (amend)
                                                                                        11/22/96 file 7691 (amend)
                                                                                        09/18/97 file 6398 (amend)
                                                                                        11/18/97 file 7752 (amend)
--------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        City of St. Louis,      08/23/95      The outstanding balance on this
Inc.                     Inc.                     Missouri                              line of credit will be paid off
                                                        5406                            with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated.
--------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        St. Louis, County,      04/16/93      The outstanding balance on this
Inc.                     Inc.                     Missouri                              line of credit will be paid off
                                                        4641                            with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated. Following
                                                                                        are subsequent related filings:
                                                                                        01/23/95 file 1024 (amend)
                                                                                        08/23/95 file 10752 (amend)
                                                                                        11/26/96 file 14255 (amend)
                                                                                        09/18/97 file 11238 (amend)
                                                                                        10/27/97 file 12838 (cont'n)
                                                                                        11/25/97 file 14265 (amend)
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 DEBTOR / LESSEE            SECURED PARTY /         JURISDICTION &          DATE                  COMMENTS
                              LESSOR                   FILE NO.
----------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        St. Louis County,       04/07/94      The outstanding balance on this
Inc.                     Inc.                     Missouri                              line of credit will be paid off
                                                       4165                             with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated. This
                                                                                        filing was amended on August 23, 1995
                                                                                        (file 10753)
----------------------------------------------------------------------------------------------------------------------------------
Jackson Products,        Heller Financial,        St. Louis County,       08/23/95      The outstanding balance on this
Inc.                     Inc.                     Missouri                              line of credit will be paid off
                                                        10725                           with the proceeds of the financing
                                                                                        transaction at which time the UCC
                                                                                        statement will be terminated.
----------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics   National City Bank       State of Ohio           06/09/87      Related to line of credit, expected to
Company                                                  Y39536                         be terminated by Seller prior to
                                                                                        acquisition by Borrower. Following are
                                                                                        subsequent related filings:
                                                                                        05/27/92 file 1070114 (amend)
                                                                                        04/17/97 file 4179722801 (amendment)
----------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics   National City Bank       State of Ohio           01/08/92      Related to line of credit, expected to
Company                                                 AH15892                         be terminated by Seller prior to
                                                                                        acquisition by Borrower. Following are
                                                                                        subsequent related filings:
                                                                                        12/17/96 file 12179634501 (amend)
----------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics   Lindblom Family          State of Ohio           05/17/94      Expected to be terminated by Seller
Company                  Limited Partnership            AL00688                         prior to acquisition by Borrower.
                         (by assignment from                                            Following are subsequent related filings:
                         Kitco, Inc.)                                                   01/22/96 file 1229618201 (assign)
----------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics   National City Bank       State of Ohio           01/18/97      Related to line of credit, expected to
Company                                                 AM08991                         be terminated by Seller prior to
                                                                                        acquisition by Borrower.
----------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics   National City Bank       State of Ohio           01/15/98      Related to line of credit, expected to
Company                                                 AP0018436                       be terminated by Seller prior to
                                                                                        acquisition by Borrower.
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  DEBTOR/LESSEE                SECURED PARTY/           JURISDICTION &        DATE           COMMENTS
                                  LESSOR                   FILE NO.
-------------------------------------------------------------------------------------------------------------------------
 Crystaloid Electronics       National City Bank       Summit County,         06/08/87      Related to line of credit,
 Company                                               Ohio                                 expected to be terminated by
                                                            396536                          Seller prior to acquisition by
                                                                                            Borrower. Following are
                                                                                            subsequent related filings:
                                                                                            05/26/92 file 459295 (cont'n)
                                                                                            04/08/97 file 21000591
                                                                                            (cont'n)
-------------------------------------------------------------------------------------------------------------------------
 Crystaloid Electronics       National City Bank       Summit County,         01/06/92      Related to line of credit,
 Company                                               Ohio                                 expected to be terminated by
                                                            455229                          Seller prior to acquisition by
                                                                                            Borrower. Following are
                                                                                            subsequent related filings:
                                                                                            12/12/96 file 511165 (cont'n)
-------------------------------------------------------------------------------------------------------------------------
 Crystaloid Electronics       National City Bank       Summit County,         08/21/95      Related to line of credit,
 Company                                               Ohio                                 expected to be terminated by
                                                            496499                          Seller prior to acquisition by
                                                                                            Borrower.
-------------------------------------------------------------------------------------------------------------------------
 Crystaloid Electronics       National City Bank       Summit County,         01/09/98      Related to line of credit,
 Company                                               Ohio                                 expected to be terminated by
                                                           21012276                         Seller prior to acquisition by
                                                                                            Borrower.
-------------------------------------------------------------------------------------------------------------------------
 II. LIENS REMAINING AFTER CLOSING
-------------------------------------------------------------------------------------------------------------------------
 Flex-O-Lite, Inc.            NBD Equipment            State of Missouri      10/03/94      Equipment lease
                              Finance, Inc.                 2458884
-------------------------------------------------------------------------------------------------------------------------
 Flex-O-Lite, Inc.            NBD Equipment            St. Louis County,      10/07/94      Equipment lease
                              Finance, Inc.            Missouri
                                                             12492
-------------------------------------------------------------------------------------------------------------------------
 Jackson Products, Inc.       NationsBanc              State of Missouri      07/07/93      Equipment lease
                              Leasing Corporation           2272809
-------------------------------------------------------------------------------------------------------------------------
 Jackson Products, Inc.       MDFC Equipment           State of Missouri      02/14/95      Equipment lease
                              Leasing Corp.                 2506729
-------------------------------------------------------------------------------------------------------------------------
 Jackson Products, Inc.       MDFC Equipment           State of Missouri      02/14/95      Equipment lease
                              Leasing Corp.                 2506842
-------------------------------------------------------------------------------------------------------------------------
 Jackson Products, Inc.       MDFC Equipment           State of Missouri      10/24/95      Equipment lease
                              Leasing Corp.                 2595839
-------------------------------------------------------------------------------------------------------------------------
 Jackson Products, Inc.       Pitney Bowes             State of Missouri      11/06/95      Equipment lease
                              Credit Corporation            2599595
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   DEBTOR/LESSEE                SECURED PARTY/             JURISDICTION &               DATE               COMMENTS
                                    LESSOR                    FILE NO.
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          Ikon Office                State of Missouri          11/03/974          Equipment lease
                                Solutions                      2847783
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          NationsBank                St Louis County,           06/07/93           Equipment lease
                                Leasing Corporation        Missouri
                                                                 6848
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          MDFC Equipment             St Louis County,           10/20/95           Equipment lease
                                Leasing Corp.              Missouri
                                                                13277
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          Ikon Office                St Louis County,           11/05/975          Equipment lease
                                Solutions                  Missouri
                                                                13281
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          AT&T Credit                State of Michigan          11/17/94           Equipment lease
                                Corporation                    49127B
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          Jackson Products,          State of Michigan          02/13/95           Equipment lease
                                Inc.                           C936505
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          MDFC Equipment             State of Michigan          10/24/95           Equipment lease
                                Leasing Corp.                  D025519
------------------------------------------------------------------------------------------------------------------------------------
Jackson Products, Inc.          MC Machinery               State of Michigan          08/16/95           Equipment lease
                                Systems, Inc.                  D128737
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Copelco Capital,           State of Ohio              06/16/95           Equipment lease
Company                         Inc.                           AL96061
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        State of Ohio              10/18/95           Equipment lease
Company                         Inc.                           AM22797
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        State of Ohio              11/20/95           Equipment lease
Company                         Inc.                           AM30457
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        State of Ohio              09/20/01           Equipment lease
Company                         Inc.                           AM04427
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        Summit County,             10/31/95           Equipment lease
Company                         Inc.                       Ohio
                                                               498549
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        Summit County,             11/22/95           Equipment lease
Company                         Inc.                       Ohio
                                                               499245
------------------------------------------------------------------------------------------------------------------------------------
Crystaloid Electronics          Associates Leasing,        Summit County,             09/20/96           Equipment lease
Company                         Inc.                       Ohio
                                                               508637
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 10.3
                                 -------------

                                  INVESTMENTS

None.